     As filed with the Securities and Exchange Commission on April 29, 2002

                       1933 Act Registration No. 333-35587


                       SECURITIES AND EXCHANGE COMMISSION
                       ==================================
                             Washington, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 7

                                    FORM S-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2


                       UNITED OF OMAHA SEPARATE ACCOUNT B
                       ----------------------------------
                              (Exact Name of Trust)

                     UNITED OF OMAHA LIFE INSURANCE COMPANY
                     --------------------------------------
                               (Name of Depositor)

                  Mutual of Omaha Plaza, Omaha, Nebraska 68175
              (Address of Depositor's Principal Executive Offices)

                              Name and Address of
                               Agent for Service:
                            Michael E. Huss, Esquire
                            Mutual of Omaha Companies
                           Mutual of Omaha Plaza, 3-Law
                           Omaha, Nebraska 68175-1008
                      Internet: mike.huss@mutualofomaha.com

                 Flexible Premium Variable Life Insurance Policy
                     (Title of securities being registered)


It is proposed that this filing will become effective (check appropriate box):

     |_| Immediately upon filing pursuant to paragraph (b).

     |X| On May 1, 2002 pursuant to paragraph (b) of Rule 485.

     |_| 60 days after filing pursuant to paragraph (a)(1).

     |_| On [date] pursuant to paragraph (a)(i) of Rule 485.

     If appropriate, check the following box:
           |_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

           |_| Check box if it is proposed that this filing will become effective on (date) at (time) pursuant to Rule 487.

                                       ------

                UNITED OF OMAHA SEPARATE ACCOUNT B

                Registration Statement on Form S-6
                     Cross-Reference Sheet



Form N-8B-2
Item No.          Caption in Prospectus
--------          ---------------------
1                 Cover Page
2                 Cover Page
3                 Inapplicable
4                 Policy Distributions
5                 About Us
6                 Variable Investment Options
9                 Inapplicable
10(a)             Policy Application and Issuance
10(b)             Policy Distributions
10(c), (d), (e)   Policy Distributions; Lapse and Grace Period; Reinstatement
10(f), (g), (h)   Voting Rights; Tax Matters
10(i)             Important Policy Provisions
11                Variable Investment Options
12                Variable Investment Options; Policy Distributions
13                Expenses; Tax Matters; Policy Distributions; Appendix A
14                Policy Application and Issuance
15                Policy Application and Issuance
16                Variable Investment Options
17                Captions referenced under Items 10(c), (d), (e) and (i) above
18                Variable Investment Options
19                Reports to You; Voting Rights; Policy Distributions
20                Captions referenced under Items 6 and 10(g) above
21                Policy Loans
22                Inapplicable
23                Policy Distributions
24                Important Policy Provisions
25                About Us
26                Policy Distributions
27                About Us
28                Our Management
29                About Us
30                Inapplicable
31                Inapplicable
32                Inapplicable
33                Inapplicable
34                Inapplicable
35                About Us
36                Inapplicable
37                Inapplicable
38                Policy Distributions
39                Policy Distributions
40                Inapplicable
41(a)             Policy Distributions
42                Inapplicable
43                Inapplicable
44(a)             Variable Investment Options; Policy Application and Issuance
44(b)             Expenses; Policy Distributions
44(c)             Expenses
45                Inapplicable

Form N-8B-2
Item No.          Caption in Prospectus
--------          ---------------------
 46               Variable Investment Options; captions referenced under Items
                  10(c), (d), and (e) above
 47               Inapplicable
 48               About Us
 49               Inapplicable
 50               Variable Investment Options
 51               Cover  Page, Introduction  and  Summary,  Important  Policy
                  Provisions, Tax Matters, Policy Distributions
 52               Tax Matters
 53               Tax Matters
 54               Inapplicable
 55               Inapplicable
 59               Financial Statements

================================================================================
                                                         PROSPECTUS: May 1, 2002
[LOGO] United of
Mutual of Omaha                                              ULTRA VARIABLE LIFE
                                                     Individual Flexible Premium
                                               Variable Universal Life Insurance
================================================================================

     This Prospectus describes ULTRA VARIABLE LIFE, a variable universal life insurance policy offered by United of Omaha Life Insurance Company. The minimum specified amount of insurance coverage is $100,000.

-------------------------------------------------------------------------------------------------------------------------
    The investment portfolios offered through          The Policy includes 30 variable options (where you have the
    the Policy may have names that are nearly          investment risk) with investment portfolios from:
    the same or similar to the names of retail
    mutual funds. However, these investment            [X]   The Alger American Fund
    portfolios are not the same as those retail        [X]   Deutsche Asset Management VIT Funds
    mutual funds, even though they have similar        [X]   Federated Insurance Series
    names and may have similar characteristics         [X]   Fidelity Variable Insurance Products Funds and
    and the same managers. The investment                    Variable Insurance Products Fund II
    performance of these investment portfolios         [X]   MFS Variable Insurance Trust
    is not necessarily related to the performance      [X]   Pioneer Variable Contracts Trust
    of the retail mutual funds. The investment         [X]   Scudder Variable Series I Fund
    portfolios are described in separate               [X]   T. Rowe Price Equity Series, Inc., Fixed
    prospectuses that accompany this Prospectus.             Income Series, Inc. and International Series, Inc.
                                                       [X]   Van Kampen Universal Institutional Funds, Inc.

                                                       and two fixed rate options (where we have the investment risk).
-------------------------------------------------------------------------------------------------------------------------

     The variable options are not direct investments in mutual fund shares, but are offered through Subaccounts of United of Omaha Separate Account B. The value of your Policy will go up or down based on the investment performance of the variable options that you choose. There is no minimum guaranteed Cash Surrender Value for any amounts you allocate to the variable options. The amount of the death benefit can also vary as a result of investment performance.

-------------------------------------------------------------------------------------------------------------------------
  Please Read This Prospectus Carefully. It provides              The  Securities  and  Exchange  Commission  ("SEC")
  -------------------------------------
  information you should consider before investing in        maintains an internet web site (http://www.sec.gov) that
  a Policy. Keep this Prospectus and the prospectuses        contains more information about us and the Policy. You
  for the investment portfolios for future reference.        may also review and copy our SEC registration of the
                                                             Policy at the SEC's Public Reference Room in Washington,
                                                             D.C. (call the SEC at 1-800-SEC-0330 for details and
                                                             public hours).
--------------------------------------------------------------------------------------------------------------------------


The SEC does not pass upon the accuracy or adequacy of this Prospectus, and has not approved or disapproved the Policy. Any representation to the contrary is a criminal offense.

             Remember that the Policy and the investment portfolios:

              .     are subject to risk, including possible loss of principal
                    ---
              .     are not bank deposits
                        ---
              .     are not government insured
                        ---
              .     are not endorsed by any bank or government agency
                        ---
              .     may not achieve their goals
                        ---

================================================================================
        UNITED OF OMAHA LIFE INSURANCE COMPANY, Variable Product Services
            P O. Box 8430, Omaha, Nebraska 68103-0430 1-800-238-9354
================================================================================

___________________________________________________
CONTENTS                                                                        Page(s)
               DEFINITIONS                                                         3
               -------------------------------------------------------------------------
               INTRODUCTION AND SUMMARY
                    Comparison to Other Policies and Investments                  4-5
                    How the Policy Operates                                       5-6
                    Series Fund Charges                                           6-8
               -------------------------------------------------------------------------
               ABOUT US                                                            9
               -------------------------------------------------------------------------
               INVESTMENT OPTIONS
                    Variable Investment Options                                  10-14
                    Fixed Rate Options                                           14-15
                    Transfers                                                     15
                    Dollar Cost Averaging                                        15-16
                    Systematic Transfer Enrollment Program                        16
                    Asset Allocation Program                                      17
                    Rebalancing Program                                          17-18
               -------------------------------------------------------------------------
               IMPORTANT POLICY PROVISIONS
                    Policy Application and Issuance                              19-20
                    Accumulation Value                                           20-21
                    Lapse and Grace Period                                       21-22
                    Continuation of Insurance                                     22
                    Paid-Up Life Insurance                                       22-23
                    Misstatement of Age or Sex                                    23
                    Suicide                                                       23
                    Incontestability                                              23
                    Telephone Transactions                                        24
                    Reinstatement                                                 24
                    Maturity Date                                                 24
                    Coverage Beyond Maturity                                     24-25
                    Delay of Payments                                             25
                    Minor Owner or Beneficiary                                    25
               -------------------------------------------------------------------------
               EXPENSES
                    Deductions from Premium                                       26
                    Monthly Deduction                                            26-27
                    Transfer Charge                                               27
                    Surrender Charge                                             28-29
                    Series Fund Charges                                           29
               -------------------------------------------------------------------------
               POLICY DISTRIBUTIONS
                    Policy Loans                                                  30
                    Surrender                                                     30
                    Partial Withdrawals                                           31
                    Death Benefit                                                31-32
                    Payment of Proceeds                                          32-34
               -------------------------------------------------------------------------
               FEDERAL TAX MATTERS
                    Life Insurance Qualification                                  35
                    Tax Treatment of Loans and Other Distributions               35-36
                    Other Policy Owner Tax Matters                               36-37
               -------------------------------------------------------------------------
               MISCELLANEOUS
                    Our Management                                                38
                    Distribution of the Policies                                  38
                    Sales to Employees                                            38
                    Voting Rights                                                 39
                    Distribution of Materials                                     39
                    State Regulation                                              39
                    Legal Proceedings                                             39
                    Experts                                                       39
                    Reports to You                                                39
                    Do You Have Questions?                                        39
               -------------------------------------------------------------------------
               ILLUSTRATIONS                                                     40-52
               -------------------------------------------------------------------------
               FINANCIAL STATEMENTS                                               53

________________________________________________
DEFINITIONS

Accumulation Value is the dollar value of all amounts accumulated under the Policy (in both the variable investment options and the fixed investment options).

Allocation Date is the first Business Day following the completion of your "right to examine period."

Beneficiary is the person(s) or other legal entity who receives the death benefits of the Policy, if any, upon the insured's death. If there are joint Owners, the surviving joint Owner is the primary Beneficiary and any named Beneficiary is a contingent Beneficiary.

Business Day is each day that the New York Stock Exchange is open for trading.

Cash Surrender Value is the Accumulation Value, less any Policy loans, unpaid loan interest, and any applicable surrender charge.

Loan Account is an account we maintain for your Policy if you have a Policy loan outstanding. The Loan Account is credited with interest and is not affected by the experience of the Variable Account. The Loan Account is part of our general account.

Monthly Deduction is a monthly charge which includes a mortality and expense risk charge, an administrative charge, a charge for the cost of any riders in effect for that month and a cost of insurance charge.

Net Amount at Risk means the death benefit less the Accumulation Value on a Monthly Deduction date after deducting the rider charges, if any, the risk charge for the current month, and the administrative charge. If the Policy's death benefit option is option 2, the Net Amount at Risk is the specified amount of insurance coverage.

No Lapse Period is a period of time during which the Policy will not lapse as long as specified premiums are paid and no withdrawals are taken or Policy loans are outstanding.

Owner is you -- the person(s) who may exercise all rights and privileges under the Policy. If there are joint Owners, the signatures of both Owners are needed to exercise rights under the Policy (except for certain approved telephone transactions).

Policy is the Ultra Variable Life Policy, a flexible premium variable universal life insurance policy offered by us through this Prospectus.

Policy Year/Month/Anniversary are measured from respective anniversary dates of the date of issue of the Policy.

Series Funds are open-end investment management companies (commonly called mutual funds) in which the Variable Account invests.

Subaccount is a segregated account within the Variable Account investing in a specified investment portfolio of one of the Series Funds.

Us, We, Our, United of Omaha is United of Omaha Life Insurance Company.

Valuation Period is the period commencing at the close of business of the New York Stock Exchange on each Business Day and ending at the close of business for the next succeeding Business Day.

Variable Account is United of Omaha Separate Account B, a separate account maintained by us.

Written Notice is written notice, signed by you, that gives us the information we require and is received at United of Omaha, Variable Product Services, P.O. Box 8430, Omaha, Nebraska 68103-0430.

You, Yours is you, the Owner of the Policy who may exercise all rights and privileges under the Policy.

     ___________________________________________

          This Prospectus may only be used to offer the Policy where the Policy may lawfully be sold. No one is authorized to give information or make representations about the Policy that isn't in the Prospectus; if anyone does so, you should not rely upon it as being accurate or adequate.

          This Prospectus generally describes only the variable investment options, except when the fixed rate options are specifically mentioned.

________________________________________________
INTRODUCTION AND SUMMARY

     This Introduction and Summary briefly notes some of the important things about the Policy, but it is not a complete description of the Policy. The rest of this Prospectus contains more complete information, and you should read the entire Prospectus carefully.

     The ULTRA VARIABLE LIFE Policy described in this Prospectus is a variable universal life insurance policy issued by United of Omaha Life Insurance Company. The Policy pays a death benefit upon the insured's death, and a Cash Surrender Value is available if you surrender the Policy. The insured person cannot be over 90 when we issue the Policy. You have flexibility under the Policy; within certain limits, you can vary the amount and timing of premium payments, change the death benefit, and transfer amounts among the investment options. The minimum initial premium is the amount necessary to purchase $100,000 of insurance coverage.

     The Policy is a variable universal life Policy, which means that you can allocate your premium to as many as 30 different variable investment options, where you can gain or lose money on your investment. You may also allocate your premiums to fixed rate options, where we guarantee you will earn a fixed rate of interest. The death benefit can also vary up or down as a result of that investment experience. However, the death benefit will not be less than the current specified amount of insurance coverage less any outstanding Policy loans and unpaid loan interest.

     There is no guaranteed minimum Accumulation Value. Regardless of whether you pay the planned premiums, the Policy could lapse if the Accumulation Value is not sufficient to pay the Monthly Deduction. However, the Policy will not lapse during the No-Lapse Period, if you pay the required premium.

     The variable investment options are not direct investments in mutual funds, but are Subaccounts of the Variable Account. Each Subaccount in turn invests in a particular Series Fund. You may transfer your Accumulation Value among the Subaccounts and between the Subaccounts and the fixed rate options, subject to certain restrictions (in particular, restrictions on transfers out of the fixed rate options).

     You can surrender the Policy completely, make a partial cash withdrawal, and take out a Policy loan, subject to certain restrictions. However, surrenders, withdrawals and loans may be taxable and subject to a penalty tax.

     Buying the Policy might not be a good way of replacing existing life insurance, especially if you already own a flexible premium variable life insurance policy.

[_]  COMPARISON TO OTHER POLICIES AND INVESTMENTS

     The Policy offered by this Prospectus is designed to provide life insurance coverage for the insured. It is not offered primarily as an investment.

     Compared to other life insurance policies. In many respects, the Policy is
     -----------------------------------------
similar to fixed-benefit life insurance. Like fixed-benefit life insurance, the Policy offers a death benefit and provides loan privileges and surrender values. The Policy gives you the flexibility to vary the amount and timing of premium payments and, within limits, to change the death benefit payable under the Policy. The Policy is different from fixed-benefit life insurance in that the death benefit may vary as a result of the investment experience of the variable investment options that you select. The Accumulation Value will always vary in accordance with that investment experience.

     Compared to mutual funds. The Policy is designed to provide life insurance
     ------------------------
protection. Although the underlying investment portfolios operate like mutual funds and have similar investment risks, in many ways the Policy differs from mutual fund investments. The main differences are:

--------------------------------------------------------------------------------
A significant advantage of the Policy is that it provides the ability to accumulate capital on a tax-deferred basis. The purchase of a Policy to fund a tax-qualified retirement account does not provide any additional tax-deferred treatment beyond the treatment provided by the tax-qualified retirement plan itself. However, the Policy does provide benefits such as family protection through death benefits, guaranteed fees and asset allocation models.
--------------------------------------------------------------------------------

..    The Policy provides a death benefit based on the life of the insured.
..    The Policy can lapse with no value, if your Accumulation Value is not enough to pay a Monthly Deduction unless the Policy is in a No-Lapse Period (which requires a minimum level of premium payments).

..    Insurance-related charges not associated with direct mutual fund investments are deducted from the value of the Policy.
..    We, not you, own the shares of the underlying Series Funds. You have interests in our Subaccounts that invest in the Series Funds that you select.
..    Dividends and capital gains distributed by the investment portfolios are automatically reinvested.

..    Premiums are held in the Federated Prime Money Fund II portfolio until the end of the "right to examine period" required by state law plus five Business Days. Only then is premium invested in the other variable investment options that you elected.
..    Federal income tax liability on any earnings is deferred until you receive a distribution from the Policy.

..    You can make transfers from one underlying investment portfolio to another without tax liability.
..    Premature withdrawals may be subject to a 10% federal tax penalty. Policy earnings that would be treated as capital gains in a mutual fund are treated as ordinary income, although (a) such earnings are exempt from taxation if received as a death benefit, and (b) taxation is deferred until such earnings are distributed.
..    The Policy might be a "modified endowment contract." If it is, then (a)
     there will be a 10% penalty tax on withdrawals before age 59 1/2; (b) withdrawals would be deemed to come from earnings first (taxable), then from your investment; and (c) loans will be treated as withdrawals.

..    Most states grant you a short time period to review your Policy and cancel it for a return of premium paid. The terms of this "right to examine" period vary by state, and are stated on the cover of your Policy.

[_]  HOW THE POLICY OPERATES

     The following chart shows how the Policy operates and includes a summary of expenses. For more information, refer to specific sections of this Prospectus.

               ---------------------------------------------------------
                              POLICY FLOW CHART
               ---------------------------------------------------------
                                   PREMIUM

               .    The minimum initial premium required is based on
                    the initial specified amount of insurance coverage (minimum amount of $100,000).
               .    Additional premium payments may be required
                    pursuant to a planned premium schedule. Payments
                    in addition to planned premiums may be made,
                    within limits.
               . Additional premiums may be required to prevent the Policy from lapsing. Payment of the planned premiums may not be enough to keep the Policy from
                                 ---
                    lapsing, even during the No-Lapse Period.
               ---------------------------------------------------------

               ---------------------------------------------------------
                      DEDUCTIONS BEFORE ALLOCATING PREMIUM

               Premium Charges per premium payment:

               . 3.75% of each premium for state and federal tax expenses (which may be more or less than the actual amount of federal and state tax expense
                    that we are required to pay).
               .    $2 from each premium for premium processing
                    expenses.
               ---------------------------------------------------------

          ------------------------------------------------------------------
                                      INVESTMENT OF PREMIUM

          . You direct the allocation of all net premiums among the 30 Subaccounts of the Variable Account, the fixed account and the systematic transfer account. Each Subaccount invests in a corresponding investment portfolio of one of the Series Funds.

          ------------------------------------------------------------------

--------------------------------------------------------------------------------
                          CHARGES DEDUCTED FROM ASSETS

..    We take a Monthly Deduction out of your Accumulation Value (the annual rates set forth below are calculated as a percentage of Accumulation Value) composed of:

     -    0.70% for mortality and expense risk charge during Policy Years 1 -
          10; 0.55% after Policy Year 10 for the Accumulation Value of $25,000 or less; 0.15% after Policy Year 10 for the Accumulation Value in excess of $25,000. The mortality and risk charge after Policy Year 10 will never exceed the guaranteed maximum charge of 0.55%.
     -    $7 administrative charge.
     -    A cost of insurance charge (based on the Net Amount at Risk).
     -    Rider charges (if any).
..    $10 fee for transfers among the Subaccounts and the fixed account (first 12 transfers per Policy Year are free) deducted from the amount of the transfer on the date of the transfer.
..    Investment advisory fees and operating expenses are deducted from the assets of each investment portfolio.
--------------------------------------------------------------------------------

   -------------------------------------------------------------------------
                               ACCUMULATION VALUE

   .    Your Accumulation Value is equal to your net premiums adjusted up or down each Business Day to reflect the Subaccounts' investment experience, earnings on amounts you have invested in the fixed account and the systematic transfer account, charges deducted, and other Policy transactions (such as loans and partial
        withdrawals).
   . Accumulation Value may vary daily. There is no minimum guaranteed Accumulation Value for the Subaccounts. The Policy may lapse, even if there is no Policy loan.
   .    Accumulation Value can be transferred among the Subaccounts.
        Policy loans reduce the amount available for allocations and transfers.
   .    Dollar cost averaging, asset allocation and rebalancing programs are available.
   . Accumulation Value is the starting point for calculating certain values under a Policy, such as the Cash Surrender Value and the death benefit.
   -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        ACCUMULATION VALUE BENEFITS

..    After the first Policy Year (at any time in Indiana), you can take loans for amounts up to 100% of Cash Surrender Value (less loan interest to the end of the Policy Year and a sufficient Monthly Deduction to keep the
     Policy in force for at least one month) at a net annual interest rate charge of 2%.
..    Preferred loans are available beginning in the 10/th/ Policy Year and later with a net interest rate charge of 0%. All loans become or preferred loans beginning in the 10/th/ Policy Year.
..    You can surrender the Policy in full at any time for its Cash Surrender
     Value, or withdraw part of the Accumulation Value (after the first Policy
     Year). A surrender charge based upon issue age, sex, risk class, and the amount of time you have had your Policy, may apply to any surrender or reduction in the specified amount of insurance coverage for the first 12 Policy Years. The highest aggregate surrender charge is $53 for each $1,000 of specified amount of insurance coverage. Taxes and tax penalties may also apply.
..    If the Policy is a modified endowment contract, then Policy loans will be treated as withdrawals for tax purposes.
..    Fixed and variable payout options are available.

                                 DEATH BENEFIT

..    Received income tax free to Beneficiary.
..    Available as lump sum or under a variety of payout options.
..    Two death benefit options are available:
     (1) greater of (a) current specified amount; or (b) Accumulation Value on the date of death plus a corridor amount; or
     (2) Accumulation Value plus the greater of (a) the current specified amount, or (b) a corridor amount.
..    Flexibility to change death benefit option and specified amount of insurance coverage.
..    Rider benefits are available.


Death benefit proceeds paid are reduced by any Policy loan balance and unpaid loan interest.

--------------------------------------------------------------------------------

[_]  SERIES FUND CHARGES

     Each Series Fund investment portfolio is responsible for its own expenses. The net assets of each portfolio reflects deductions for investment advisory fees and other expenses. These charges are disclosed in each Series Fund's prospectus which accompanies this Prospectus. Set forth below is a table of portfolio annual expenses for 2001. Expenses could be higher or lower in the future. These expenses may reflect fee waivers and/or expense reimbursements. Fee waivers and expense reimbursements can be terminated at any time.

================================================================================

Series Fund Annual Expenses/1/                             Management       12b-1 Fees      Other Expenses        Total Portfolio
------------------------------
(as a percentage of average net assets)                       Fees         (distribution    (after expense       Annual Expenses
                                                           (after fee     administration   reimbursement)/(a)/  (after fee waiver
Portfolio:                                                 waiver)/(a)/      expense)                              and expense
----------
                                                                                                                 reimbursement)/(a)/
====================================================================================================================================
Alger American Growth                                         0.75%            0.00%              0.06%                 0.81%
Alger American Small Capitalization                           0.85%            0.00%              0.07%                 0.92%
Federated Prime Money Fund II                    /(a)/        0.50%            0.00%              0.16%                 0.66%
Federated Fund for U.S. Government Securities II /(a)/        0.60%            0.00%              0.14%                 0.74%
Fidelity VIP II Asset Manager: Growth                         0.58%            0.00%              0.15%                 0.73%
Fidelity VIP II Contrafund                                    0.58%            0.00%              0.10%                 0.68%
Fidelity VIP Equity Income                                    0.48%            0.00%              0.10%                 0.58%
Fidelity VIP II Index 500                        /(a)/        0.24%            0.00%              0.04%                 0.28%
MFS Capital Opportunities Series                 /(a)/        0.75%            0.00%              0.16%                 0.91%
MFS Emerging Growth Series                                    0.75%            0.00%              0.12%                 0.87%
MFS High Income Series                           /(a)/        0.75%            0.00%              0.16%                 0.91%
MFS Research Series                                           0.75%            0.00%              0.15%                 0.90%
MFS Strategic Income Series                      /(a)/        0.75%            0.00%              0.17%                 0.92%
Pioneer Equity-Income VCT                                     0.65%            0.25%              0.12%                 1.02%
Pioneer Fund VCT                                              0.65%            0.25%              0.14%                 1.04%
Pioneer Growth Shares VCT                                     0.70%            0.25%              0.63%                 1.58%
Pioneer Mid-Cap Value VCT                                     0.65%            0.00%              0.14%                 0.79%
Pioneer Real Estate Growth VCT                                0.80%            0.00%              0.36%                 1.16%
Scudder VIT EAFE(R) Equity Index Fund            /(a)/        0.45%            0.00%              0.20%                 0.65%
Scudder VIT Small Cap Index Fund                 /(a)/        0.35%            0.00%              0.10%                 0.45%
Scudder VS1 Global Discovery                                  0.98%            0.25%              0.24%                 1.47%
Scudder VS1 Growth and Income                                 0.48%            0.25%              0.08%                 0.81%
Scudder VS1 International                                     0.84%            0.00%              0.16%                 1.00%
T. Rowe Price Equity Income                      /(b)/        0.00%            0.00%              0.85%                 0.85%
T. Rowe Price International  Stock               /(b)/        0.00%            0.00%              1.05%                 1.05%
T. Rowe Price Limited-Term Bond                  /(b)/        0.00%            0.00%              0.70%                 0.70%
T. Rowe Price New America Growth                 /(b)/        0.00%            0.00%              0.85%                 0.85%
T. Rowe Price Personal Strategy Balanced         /(b)/        0.00%            0.00%              0.90%                 0.90%

Van Kampen UIF Emerging Markets Equity           /(a)/        0.98%            0.00%              0.87%                 1.85%
Van Kampen UIF Fixed Income                      /(a)/        0.39%            0.00%              0.31%                 0.70%
------------------------------------------------------------------------------------------------------------------------------------

/(a)/ Without fee waiver or expense reimbursement limits the following funds would have had the charges set forth below:

                                                                                                                    Total Portfolio
             Portfolio                                         Management Fees     12b-1 Fees     Other Expenses    Annual Expenses
             ----------------------------------------------------------------------------------------------------------------------
             Federated Prime Money Fund II                          0.50%            0.00%            0.41%             0.91%
             Federated Fund for U.S. Government Securities II       0.60%            0.00%            0.39%             0.99%
             Fidelity VIP II Index 500                              0.24%            0.00%            0.11%             0.35%
             MFS Capital Opportunities Series                       0.75%            0.00%            0.21%             0.96%
             MFS High Income Series                                 0.75%            0.00%            0.26%             1.01%
             MFS Strategic Income Series                            0.75%            0.00%            0.37%             1.12%
             Scudder VIT EAFE(R)Equity Index Fund                   0.45%            0.00%            0.36%             0.81%
             Scudder VIT Small Cap Index Fund                       0.35%            0.00%            0.28%             0.63%
             Van Kampen UIF Emerging Markets Equity                 1.25%            0.00%            0.87%             2.12%
             Van Kampen UIF  Fixed Income                           0.40%            0.00%            0.31%             0.71%


/(b)/ T. Rowe Price Funds do not itemize management fees and other expenses.

================================================================================

________
/1/ The fee and expense data regarding each Series Fund, which are fees and expenses for 2001, was provided to United of Omaha by the Series Fund. The Series Funds are not affiliated with United of Omaha. We have not independently verified these figures.

     The ILLUSTRATIONS section at the end of this Prospectus has tables demonstrating how the Policy operates, given the Policy's expenses and several assumed rates of return. These tables may assist you in comparing the Policy's death benefits, Cash Surrender Values and Accumulation Values with those of other variable life insurance policies. Please review these tables to better understand the effect of expenses upon the Policy. You may also ask us to provide a comparable illustration based upon your specific situation.

                   FOR POLICIES ISSUED IN THE STATE OF FLORIDA

     This notice is to remind you of rights provided by Florida law, Chapter
627.4555. You may designate a person, in addition to yourself, who would be told when your premium is past due and has not been paid. This secondary addressee will only be sent notification if the insured is age 64 or older and the Policy has been in force for at least one year. Notification of possible lapse in coverage will be sent to you and the person you designate to be the secondary addressee at least 21 days before expiration of the grace period provided in your Policy.

     If you would like to take advantage of this feature, please contact Variable Products Services at 1-800-238-9354.

        -----------------------------------------------------------------

                     For more detailed information about the
                      Policy, please read the rest of this
                           Prospectus and the Policy.

        -----------------------------------------------------------------

-----------------------------------------------------------
ABOUT US


     We are United of Omaha Life Insurance Company, a stock life insurance company organized under the laws of the State of Nebraska in 1926. We are a wholly-owned subsidiary of Mutual of Omaha Insurance Company. The Mutual of Omaha family of companies provides life, health, disability, home and auto insurance, trust services, and investment sales and brokerage services. The Mutual of Omaha Companies have a proud tradition of supporting environmental education, beginning with its long-running Mutual of Omaha's Wild Kingdom television program, and continued through its Wildlife Heritage Trust. United of Omaha is principally engaged in the business of issuing group and individual life insurance and annuity policies, and group accident and health insurance in all states (except New York), and the District of Columbia.

     We may from time to time publish (in advertisements, sales literature and reports to Policy Owners) the ratings and other information assigned to us by one or more independent rating organizations such as A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Rating Services, and Duff & Phelps Credit Rating Company. The purpose of the ratings is to reflect our financial strength and/or claims-paying ability. The ratings do not bear on the investment performance of assets held in the Variable Account or on the safety or the degree of risk associated with an investment in the Variable Account.

--------------------------------------------------------------------------------
The investment results of each investment portfolio, whose investment objectives are described below, are likely to differ significantly. You should consider carefully, and on a continuing basis, which investment portfolios or combination of investment portfolios and fixed rate options best suits your long-term investment objectives.
--------------------------------------------------------------------------------

-----------------------------------
INVESTMENT OPTIONS

     We recognize you have very personal goals and investment strategies. The Policy allows you to choose from a wide array of investment options -- each chosen for its potential to meet specific investment objectives. You may allocate all or a part of your premiums to one or a combination of the variable investment options or the fixed rate options (although allocations to the systematic transfer account are limited to initial premium and rollovers only). Allocations must be in whole percentages and total 100%.

     You can choose among 30 variable investment options and two-fixed rate options.

[_]  VARIABLE INVESTMENT OPTIONS

--------------------------------------------------------------------------------

The investment portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain investment portfolios available under the Policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance and results of the investment portfolios available under the Policy may be lower, or higher, than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the investment portfolios available under the Policy will be comparable to the investment results of any other mutual fund portfolio, even if the other portfolio has the same investment adviser or manager and the same investment objectives and policies, and a very similar name.

For detailed information about any investment portfolio, including its performance history, refer to the prospectus for that investment portfolio.
--------------------------------------------------------------------------------

     With the Policy's variable investment options, you bear the investment risk, not us. You control the amount of money you invest in each of the investment portfolios, and you bear the risk those portfolios will perform worse than you expect.

     The Variable Account, United of Omaha Separate Account B, provides you with 30 variable investment options in the form of Series Fund investment portfolios. Each Series Fund is an open-end investment management company. When you allocate Policy funds to a Series Fund portfolio, those funds are placed in a Subaccount of the Variable Account corresponding to that portfolio, and the Subaccount in turn invests in the portfolio. The Accumulation Value of your Policy depends directly on the investment performance of the portfolios that you select.

------------------------------------------------------------------------------------------------------------------------------------
          Asset                             Variable Investment Options                                    Objective
        Category                      Under United of Omaha Separate Account B
           (*)                               (Series Fund - Portfolio)
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Equity    Van Kampen Universal Institutional Funds, Inc. -                Long-term capital appreciation
                           Van Kampen UIF Emerging Markets Equity Portfolio /(6)/
------------------------------------------------------------------------------------------------------------------------------------
                                                              Emerging market country securities
------------------------------------------------------------------------------------------------------------------------------------
International Equity       Deutsche Asset Management VIT Funds -                           Long-term capital appreciation
                           Scudder VIT EAFE(R)Equity Index Fund Portfolio /(11)/
------------------------------------------------------------------------------------------------------------------------------------
                                           Statistically selected sample of the securities found in the EAFE(R)Index
------------------------------------------------------------------------------------------------------------------------------------
                           Scudder Variable Series I Fund -                                Long-term capital appreciation
                           Scudder VS1 Global Discovery Portfolio /(8)/
------------------------------------------------------------------------------------------------------------------------------------
                                                        Small companies in the U.S. or foreign markets
------------------------------------------------------------------------------------------------------------------------------------
                           Scudder Variable Series I Fund -                                Long-term capital appreciation
                           Scudder VS1 International Portfolio /(8)/
------------------------------------------------------------------------------------------------------------------------------------
                                            Common stocks of companies which do business outside the United States
------------------------------------------------------------------------------------------------------------------------------------
                           T. Rowe Price International Series, Inc. -                      Long-term capital appreciation
                           T. Rowe Price International Stock Portfolio /(9)/
------------------------------------------------------------------------------------------------------------------------------------
                                                              Common stocks of foreign companies
------------------------------------------------------------------------------------------------------------------------------------
Real Estate Equity         Pioneer Variable Contracts Trust -                              Long-term capital appreciation with
                           Pioneer Real Estate Growth VCT Portfolio /(7)/                  current income
------------------------------------------------------------------------------------------------------------------------------------
                                        Real estate investment trusts (REITs) and other real estate industry companies
------------------------------------------------------------------------------------------------------------------------------------
Small-Cap Equity           Alger American Fund -                                           Long-term capital appreciation
                           Alger American Small Capitalization Portfolio /(1)/
------------------------------------------------------------------------------------------------------------------------------------
                                    Equity securities of companies with total market capitalization of less than $1 billion
------------------------------------------------------------------------------------------------------------------------------------
                           Deutsche Asset Management VIT Funds -                           Long-term capital appreciation
                           Scudder VIT Small Cap Index Fund Portfolio /(11)/
------------------------------------------------------------------------------------------------------------------------------------
                                       Statistically selected sample of the securities found in the Russell 2000(R)Index
------------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Equity             Pioneer Variable Contracts Trust -                              Long-term capital appreciation
                           Pioneer Mid-Cap Value VCT Portfolio /(7)/
------------------------------------------------------------------------------------------------------------------------------------
                                                                Currently undervalued companies
------------------------------------------------------------------------------------------------------------------------------------
Large-Cap Growth Equity    Alger American Fund -                                           Long-term capital appreciation
                           Alger American Growth Portfolio /(1)/
------------------------------------------------------------------------------------------------------------------------------------
                                    Equity securities of companies with total market capitalization of more than $1 billion
------------------------------------------------------------------------------------------------------------------------------------
                           Fidelity Variable Insurance Products Fund II -                  Long-term capital appreciation
                           Fidelity VIP II Contrafund Portfolio /(3)/
------------------------------------------------------------------------------------------------------------------------------------
                                                                Currently undervalued companies
------------------------------------------------------------------------------------------------------------------------------------
                           Fidelity Variable Insurance Products Fund II -                  Long-term capital appreciation with
                           Fidelity VIP II Index 500 Portfolio /(3)/                       current income
------------------------------------------------------------------------------------------------------------------------------------
                                                    Stocks that comprise the Standard and Poor's 500 Index
------------------------------------------------------------------------------------------------------------------------------------
                           MFS Variable Insurance Trust -                                  Long-term capital appreciation
                           MFS - Emerging Growth Series Portfolio /(5)/
------------------------------------------------------------------------------------------------------------------------------------
                                            Common stocks of small and medium-sized companies with growth potential
------------------------------------------------------------------------------------------------------------------------------------
                           MFS Variable Insurance Trust -                                  Long-term capital appreciation
                           MFS - Research Series Portfolio /(5)/
------------------------------------------------------------------------------------------------------------------------------------
                                     Research analyst's recommendations for best expected capital appreciation
------------------------------------------------------------------------------------------------------------------------------------
                           Pioneer Variable Contracts Trust -                              Long-term capital appreciation
                           Pioneer Growth Shares VCT Portfolio /(7)/
------------------------------------------------------------------------------------------------------------------------------------
                                   Focus on secular trends, competitive strength and return on incremental invested capital
------------------------------------------------------------------------------------------------------------------------------------
                           T. Rowe Price Equity Series, Inc. -                             Long-term capital appreciation
                           T. Rowe Price New America Growth Portfolio /(10)/
------------------------------------------------------------------------------------------------------------------------------------
                                             Common stocks of U.S. companies in the service sector of the economy
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
          Asset                             Variable Investment Options                                    Objective
        Category                      Under United of Omaha Separate Account B
           (*)                               (Series Fund - Portfolio)
------------------------------------------------------------------------------------------------------------------------------------
Large-Cap Value Equity     Fidelity Variable Insurance Products Fund -                     Dividend income & capital appreciation
                           Fidelity VIP Equity Income Portfolio /(3)/
------------------------------------------------------------------------------------------------------------------------------------
                                                              Income-producing equity securities
------------------------------------------------------------------------------------------------------------------------------------
                           MFS Variable Insurance Trust -                                  Long-term capital appreciation
                           MFS - Capital Opportunities Series Portfolio /(5)/
------------------------------------------------------------------------------------------------------------------------------------
                                                       Common stocks of domestic and foreign companies
------------------------------------------------------------------------------------------------------------------------------------
                           Pioneer Variable Contracts Trust -                              Current income & long-term growth
                           Pioneer Equity-Income VCT Portfolio /(7)/
------------------------------------------------------------------------------------------------------------------------------------
                                              Focus on large, strong companies with histories of dividend growth
------------------------------------------------------------------------------------------------------------------------------------
                           Pioneer Variable Contracts Trust -                              Capital growth with current income
                           Pioneer Fund VCT Portfolio /(7)/
------------------------------------------------------------------------------------------------------------------------------------
                                                Emphasizes high-quality, value and long-term earnings potential
------------------------------------------------------------------------------------------------------------------------------------
                           Scudder Series I Fund -                                         Long-term capital appreciation with
                           Scudder VS1 Growth and Income Portfolio /(8)/                   current income
------------------------------------------------------------------------------------------------------------------------------------
                                                         Common stocks of large, established companies
------------------------------------------------------------------------------------------------------------------------------------
                           T. Rowe Price Equity Series, Inc. -                             Dividend income & capital appreciation
                           T. Rowe Price Equity Income Portfolio /(10)/
------------------------------------------------------------------------------------------------------------------------------------
                                                    Dividend-paying common stocks of established companies
------------------------------------------------------------------------------------------------------------------------------------
Hybrid                     Fidelity Variable Insurance Products Fund II -                  Long-term capital appreciation
                           Fidelity VIP II Asset Manager: Growth Portfolio /(3,4)/
------------------------------------------------------------------------------------------------------------------------------------
                                                 Domestic and foreign stocks, bonds and short-term investments
------------------------------------------------------------------------------------------------------------------------------------
                           T. Rowe Price Equity Series, Inc. -                             Capital appreciation & dividend income
                           T. Rowe Price Personal Strategy Balanced Portfolio /(10)/
------------------------------------------------------------------------------------------------------------------------------------
                                              Diversified portfolio of stocks, bonds and money market securities
------------------------------------------------------------------------------------------------------------------------------------
International Fixed        MFS Variable Insurance Trust -                                  Seeks income & capital appreciation
Income                     MFS - Strategic Income Series Portfolio /(5)/
------------------------------------------------------------------------------------------------------------------------------------
                                                   International government bonds
------------------------------------------------------------------------------------------------------------------------------------
High Yield Fixed Income    MFS Variable Insurance Trust -                                  High current income & capital
                           MFS - High Income Series Portfolio /(5)/                        appreciation
------------------------------------------------------------------------------------------------------------------------------------
                                             Diversified bond portfolio, some of which may involve equity features
------------------------------------------------------------------------------------------------------------------------------------
Intermediate-Term /        Van Kampen Universal Institutional Funds, Inc. -                Above average return from a diversified
Long-Term Fixed Income     Van Kampen UIF Fixed Income Portfolio /(6)/                     portfolio of fixed income securities
------------------------------------------------------------------------------------------------------------------------------------
                                           Medium to high quality fixed income investments of intermediate maturity
------------------------------------------------------------------------------------------------------------------------------------
                           Federated Insurance Series -                                    Current income
                           Federated Fund for U.S. Gov't Securities II Portfolio /(2)/
------------------------------------------------------------------------------------------------------------------------------------
                                                                     U.S. Government bonds
------------------------------------------------------------------------------------------------------------------------------------
Short-Term Fixed Income    T. Rowe Price Fixed Income Series, Inc. -                       High level of current income consistent
                           T. Rowe Price Limited-Term Bond Portfolio /(10)/                with modest price fluctuations
------------------------------------------------------------------------------------------------------------------------------------
                                                 Short and intermediate-term investment grade debt securities
------------------------------------------------------------------------------------------------------------------------------------
Cash                       Federated Insurance Series -                                    Current income consistent with the
                           Federated Prime Money Fund II Portfolio /(2)/                   stability of principal
------------------------------------------------------------------------------------------------------------------------------------
                                                             High-quality money market instruments
------------------------------------------------------------------------------------------------------------------------------------

     (*) Asset category designations are our own to help you gain insight into each portfolio's intended objectives, but do not assure that any portfolio will perform consistent with the categorization. Information contained in the Series Funds' prospectuses should be read carefully before investing in any Subaccount.

--------------------------------------------------------------------------------
We do not assure that any portfolio will achieve its stated objective. Detailed information, including a description of each portfolio's investment objective and policies and a description of risks involved in investing in each of the portfolios, is contained in the prospectuses for the Series Funds, current copies of which accompany this Prospectus. None of these portfolios are insured or guaranteed by the U.S. government.
--------------------------------------------------------------------------------

Investment advisers of the Series Funds:

         /(1)/    Fred Alger Management, Inc.
         /(2)/    Federated Investment Management Company.
         /(3)/    Fidelity Management & Research Company.
         /(4)/    Fidelity Management & Research (U.K.) Inc., and Fidelity
                  Management and Research Far East Inc., regarding research and investment recommendations with respect to companies based outside the United States.
         /(5)/    Massachusetts Financial Services Company.
         /(6)/    Morgan Stanley Asset Management Inc.
         /(7)/    Pioneer Investment Management, Inc.
         /(8)/    Scudder Kemper Investments, Inc.
         /(9)/    T. Rowe Price-Fleming International, Inc., a joint venture between
                  T. Rowe Price Associates, Inc. and Robert Fleming Holdings
                  Limited.
         /(10)/   T. Rowe Price Associates, Inc.
         /(11)/   Deutsche Asset Management, Inc.

     The investment advisers of the Series Funds and the investment portfolios are described in greater detail in the prospectuses for the Series Funds.

     Each investment portfolio is designed to provide an investment vehicle for variable annuity and variable life insurance contracts issued by various insurance companies. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies, see the prospectuses of the Series Funds that accompany this Prospectus.

     We may perform certain shareholder services and other administrative functions on behalf of the investment portfolios or their investment advisers. We may receive revenues from the investment portfolios or their investment advisers for the performance of these services. The amount of these revenues may depend on the amount our Variable Account invests in the Series Fund and/or any portfolio thereof.

     The Variable Account is registered with the SEC as a unit investment trust. However, the SEC does not supervise the management or the investment practices or policies of the Variable Account or United of Omaha. The Variable Account was established as a separate investment account of United of Omaha under Nebraska law on August 27, 1996. Under Nebraska law, we own the Variable Account assets, but they are held separately from our other assets and are not charged with any liability or credited with any gain of business unrelated to the Variable Account. Any and all distributions made by the Series Funds with respect to the shares held by the Variable Account will be reinvested in additional shares at net asset value. We are responsible to you for meeting the obligations of the Policy, but we do not guarantee the investment performance of any of the investment portfolios. We do not make any representations about their future performance. The investment portfolios may fail to meet their objectives, and
             ----------------------------------------------------------------
they could go down in value. Each portfolio operates as a separate investment
---------------------------
fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio. Complete descriptions of each portfolio's investment objectives and restrictions and other material information related to an investment in the portfolio are contained in the prospectuses for each of the Series Funds which accompany this Prospectus. Read these prospectuses carefully before you choose a portfolio.

Adding, Deleting, or Substituting Variable Options

     We do not control the Series Funds, so we cannot guarantee that any of the investment portfolios will always be available. We retain the right to change the investments of the Variable Account. This means we may eliminate the shares of any investment portfolio held in our Variable Account and substitute shares of another open-end management investment company for the shares of any portfolio, if the shares of the portfolio are no longer available for investment or if, in our judgment, investment in any portfolio would be inappropriate in view of the purposes of the Variable Account. We will first notify you and receive any necessary SEC and state approval before making such a change.

     New portfolios may be added, or existing portfolios eliminated, when, in our sole discretion, conditions warrant such a change. If a portfolio is eliminated, we will ask you to reallocate any amount in the eliminated portfolio. If you do not reallocate these amounts, we will automatically reinvest them in the Federated Prime Money Fund II portfolio.

     If we make a portfolio substitution or change, we may change the Policy to reflect the substitution or change. Our Variable Account may be (i) operated as an investment management company or any other form permitted by law, (ii) deregistered with the

SEC if registration is no longer required or (iii) combined with one or more other separate accounts. To the extent permitted by law, we also may transfer assets of the Variable Account to other accounts.

[_]  FIXED RATE OPTIONS (not available in Puerto Rico)

--------------------------------------------------------------------------------
The actual net effective minimum interest rate, after deduction of the mortality
           ---                                  -----
and expense risk charge, is guaranteed to yield 3.3% per year (compounded annually) for the first 10 Policy Years and 3.45% per year thereafter (except in Maryland, where the minimum net rates will yield -0.7% per year for the first
10 Policy Years and -0.55% per year thereafter for Accumulation Value of $25,000 or less).
--------------------------------------------------------------------------------

     There are two fixed rate options: a systematic transfer account and a fixed account. With fixed rate options, we bear the investment risk. This means we guarantee that you will earn a minimum interest rate. This minimum interest rate is guaranteed to yield 4.0% per year, compounded annually, in all states except Maryland (the minimum rate is guaranteed to yield 0.0% for policies issued in Maryland). We may declare a higher current interest rate. Whatever interest rate we declare will be guaranteed for at least one year. However, you bear the risk
                                                     --------------------------
that we will not credit more interest than will yield 4.0% per year (or more
----------------------------------------------------------------------------
than 0.0% in Maryland) for the life of the Policy. We have full control over how
-------------------------------------------------
assets allocated to fixed rate options are invested, and we bear the risk that those assets will perform better or worse than the amount of interest we have declared. The focus of this Prospectus is to disclose the Variable Account aspects of the Policy. For additional details regarding the fixed investment options, please see the Policy.

Systematic Transfer Account (may not be available in all states)

--------------------------------------------------------------------------------
All amounts allocated to the fixed rate options become part of the general account assets of United of Omaha. Interests in the general account have not been registered with the SEC and are not subject to the SEC's regulation, nor is the general account registered as an investment company with the SEC. Therefore, SEC staff has not reviewed the fixed account disclosures in this Prospectus.
--------------------------------------------------------------------------------

     The systematic transfer account is the fixed rate option used if you elect to participate in the systematic transfer enrollment program ("STEP program") when you buy the Policy. The STEP program is used to automatically transfer a predetermined dollar amount on a monthly basis to any of the Subaccounts you choose. You cannot transfer amounts from the STEP program to the fixed account. The allocation and the predetermined dollar amount may not be changed once the STEP program is elected. You must have a minimum of $5,000 in your systematic transfer account in order to participate in the STEP program. The rate of interest credited to each deposit into the systematic transfer account is fixed on the date of deposit and will not be changed. We guarantee that any such interest rate will not yield less than 4.5%. No additional funds may be allocated to a systematic transfer account after you purchase the Policy (except for funds designated on the Policy Application to be transferred into the Policy pursuant to an Internal Revenue Code Section 1035 exchange or for an IRA rollover or transfer).

     Funds allocated to the systematic transfer account must be completely transferred to the Variable Account in 13 months. Transfers from the systematic transfer accounts do not count toward the 12 free transfers allowed each Policy Year. You may not transfer funds into any systematic transfer account. The systematic transfer account may not be used to practice "market timing," and we may disallow transactions involving this account on that basis.

Fixed Account and Systematic Transfer Account

--------------------------------------------------------------------------------
We have sole discretion to set current interest rates of fixed rate options. We do not guarantee the level of future interest rates of fixed rate options, except that they will not be less than the guaranteed minimum interest rate.
--------------------------------------------------------------------------------

     The fixed account and the systematic transfer account are part of our general account assets. Our general account includes all our assets except those segregated in the Variable Account or in any other separate investment account. You may allocate premiums to the fixed account or transfer amounts from the Variable Account to the fixed account. Instead of you bearing the investment risk, as you do with investments allocated to the Variable Account, we bear the full investment risk for investments in the fixed rate options. We have sole discretion to invest the assets of our general account, subject to applicable law.

     We guarantee that the Accumulation Value in the fixed account will be credited with an effective annual interest rate which will yield at least 4%, compounded annually. However, we have complete discretion to declare interest in
                     -----------------------------------------------------------
excess of the guaranteed minimum rate, or not to declare any excess interest.
----------------------------------------------------------------------------
You bear this risk. Once declared, we guarantee that any rate will last for at least one year. Different rates of interest may be credited to the systematic transfer account and the fixed account.

     We guarantee that, prior to the payment of the death benefit or at the Policy maturity date, the amount in your fixed account or systematic transfer account will not be less than:

     (i) the amount of premiums allocated and Accumulation Value transferred to the fixed account or systematic transfer account, less
     (ii) that part of the Monthly Deduction allocated to the fixed account or systematic transfer account, less
     (iii) any premium taxes or other taxes allocable to the fixed account or systematic transfer account, less
     (iv) any amounts deducted from the fixed account or systematic transfer account in connection with partial withdrawals (including any surrender charges) or transfers to the Variable Account or to a loan account, plus
     (v)   interest at the guaranteed minimum interest rate, and plus
     (vi) excess interest (if any) credited to amounts in the fixed account or systematic transfer account.

[_]  TRANSFERS

     The Policy is designed for long-term investment, not for active trading or "market timing." Excessive transfers could harm other Policy Owners by having a detrimental effect on portfolio management. Subject to restrictions during the "right to examine" period, you may transfer Policy value from one Subaccount to another, from the Variable Account to the fixed account, or from the fixed account to any Subaccount, subject to these rules:

Transfer Rules:

     . We must receive notice of the transfer --- either Written Notice or an authorized telephone transaction.
     . The transferred amount must be at least $500, or the entire Subaccount value if it is less. (If the Subaccount value remaining after a transfer will be less than $500, we will include that amount as part of the transfer.)

     . The first 12 transfers each Policy Year from Subaccounts are free. The rest cost $10 each. This fee is deducted from the amount transferred.

          We will allow no more than 24 transfers in any Policy Year.
     .    A transfer from the fixed account:
          - may be made only once each Policy Year (unless the dollar cost averaging program is elected);
          -   is free;
          -   may be delayed up to six months (30 days in West Virginia)
          -   does not count toward the 12 free transfer limit; and
          - is limited during any Policy Year to 10% of the fixed account value on the date of the initial transfer during that year.
     . We reserve the right to limit transfers, or to modify transfer privileges into any Subaccount and we reserve the right to change the transfer rules at any time.
     . If the accumulation value in any Subaccount falls below $500, we may transfer the remaining balance, without charge, to the Federated Prime Money Fund II portfolio.
     . Transfers made pursuant to participation in the dollar cost averaging, asset allocation, STEP or rebalancing programs are not subject to the amount or timing limitations of these rules, nor are they subject to a transfer charge. See the sections of this Prospectus describing those programs for the rules of each program.
     . If you transfer amounts from the fixed account to the Variable Account, we can restrict or limit any transfer of those amounts back to the fixed account.
     . Transfers result in the cancellation of accumulation units in the Subaccount from which the transfer is made, and the purchase of accumulation units in any Subaccount to which a transfer is made.
     . We specifically reserve the right to disallow transfers into any Subaccount, if, in our judgment, the transfer is made for "market timing" purposes.
     . We reserve the right to permit transfers from the fixed account in excess of the 10% annual limitation.

Third-party Transfers.

     Where permitted and subject to our rules, we may accept your authorization to have a third party exercise transfers on your behalf. All third-party transfers are subject to the same rules as all other transfers.

--------------------------------------------------------------------------------
The dollar cost averaging and the STEP program are intended to result in the purchase of more accumulation units when the accumulation unit value is low, and fewer units when the accumulation unit value is high. However, there is no guarantee that either program will result in higher Accumulation Value or otherwise be successful.
--------------------------------------------------------------------------------

[_]  DOLLAR COST AVERAGING

     Our dollar cost averaging program allows you to automatically transfer, on a periodic basis, a set dollar amount or percentage from one Subaccount or the fixed account to any Subaccount(s). You can begin dollar cost averaging when you purchase the Policy or later. You can increase or decrease the amount or percentage of transfers or discontinue the program at any time. Rules of the dollar cost averaging program are:

Dollar Cost Averaging Rules:

     .   The dollar cost averaging program is free.
     . We must receive notice of your election and any changed instruction --- either Written Notice or an authorized telephone transaction.
     . Automatic transfers can occur monthly, quarterly, semi-annually, or annually.
     . There must be at least $5,000 of Accumulation Value in the Subaccount or fixed account from which transfers are being made to begin dollar cost averaging.
     . Amount of each transfer must be at least $100, and must be $50 per Subaccount.
     . If transfers are made from the fixed account, the maximum annual transfer amount is 10% of that account's value at the time of the first dollar cost averaging transfer during that Policy Year. There is no maximum transfer amount limitation applicable to any of the Subaccounts.

     . Dollar cost averaging program transfers cannot begin before the end of a Policy's "right to examine" period.
     . You may specify that transfers be made on the 1st through the 28th day of the month. Transfers will be made on the date you specify (or if that is not a Business Day, then on the next Business Day). If you do not select a date, the program will begin on the next Policy Monthly Anniversary following the date the Policy's "right to examine" period ends.
     . You can limit the number of transfers to be made, in which case the program will end when that number has been made, as long as there are sufficient funds to make the number of transfers requested. Otherwise, the program will terminate on the transfer date when the amount in the applicable Subaccount or the fixed account is less than $100 prior to a transfer.

[_]  SYSTEMATIC TRANSFER ENROLLMENT
     PROGRAM ("STEP program") (not available in Puerto Rico)

--------------------------------------------------------------------------------
You cannot transfer amounts from the STEP account to the fixed account.
--------------------------------------------------------------------------------

     The STEP program allows you to automatically transfer funds on a monthly basis from the systematic transfer account to any Subaccount. It allows you to use a dollar cost averaging concept to move your initial premium from a fixed interest rate account into variable investment options within a 13-month period. You cannot transfer funds from the STEP account into the fixed account. If you want to move funds from a fixed interest rate account into variable investment options over a longer time period using the same concept, then you should use the dollar cost averaging program. We may credit different interest rates to amounts in the systematic transfer account than to amounts in the regular fixed account.

STEP Program Rules:

     .   The STEP program is free.
     . Can only be selected on the initial application, or for amounts transferred into the Policy pursuant to an Internal Revenue Code
         Section 1035 exchange or an IRA rollover or transfer.
     . Must have at least $5,000 in the systematic transfer account to begin the program.
     . Amount transferred each month must be at least an amount sufficient to transfer the entire amount out of the systematic transfer account in 12 equal monthly payments.
     .   Transfers must be at least $50 per Subaccount.
     . No new premiums may be allocated to this account after you purchase the Policy, except for funds designated in the application to be transferred into the Policy pursuant to an Internal Revenue Code
         Section 1035 exchange or for an IRA rollover or transfer.
     . Upon receipt of funds by Section 1035 exchange or for an IRA rollover or transfer, the 12 monthly payment requirement is restarted and the minimum monthly transfer amount is recalculated.
     .   Cannot begin before the end of the Policy's "right to examine" period.
     . You may specify that transfers be made on the 1st through the 28th day of the month. Transfers will be made on the date you specify (or if that is not a Business Day, the transfer will be made on the next Business Day). If you do not select a start date, the STEP program will begin on the next Policy Monthly Anniversary following the date the Policy's "right to examine" period ends.
     .   No transfers may be made into the systematic transfer account.
     . No portion of any loan repayment will be allocated to the systematic transfer account.
     . All funds remaining in the systematic transfer account on the date of the last monthly transfer will be transferred to the Subaccounts in a pro rata amount consistent with your allocation instructions.
     . The STEP program ends the earlier of the date when all amounts in the systematic transfer account have been transferred or the date of the last monthly STEP program transfer.

[_]  ASSET ALLOCATION PROGRAM

     The asset allocation program allows you to allocate premiums and Policy value among designated Subaccounts and the fixed account. You can specify your own desired allocation instructions, or you can choose to use one of the five asset allocation models outlined below.

--------------------------------------------------------------------------------

The asset allocation program does not protect against a loss, and otherwise is not guaranteed to achieve your goal.

--------------------------------------------------------------------------------

Asset Allocation Program Rules:

     .   The asset allocation program is free.
     . You must request the asset allocation program in the Policy application or by Written Notice or an authorized telephone transaction.
     . Changed instructions, or a request to end this program, must also be by Written Notice or an authorized telephone transaction.
     . You must have at least $10,000 of Accumulation Value (other than amounts in a Loan Account) to begin the asset allocation program.
     . Transfers made pursuant to this program do not count in determining whether a transfer fee applies.
     . The asset allocation program will automatically rebalance your value in the Subaccounts to the model you select on an annual basis, unless you designate semiannual or quarterly rebalancing. Your value in the Subaccounts will be rebalanced to the then-current version of the model in effect.
     . The Series Funds that are included in a model may change from period to period. Your election to use a model will remain in effect, without regard to changes in the funds in that model, unless you provide us with changed instructions.

     The asset allocation program does not protect against a loss, and otherwise is not guaranteed to achieve your goal.

--------------------------------------------------------------------------------------------------------------------------------
                                                    ASSET ALLOCATION MODELS
                                                      CURRENT ALLOCATIONS*


--------------------------------------------------------------------------------------------------------------------------------
                                                  Principal         Portfolio        Income          Capital           Equity
                                                  Conserver         Protector        Builder       Accumulator       Maximizer
                Portfolio                      (conservative)      (moderately     (moderate)      (moderately      (aggressive)
                                                     %           conservative) %       %           aggressive)%          %
--------------------------------------------------------------------------------------------------------------------------------
Alger American Growth                                 0                 5              10               15               20
Fidelity VIP II Index 500                            20                15              15               15               15
Pioneer Mid-Cap Value VCT                             0                 5              10               15               20
T. Rowe Price Equity Income                           0                 5              10               15               20
T. Rowe Price International Stock                     0                10              15               15               20
T. Rowe Price Limited-Term Bond                      50                30               0                0                0
Van Kampen UIF Emerging Markets Equity                0                 0               0                5                5
Van Kampen UIF Fixed Income                          30                30              40               20                0
--------------------------------------------------------------------------------------------------------------------------------
                  * We retain the right to change model allocations or to substitute portfolio options therein in future prospectuses. Amounts you allocate to a model portfolio will be invested pursuant to the then current portfolio allocations for that model.
--------------------------------------------------------------------------------------------------------------------------------

     We use Callan Associates, Inc. to develop the asset allocation model allocations. They are an investment consulting firm specializing in applying investment theories and empirical findings (such as historical return data collected on the investment portfolios) to quantify the benefits of diversification for particular investment profiles.

[_]  REBALANCING PROGRAM

     The rebalancing program allows you to rebalance part or all of your Accumulation Value among designated Subaccounts and the fixed account pursuant to your instructions on a quarterly, semi-annual or annual basis. Rebalancing utilizes your allocation instructions in effect at the end of the STEP program period. You may change your rebalancing allocation instructions at any time. Any change will be effective when the next rebalancing occurs.

Rebalancing Program Rules:

     .   The rebalancing program is free.
     . You must request the rebalancing program and give us your rebalancing instructions by Written Notice or by an authorized telephone transaction. Changed instructions or a request to end this program must also be by Written Notice.

     . You must have at least $10,000 of Accumulation Value (other than amounts in a Loan Account) to begin the rebalancing program.
     .   You may have rebalancing occur quarterly, semi-annually or annually.
     . Transfers made pursuant to this program do not count in determining whether a transfer fee applies.
     . If you elect the asset allocation program, your value in the Subaccounts will automatically be rebalanced to the model you choose on an annual basis, unless you elect semi-annual or quarterly rebalancing. Your value in the Subaccounts will be rebalanced to the then-current version of the model in effect.

     The rebalancing program does not protect against a loss and may not achieve your investment goals.

---------------------------
IMPORTANT POLICY PROVISIONS

     The Ultra Variable Life Policy is a flexible premium variable universal life insurance policy. The Policy provides a death benefit and, as a variable insurance policy, allows you to invest your Accumulation Value in variable or fixed investment options where any gain accumulates on a tax-deferred basis. Some key rights and benefits under the Policy are summarized in this Prospectus; however, you must refer to the Policy for the actual terms of the Policy. You may obtain a copy of the Policy from us. The Policy remains in force until surrendered for its Cash Surrender Value, or until all proceeds have been paid as a death benefit, or until it lapses because premiums paid and its Accumulation Value are insufficient to keep the Policy in force and the No-Lapse Period is not in effect (which can occur because insufficient premiums have been paid), or if a Policy loan exists, the Cash Surrender Value is equal to or less than the amount of the loan.

[_]  POLICY APPLICATION AND ISSUANCE

--------------------------------------------------------------------------------

Replacing an existing life insurance policy is not always your best choice. Evaluate any replacement carefully.

--------------------------------------------------------------------------------

     To purchase a Policy, you must submit an application and provide evidence of the proposed insured's insurability. Before accepting an application, we conduct underwriting to determine insurability. We reserve the right to reject any application or premium for any reason. If your application is in good order upon receipt, we will credit your initial premium on the date the Policy is issued. All premiums are allocated to the Federated Prime Money Fund II portfolio until the end of the "right to examine period," and only then to your selected investment allocations. If a Policy is not issued, all premiums received will be returned. If all requirements for a valid policy are satisfied, including payment of required premiums, the Policy will be effective as of the issue date.

Application in Good Order

     All application questions must be answered, but particularly note these requirements:

     - Your full name, Social Security number, and date of birth must be included.
     - The Beneficiary's full name, Social Security number, and other information must be included.
     - Your premium allocations must be completed, be in whole percentages, and total 100%.
     - Planned first year payment must meet minimum initial premium requirements.
     -   Your signature and your agent's signature must be on the application.
     -   City, state, and date application was signed must be completed.
     - You must provide all information required for us to underwrite your application (including health and medical information about the insured, and other information we deem relevant).
     -   Your agent must be both properly licensed and appointed with us.

Premium Payments

     Your premium checks should be made payable to "United of Omaha Life Insurance Company." We may postpone crediting to your Policy any payment made by check until your bank has honored the check. We may also postpone crediting any purchase payment until your allocation instructions are in good order. Payment by certified check, banker's draft, or cashier's check will be promptly applied. You may change your premium allocation instructions by sending us Written Notice or through an authorized telephone transaction. The change will be effective on the date we receive your Written Notice or authorization. The change will apply to any additional premiums received on or after the date we receive your Written Notice or authorization. Under our electronic funds transfer program, you may select a monthly payment schedule for us to automatically deduct purchase payments from your bank account or other sources. We reserve the right to change the following premium payment requirements.

     Initial Premium Payment:
     -----------------------

     - Must be enough to purchase $100,000 of insurance coverage, or a greater specified amount.
     - The net premium is invested in the Federated Prime Money Fund II until the end of the "right to examine" period.

     Additional Premium Payments:
     ---------------------------

     - Additional premiums can only be made until the insured's age 100 (except as may be required in a grace period).

     - If a premium increases the specified amount of coverage, it is subject to the insured's continued insurability and our underwriting requirements, which may include evidence of continued insurability.
     - Must be at least enough to maintain the specified amount of coverage you purchased.
     - Planned premiums may be paid annually, semiannually, or at other intervals we offer. Beginning with the second Policy Year, you may change the planned premium once each year, subject to our approval. The planned premium is flexible. Because the Policy's Accumulation Value can fluctuate depending upon the performance of your selected variable investment options, payment of the planned premiums does not guarantee
                             --------------------------------------------------
         that your Policy will remain in force. Your Policy can lapse even if
         --------------------------------------------------------------------
         you pay all planned premiums on time. However, there may be a "no
         ------------------------------------
         lapse" guarantee, described below.
     - If there is a Policy loan, you should identify any payment intended to reduce a loan as a loan repayment, otherwise it will be treated as a premium and added to the Accumulation Value.
     - Additional premiums are applied pursuant to your current investment allocation instructions, unless you give us different instructions by Written Notice or authorized telephone transaction at the time you make an additional premium payment.
     - We reserve the right to limit premiums or refund any values so the Policy qualifies as life insurance under the Internal Revenue Code.

[_]  ACCUMULATION VALUE

     On your Policy's date of issue the Accumulation Value equals the initial net premium less the Monthly Deduction for the first month. The net premium is the premium less the premium charge for taxes (3.75%) and premium processing expenses ($2.00). On the date of each Monthly Deduction after the date of issue, the Accumulation Value equals:


--------------------------------------------------------------------------------

As explained in the EXPENSES section below, once each month, on the date of a Monthly Deduction Amount, certain charges are deducted from your Accumulation Value. These charges are called the "Monthly Deduction."

--------------------------------------------------------------------------------

     (a) the total of the values in each Subaccount; plus
     (b) the accumulation value of the fixed account; plus
     (c) the accumulation value of the systematic transfer account; plus
     (d) the accumulation value of any Loan Account; less
     (e) the Monthly Deduction for the current month.

     On any date other than the date of a Monthly Deduction the Accumulation Value equals:

     (a) the totals of the values in each Subaccount on the date of calculation; plus
     (b) the accumulation value of the Loan Account on the date of calculation; plus
     (c) the accumulation value of the systematic transfer account on the date of calculation; plus
     (d) the accumulation value of the fixed account on the date of calculation.

     The value for each Subaccount equals:

     (a) the current number of accumulation units for that Subaccount; multiplied by

     (b) the current accumulation unit value.

     Each net premium, Monthly Deduction, transfer and partial withdrawal allocated to a Subaccount is converted into accumulation units. This is done by dividing the dollar amount by the accumulation unit value for the applicable Subaccount for the Valuation Period during which it is allocated to or cancelled from the Subaccount. The initial accumulation unit value for each Subaccount was set when the Subaccount was established. The accumulation unit value may increase or decrease from one Valuation Date to the next.

     The accumulation unit value for a Subaccount on any Valuation Date is calculated as follows:

     (a) the net asset value per share of the applicable investment portfolio multiplied by the number of shares held in the Subaccount, before the purchase or redemption of any shares on that date; divided by
     (b) the total number of accumulation units held in the Subaccount on the Valuation Date, before the purchase or redemption of any shares on that date.

     The accumulation value of the fixed account on the date of each Monthly Deduction, before deducting the Monthly Deduction, equals:

     (a) the accumulation value as of the date of the last Monthly Deduction;
         plus
     (b) any net premiums credited since the date of the last Monthly Deduction; plus
     (c) any transfers from the Subaccounts to the fixed account since the date of the last Monthly Deduction; plus
     (d) any transfers from the Loan Account to the fixed account since the date of the last Monthly Deduction; less
     (e) any transfers from the fixed account to the Subaccounts since the date of the last Monthly Deduction; less
     (f) any transfers from the fixed account to the Loan Account since the date of the last Monthly Deduction; less

     (g) any partial withdrawals and surrender charges taken from the fixed account since the date of the last Monthly Deduction; plus
     (h) interest credited to the fixed account.

     The accumulation value of the fixed account on any date other than a Monthly Deduction date equals:

     (a) the accumulation value as of the date of the last Monthly Deduction, accumulated with interest from the date of the last Monthly Deduction to the date of calculation; plus
     (b) any net premiums credited since the date of the last Monthly Deduction, accumulated with interest from the date received to the date of calculation; plus
     (c) any transfers from the Subaccounts to the fixed account since the date of the last Monthly Deduction, accumulated with interest from the date of transfer to the date of calculation; plus
     (d) any transfers from the Loan Account to the fixed account since the date of the last Monthly Deduction, accumulated with interest from the date of transfer to the date of calculation; less
     (e) any transfers from the fixed account to the Subaccounts since the date of the last Monthly Deduction, accumulated with interest from the date of transfer to the date of calculation; less
     (f) any transfers from the fixed account to the Loan Account since the date of the last Monthly Deduction, accumulated with interest from the date of transfer to the date of calculation; less
     (g) any partial withdrawals and surrender charges taken from the fixed account since the date of the last Monthly Deduction, accumulated with interest from the date of withdrawal to the date of calculation.

     The accumulation value of the systematic transfer account on the date of each Monthly Deduction before deducting the Monthly Deduction equals:

     (a) the accumulation value as of the last Monthly Deduction date; less
     (b) any transfers from the systematic transfer account to the Subaccounts since the date of the last Monthly Deduction; less
     (c) any partial withdrawals and surrender charges taken from the systematic transfer account since the date of the last Monthly Deduction; less
     (d) any transfers from the systematic transfer account to the Loan Account since the date of the last Monthly Deduction; plus
     (e) interest credited to the systematic transfer account.

     The accumulation value of the systematic transfer account on any valuation date other than the date of a Monthly Deduction equals:

     (a) the accumulation value as of the date of the last Monthly Deduction, accumulated with interest from the date of the last Monthly Deduction to the date of calculation; less
     (b) any partial withdrawals and surrender charges taken from the systematic transfer account since the date of the last Monthly Deduction, accumulated with interest from the date of withdrawal to the date of calculation; less
     (c) any transfer from the systematic transfer account to the Loan Account since the date of the last Monthly Deduction, accumulated with interest from the date of transfer to the date of calculation.

     The Cash Surrender Value is the Accumulation Value as of the date of surrender, less any outstanding Policy loans and unpaid loan interest and less any applicable surrender charge.

[_]  LAPSE AND GRACE PERIOD

Lapse

     Because the Policy's Accumulation Value can fluctuate depending upon the performance of your selected variable investment options, your Policy can lapse, even if you pay all planned premiums on time.

     No Policy Loan exists: The Policy will lapse if, on the date of a Monthly
     ---------------------
Deduction, the Accumulation Value is not enough to cover the Monthly Deduction (subject to the No-Lapse Period provision), and a grace period expires without a sufficient premium payment.

     A Policy Loan exists: The Policy will lapse on the date of a Monthly
     --------------------
Deduction when the Cash Surrender Value is not enough to cover the Monthly Deduction and any loan interest due, and a grace period expires without a sufficient premium payment.

       ------------------------------------------------------------------
          A lapse of the Policy may result in adverse tax consequences.
       ------------------------------------------------------------------

No-Lapse Period


     The Policy will not lapse during a No-Lapse Period, even if the Cash Surrender Value is insufficient to pay the Monthly Deduction, if you meet the minimum monthly premium or the target monthly premium requirements and the
                                                                   ---
following rules:

     -    The Policy has never been reinstated;
     - There is no additional insured term insurance rider covering the insured attached to the Policy;
     - There is both a minimum No-Lapse Period and a lifetime No-Lapse Period, and they have different minimum monthly premium requirements that must be met in order for the No-Lapse Period guaranty to apply. The respective (minimum or lifetime) monthly premium requirement is met on the date of any Monthly Deduction when the total premiums paid since the Policy's date of issue, less any partial withdrawals, accumulated at 4% interest, less any outstanding Policy loan, equals or exceeds the required monthly premium, accumulated at 4% interest. (The minimum and lifetime monthly premium requirements and No-Lapse Periods are shown on the Policy's data pages.)
     - The No-Lapse guaranty will vary from state to state and the lifetime No-Lapse guaranty is not available in all states.

Grace Period

     Although the Policy can lapse, we allow you a 61-day grace period to make a premium payment sufficient to cover the Monthly Deduction and any loan interest due.

     - We will mail notice to you of the insufficiency within 30 days of the start of the grace period.
     - If the necessary additional premium payment is not received, the Policy terminates as of the first day of the grace period.

     - Payment received during a grace period is applied as additional premium to keep the Policy in force, unless otherwise specified.
     - Insurance coverage continues during the grace period, but the Policy is deemed to have no Accumulation Value for purposes of Policy loans, surrender and withdrawals.
     - If the insured dies during the grace period, the death benefit proceeds payable equal the amount of death benefit in effect immediately prior to the date the grace period began less any due and unpaid Monthly Deduction and unpaid loan interest.

[_]  CONTINUATION OF INSURANCE

     If no additional premiums are paid, the policy will continue as follows:

         (a) if there are no outstanding policy loans, until the Accumulation Value is not enough to pay the Monthly Deduction, subject to the No-Lapse Period provision of the Policy, if applicable, and the grace period provision of the Policy;
         (b) if there are any outstanding policy loans, until the cash surrender value is not enough to pay the Monthly Deduction and any unpaid loan interest, subject to the No-Lapse Period provision of the Policy, if applicable, and the grace period provision of the Policy; or
         (c)    until the maturity date

         whichever occurs first.

     We will pay you any remaining Accumulation Value less any outstanding policy loan and unpaid loan interest at maturity if the insured is then living and coverage beyond maturity is not elected.


[_]  PAID UP LIFE INSURANCE (where a Policy loan exists)

     You can use this rider provision, under certain circumstances, to keep the Policy from lapsing when you have a large Policy loan (or loans) outstanding. This rider is not available in New Jersey or Florida, and may not be available in other states. In addition, this rider is not available for Policies issued before May 1, 1999. If you are age 75 or older and have had your Policy for 15 years, you can exercise the right to elect this Policy rider that provides that your Policy will never lapse and will provide paid-up life insurance, even if the Policy would otherwise soon lapse. We will deduct 3% of the Accumulation Value on the date you exercise this rider. Additional requirements on the date you exercise this rider are:

     - The Policy loan balance cannot exceed 96% of the Accumulation Value. Any loan exceeding this amount must be repaid.
     - The Policy loan balance must exceed the specified amount of insurance coverage.

     - Policy loans taken in the last 36 months must be less than 30% of the entire amount of Policy loans outstanding.
     - Any additional insured term riders attached to your Policy must be removed.
     - After the rider is in effect, we will not accept any additional premium, nor will we allow any changes in the specified amount of insurance coverage or death benefit option. In Maryland, the Monthly Deductions will be zero after exercise of this rider.

     - After exercise of this rider, all amounts not allocated to the Loan Account must be allocated to the fixed account.

     The amount of paid-up life insurance provided by this provision equals the
         --------------------------------
Accumulation Value on the date you elect this guarantee, less the 3% deduction, with the resulting difference multiplied by 105%. On that date this amount will become the specified amount of insurance coverage under the Policy. The death benefit under the Policy will be the greatest of:

     (a) the current specified amount of insurance coverage on the date of death; or
     (b) the Policy's Accumulation Value on the date of death, plus the corridor amount described in the Policy for the Insured's attained age; or
     (c) the Policy's loan balance on the date of death, plus the corridor amount for the Insured's attained age.

     The death benefit payable will be reduced by any loan balance. The corridor percentage will not be less than 1%.

     We believe this provision, when exercised, will prevent the Policy from lapsing. The Internal Revenue Service's position on this point is unclear, and we do not warrant any tax effect. You should consult your tax adviser before exercising this rider provision.

..    MISSTATEMENT OF AGE OR SEX

     If the insured's age or sex is misstated, all Policy payments and benefits will be those that the premiums paid would have purchased at the correct age and sex.

[_]  SUICIDE

     We will not pay the death benefit if the insured's death results from suicide, while sane or insane, within two years (one year in Colorado and North Dakota) from the date of issue (and, in Missouri, the insured intended suicide at the time coverage was applied for). Instead, we will pay the sum of the premiums paid since issue less any loans and unpaid loan interest and less any partial withdrawals.

     We will not pay that portion of the death benefit resulting from an increase in the specified amount of coverage if the insured's death results from suicide, while sane or insane, within two years (one year in Colorado and North Dakota) from the effective date of the increase (and in Missouri, the insured intended suicide at the time coverage was applied for). Instead, we will pay the sum of the premiums paid for the increase.

[_]  INCONTESTABILITY

     We will not contest the validity of the Policy after it has been in force during the lifetime of the insured for two years from the date of issue or for two years from the date of reinstatement.

     We will not contest the validity of an increase in the specified amount of coverage after the Policy has been in force during the lifetime of the insured for two years from the effective date of the increase. Any contest of an increase in the specified amount of coverage will be based on the application for that increase.

[_]  TELEPHONE TRANSACTIONS


     Telephone Transactions Permitted:                     Telephone Transaction Rules:
..    Transfers.                                        .   Only you may elect. Do so on the Policy application or by
..    Partial withdrawals or loans of $10,000 or            prior Written Notice to us.
     less by you (may be restricted in community       .   Must be received by close of the New York Stock Exchange
     property states).                                     ("NYSE") (usually 3 p.m. Central Time); if later, the transaction
..    Change of premium allocations.                        will be processed the next Business Day.
                                                       .   Will be recorded for your protection.
                                                       .   For security, you must provide your Social Security number and/or other identification information.
                                                       .   May be discontinued at any time as to some or all Owners.
                                                       .   For any transaction that would reduce or impair the death
                                                           benefit, consent from any irrevocable beneficiary is required.


     We are not liable for following authorized telephone transaction instructions we reasonably believe to be genuine. Any Owner individually can make telephone transactions, even if there are joint Owners.

[_]  REINSTATEMENT

     If the Policy lapses because a grace period ended without a sufficient payment being made and the Policy has not been surrendered for cash, you may reinstate it within five years of the date of lapse and prior to the maturity date. To reinstate, we must receive:

     -    written application signed by you and the insured;
     -    evidence of the insured's insurability satisfactory to us;
     -    enough payment to continue this Policy in force for three months; and
     - repayment or reinstatement of any outstanding Policy loan, together with unpaid loan interest from the date of lapse.

     On a reinstated Policy, there will be a re-establishment of surrender charges, if any, measured from the original date of issue.

     The effective date of reinstatement will be the date we approve the application for reinstatement.

     The specified amount of insurance coverage of the reinstated Policy may not exceed the specified amount of insurance coverage at the time of lapse. The Accumulation Value on the effective date of reinstatement will equal the amount of reinstatement premium plus any applicable surrender charge measured from the original date of issue to the date of reinstatement, and less the Monthly Deduction for the current Policy Month.

     Any prior no-lapse period is no longer in effect after the Policy has been reinstated.

[_]  MATURITY DATE

     The Policy's maturity date is the Policy Anniversary next following the insured's 100th birthday. On the maturity date, we will pay you the Policy's Accumulation Value, less any loan and unpaid loan interest, if (a) the insured is then living; (b) this Policy is in force; and (c) coverage beyond maturity is not elected. The Policy may terminate prior to the maturity date as described above under the Lapse and Grace Period provision. If the Policy does continue in force to the maturity date, it is possible there will be little or no Cash Surrender Value at that time.

[_]  COVERAGE BEYOND MATURITY

     At least 30 days before the maturity date of the Policy, you may elect to continue the Policy in force beyond the maturity date. The election must be made by Written Notice. The following will apply:

--------------------------------------------------------------------------------
The tax consequences of continuing a Policy beyond the insured's age 100 are unclear. Please consult a tax adviser.
--------------------------------------------------------------------------------


     - We will maintain your allocation of Accumulation Value to the Subaccounts and the fixed account according to your instructions.
     -    The cost of insurance charge will be zero.
     -    The risk charge will be zero.
     -    The administrative charge will be zero.
     -    The corridor percentage will be fixed at 101%.
     - The death benefit option will be the option described in the Policy as Option 1.
     - Any riders (except the paid-up life insurance rider) attached to the Policy that are then in force will terminate.
     - The insured's date of death will be considered the Policy's maturity date.
     -    You cannot pay any more premiums.
     - All other rights and benefits as described in the Policy will be available during the insured's lifetime.
     - The Policy's death benefit, net of loan interest and any outstanding loan balance, will be extended past the original maturity date, even if the Policy has no Cash Surrender Value.
     - Any loan outstanding when the Policy is continued past the maturity date will continue to accrue interest expense.

     The tax consequences associated with extending coverage beyond maturity are unclear. A tax adviser should be consulted before making such an election.

[_]  DELAY OF PAYMENTS

     We will usually pay any amounts from the Variable Account requested as a Policy loan, partial withdrawal or cash surrender within seven days after we receive your Written Notice. We can postpone such payments or any transfers out of a Subaccount if: (i) the NYSE is closed for other than customary weekend and holiday closings; (ii) trading on the NYSE is restricted; (iii) an emergency exists as determined by the SEC, as a result of which it is not reasonably practical to dispose of securities, or not reasonably practical to determine the value of the net assets of the Variable Account; or (iv) the SEC permits delay for the protection of security holders. The applicable rules of the SEC will govern as to whether the conditions in (iii) or (iv) exist.

     We may defer payment of Policy loans, partial withdrawals or a cash surrender from the fixed account for up to six months (30 days in West Virginia) from the date we receive your Written Notice.

     We reserve the right to delay payments of partial withdrawals or a cash surrender from the Subaccounts and the fixed account until all of your payments have been honored by your bank.

[_]  MINOR OWNER OR BENEFICIARY


     A minor may not own the Policy solely in the minor's name and cannot receive payments directly as a Policy Beneficiary. A minor can "own" a Policy through the trustee of a trust established for the minor's benefit, or through the minor's named and court appointed guardian who owns the Policy in his or her capacity as trustee or guardian. Where a minor is a named Beneficiary, we are able to pay the minor's Beneficiary share to a minor's trustee or guardian. Some states allow us to make such payments up to a limited amount directly to parents. Parents seeking to have a minor's interest made payable to them for the minor's benefit are encouraged to check with their local court to determine the process to be appointed as the minor's guardian. If there is no adult representative able to give us an adequate release for payment of the minor's Beneficiary interest, we will retain the minor's interest on deposit until the minor attains the age of majority.

--------------------------------------------
EXPENSES

     The charges and fees described below compensate us for our expenses in distributing the Policy, bearing mortality and expense risks under the Policy, and administering the investment options and the Policy. Except where stated otherwise, charges and fees shown are the maximum we will charge, and some actual expenses may be less. These charges and fees will reduce the value of your Policy and the return on your investment. Each Series Fund also deducts expenses from each investment portfolio; those expenses are described in each Series Fund prospectus.

[_]  DEDUCTIONS FROM PREMIUM

Tax Charge  -  3.75% of each premium payment

     Many states and municipalities impose a premium tax on us, ranging from 0.75% to 5.0%. We also incur a federal income tax liability under Internal Revenue Code Section 848 (a deferred acquisition cost tax) upon Policy premium collected. We may also incur state and local taxes relating to the Policy. We deduct 3.75% of each Policy premium payment we receive to cover these expenses. (In Oregon, this deduction does not include state and municipality premium tax expenses.) Please note that the actual federal and state taxes that we will pay on a particular Policy may be more or less than the amount we collect.

Premium Processing Charge  -  $2 per payment

     We deduct $2 from each Policy premium payment we receive to cover our premium processing expenses.

[_]  MONTHLY DEDUCTION

     We deduct a Monthly Deduction from the Policy's Accumulation Value on each monthly anniversary of the date of issue (the "Monthly Deduction Date"), consisting of: (1) the cost of insurance charge; (2) the cost of riders charge;
(3) the risk charge; and (4) the administrative charge.

     Charges based on the Accumulation Value are calculated before the Monthly Deduction is deducted, but reflect charges deducted from Subaccount assets. The Monthly Deduction is deducted pro rata from the Accumulation Value in the Subaccounts and the fixed account. The Monthly Deduction results in the cancellation of accumulation units in the Subaccounts and the fixed account. There is no Monthly Deduction after the Policy Anniversary next following the insured's 100th birthday if coverage beyond maturity is elected.

Cost of Insurance Charge

     The cost of insurance charge is for providing insurance protection under the Policy. The amount of the current charge is based on the issue age, sex (except in Montana), risk and rate class of the insured, the current specified amount of insurance coverage, and the length of time the Policy has been in force. We may use current cost of insurance charges less than those shown in the Policy, and reserve the right to change the cost of insurance charges. Changes will be by class and based on changes in future expectations of factors such as investment earnings, mortality, persistency, and expenses. We expect a profit from this charge.

     The cost of insurance each month equals:

     -    The Net Amount at Risk for the month; multiplied by
     - The cost of insurance charge per $1,000 of specified amount of insurance coverage (which is set forth in the Policy) multiplied by the amount of insurance coverage; divided by
     -    $1,000.

     The Net Amount at Risk in any month equals:

     -    The death benefit; less
     - The Accumulation Value after deducting the rider charge, if any, the mortality and expense risk charge and the administrative charge for the current month.

Risk Charge

     The risk charge is for the mortality risks we assume -- that insureds may live for shorter periods of time than we estimate, or the Accumulation Value is not enough to keep the Policy in force during the No-Lapse Period -- and also compensates us for our expenses incurred to administer the Policy. In Policy Years 1 through 10, this risk charge is equivalent to an annual charge of 0.70% of the Accumulation Value. In Policy Years 11 and later, this risk charge is equivalent to an annual charge of 0.55% of the Accumulation Value up to $25,000, and is 0.15% of the Accumulation Value in excess of $25,000. The risk charge after Policy Year 10 will never exceed a maximum charge of 0.55% of the Accumulation Value. The charge is deducted as 0.05833% of the Accumulation Value, deducted on the date the Monthly Deduction is assessed, for the first 10 Policy Years. For Policy Years after Year 10, the charge deducted on the date the Monthly Deduction is assessed is 0.04583% of the Accumulation Value for Accumulation Value up to and including $25,000, and 0.0125% of the Accumulation Value for Accumulation Value in excess of $25,000 (which we may increase to a maximum charge of 0.04583%). If this charge exceeds our actual costs to cover death benefits and expenses, the excess goes to our general account. Conversely, if this charge is not enough, we bear the additional expense, not you. We expect a profit from this charge.

Administrative Charge - $7

     The administrative charge partially compensates us for our costs in issuing and administering the Policy and operating the Variable Account.

Cost of Riders (riders may not be available in all states)

     Additional Insured Rider. This rider provides term insurance, for the
     ------------------------
primary insured at a cost equal to the amount of insurance coverage provided by the rider (not to exceed two times the base Policy's specified amount of insurance coverage), multiplied by the rider's cost of insurance charge for each $1,000 of benefit amount, divided by 1,000. This charge is based on the primary insured's issue age, sex (except in Montana), and risk and rate class. The charge for this rider increases on an annual basis.

     Accidental Death Benefit Rider. This rider provides additional coverage in
     ------------------------------
the event of an accidental death, at a cost which is a fixed rate determined by the insured's attained age and sex (just age in Montana) per each $1,000 of rider coverage elected, multiplied by the rider benefit amount, divided by $1,000. The rider benefit amount cannot exceed one-half of the base Policy's specified amount of insurance coverage.

     Disability Rider. This rider provides a benefit in the event of disability
     ----------------
of the Owner, at a cost which is a fixed rate determined by the insured's attained age and sex (just age in Montana) per each $1.00 of rider monthly deduction elected, multiplied by the amount of the monthly deduction.

     Paid-Up Life Insurance Rider. This rider guarantees that your Policy will
     ----------------------------
remain in force as paid-up life insurance if there is a Policy loan and certain conditions are met. Its cost is 3% of your Accumulation Value on the date you exercise the rider benefit. (This rider is described in the IMPORTANT POLICY PROVISIONS section, above.)

     Waiver of Surrender Charge Rider.  No cost.
     --------------------------------

     Accelerated Death Benefit Rider. This rider provides a full payout of the
     -------------------------------
lesser of 94% of the Policy's death benefit (88% in Washington and 96% in New Jersey), or $500,000, for the primary insured with evidence of a 12-month life expectancy or less (24 months in Washington and 6 months in New Jersey). There is no premium or cost of insurance charge for this rider, and it automatically attaches to all Policies with face amounts between $50,000 and $500,000. If this rider option is exercised, all other riders and the base Policy will terminate.

[_]  TRANSFER CHARGE - $10 (FIRST 12 ARE FREE)

     The first 12 transfers from the Subaccounts each year are free. A transfer fee of $10 may be imposed for any transfer from the Subaccounts in excess of 12 per Policy Year. Simultaneous requests are treated as a single request. We will not impose the fee for transfers that are not the result of your request. The transfer fee is deducted from the amount transferred on the date of transfer. Transfers made pursuant to participation in the dollar cost averaging, asset allocation, STEP or rebalancing programs are not subject to the transfer charge rules. See the sections of this Prospectus describing those programs for the rules of each program.

[_] SURRENDER CHARGE (ALSO APPLIES TO DECREASES IN SPECIFIED AMOUNT OF INSURANCE COVERAGE)

     Upon a total surrender or partial withdrawal from your Policy, we may deduct a surrender charge from the amount of the surrender or partial withdrawal. If the Policy's current specified amount of insurance coverage is decreased, we may deduct a surrender charge from the Accumulation Value based on the amount of the decrease. The surrender charge varies by issue age, sex (except in Montana), risk and rate class, the length of time your Policy has been in force and the specified amount of coverage. For example, for a male age 35 at issue, in the nontobacco risk class and the preferred rate class, the surrender charge is $13.00 for each $1,000.00 of specified amount in the first five years, declining to $1.00 per $1,000.00 in the 12th year and zero thereafter. Generally, the surrender charge is higher the older you are when the Policy is issued, subject to state nonforfeiture requirements (which generally limits surrender charges at higher ages). The highest aggregate surrender charge is $53 for each $1,000 of specified amount of insurance coverage in the first year, declining to $10 per $1,000 in the ninth year and zero thereafter. The length of the surrender charge period varies depending upon the Policy Owner's issue age: the period is 12 years through age 52, 11 years at age 53, 10 years at age 54, and 9 years at age 55 and thereafter.

     The surrender charge will not cover our cost of distributing the Policies. Any deficiency is met from our general funds, including amounts derived from the risk charge and the administrative charge (each described above).

Surrender Charge Waivers (not available in all states)


     We will waive the surrender charge upon partial withdrawals and surrenders in the following situations. Each waiver may not be available in all states and the terms within each provision may vary by state. Refer to the waiver of withdrawal provisions in your Policy for the waivers allowed by your state.


     Hospital and Nursing Home Waiver. Any partial withdrawal or surrender made
     --------------------------------
pursuant to your confinement, upon the recommendation of a licensed physician, to the following facilities for 30 or more consecutive days: (a) a hospital licensed or recognized as a general hospital by the state in which it is located; (b) a hospital recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; (c) a Medicare certified hospital; (d) a state licensed nursing home with a registered nurse on duty 24 hours a day; and
(e) a Medicare certified long-term care facility. This waiver only applies to partial withdrawals and surrenders requested no later than 91 days after the last day of confinement to such facility. Proof of confinement must be provided. The nursing home waiver is not available if any Owner is confined to a nursing home or hospital facility on the date of issue (except in Pennsylvania). We will not accept any additional premiums under your Policy once you elect this waiver.

     Disability Waiver. Any partial withdrawal or surrender while you are
     -----------------
physically disabled. We may require proof of such disability, including written confirmation of approval of any claim for Social Security Disability Benefits. Proof of continued disability may be required through the date of any partial withdrawal or surrender. We reserve the right to have any Owner claiming such disability examined by a licensed physician of our choice and at our expense. We will not accept any additional premiums under your Policy once you elect this waiver.

     The disability waiver is not available if any Owner is receiving Social Security Disability Benefits on the date of issue (except in certain states) or is age 65 or older on the date of withdrawal.

     Terminal Illness Waiver (Limited Life Expectancy Waiver in Pennsylvania).
     ------------------------------------------------------------------------
Any partial withdrawal or surrender after you are diagnosed with a terminal illness. A terminal illness is a medical condition that, with a reasonable degree of medical certainty, will result in your death within 12 months or less (24 months or less in Washington). We may require proof of such illness including written confirmation from a licensed physician. We reserve the right to have you examined by a licensed physician of our choice and at our expense. We will not accept any additional premiums under your Policy once you elect this waiver.

     The terminal illness waiver is not available if you are diagnosed with a terminal illness prior to or on the date of issue (except in certain states).


     Unemployment Waiver. Any partial withdrawal or surrender in the event you
     -------------------
become unemployed. The unemployment waiver is available upon submission of a determination letter from a state department of labor indicating you received unemployment benefits for at least 60 consecutive days prior to the election of such waiver. The unemployment waiver may be exercised only once and is not available if you are receiving unemployment benefits on the date of issue of the Policy (except in Pennsylvania).


     Transplant Waiver. Any partial withdrawal or surrender if you undergo
     -----------------
transplant surgery as an organ donor or recipient for the following body organs: heart, liver, lung, kidney, pancreas; or as a recipient of a bone marrow transplant. Within 91 days of surgery, you must submit a letter from a licensed physician (who is not the Owner or insured of this Policy) stating that you underwent transplant surgery for any of these organs. We reserve the right to have you examined by a physician of our choice and at our expense. This waiver may be exercised only once per transplant surgery.

     Residence Damage Waiver. Any partial withdrawal or surrender if your
     -----------------------
primary residence suffers physical damage in the amount of $50,000 or more. To claim this waiver, send us a certified copy of a licensed appraiser's report stating the amount of the damage. This certified copy must be submitted with 91 days of the date of the appraiser's report. We reserve the right to obtain a second opinion by having the affected residence inspected by a licensed appraiser of our choice and at our expense, and to rely upon our appraiser's opinion. This waiver may be exercised only once per occurrence.

     Death of Spouse or Minor Dependent Waiver. Partial withdrawals of the
     -----------------------------------------
following percentage of Accumulation Value made within six months of your spouse's or minor dependent(s)' death: death of spouse, 50%; death of minor dependent(s), 25%. We must receive proof of death. This waiver may be exercised once for a spouse and once for each minor dependent, subject to no more than 50% of the Accumulation Value being withdrawn pursuant to this waiver each year. Subsequent withdrawals, or withdrawals above the waiver limit, are subject to the surrender charge.


[_]  SERIES FUND CHARGES; INVESTMENT ADVISORY FEES

     Each Series Fund portfolio is responsible for its own expenses. The net asset value per share for each portfolio reflects deductions for investment advisory fees and other expenses. These charges are disclosed in each Series Fund's prospectus which accompanies this Prospectus. A table of portfolio annual expenses also is included in the INTRODUCTION AND SUMMARY section of this Prospectus.

-------------------------
POLICY DISTRIBUTIONS


     The principal purpose of the Policy is to provide a death benefit upon the insured's death, but before then you may also borrow against the Policy's Cash Surrender Value, take a partial withdrawal, or surrender the Policy for its Cash Surrender Value. Taxes, tax penalties and surrender charges may apply to amounts taken out of your Policy. Depending on the circumstances, receipt of a Policy loan may have federal income tax consequences. You may wish to consult your tax adviser before requesting a Policy loan.

[_]  POLICY LOANS

--------------------------------------------------------------------------------------------------------------------------------
                     Amount You Can Borrow                                               Loan Interest Rate
--------------------------------------------------------------------------------------------------------------------------------
Standard Policy Loan.  After the first Policy Year (at any time     Standard Policy Loan.  Net annual loan interest rate of
--------------------                                                --------------------
in Indiana), you may borrow up to 100% of the Cash Surrender        2%: we charge an interest rate in advance with a 6%
Value, less loan interest to the end of the Policy Year, and        effective annual yield, but we also credit an interest rate
less a Monthly Deduction that is sufficient to continue the         with an effective annual yield of 4% to any amounts in the
Policy in force for at least one month.                             Loan Account.
--------------------------------------------------------------------------------------------------------------------------------
Preferred Policy Loan.  Available beginning in the 10/th/ Policy    Preferred Policy Loan.  Net annual loan interest rate of
---------------------                                               ---------------------
Year.  Any loan outstanding at the beginning of the 10/th/ Policy   0%: we charge an interest rate in advance with a 6%
Year will become a preferred Policy loan from that point forward.   effective annual yield, but we also credit an interest rate with an effective annual yield of 6% to any amounts in the
                                                                    Loan Account.
--------------------------------------------------------------------------------------------------------------------------------
     We believe a preferred Policy loan will not affect tax treatment of the Policy, but tax law is unclear on this point and we do not warrant its tax effect.

                          You may wish to consult your tax adviser before taking a preferred Policy loan.
-------------------------------------------------------------------------------------------------------------------------------

Loan Rules:

..    The Policy must be assigned to us as sole security for the loan.
..    We will transfer all loan amounts from the Subaccounts and the fixed account to a Loan Account. The amounts will be transferred on a pro rata basis. Transfers from the Subaccounts will result in the cancellation of accumulation units.
..    Loan interest is due on each Policy Anniversary. If the interest is not paid when due, we will transfer an amount equal to the unpaid loan interest from the Subaccounts and the fixed account to the Loan Account on a pro rata basis.
..    All or part of a loan may be repaid at any time while the Policy is in force. We will deduct the amount of a loan repayment from the Loan Account and allocate that amount among the Subaccounts and the fixed account in the same percentages as the Accumulation Value is allocated on the date of repayment. We will treat any amounts you pay us as a premium unless you specify that it is a loan repayment.
..    The death benefit will be reduced by the amount of any loan outstanding and unpaid loan interest on the date of the insured's death.
..    We may defer making a loan for six months (30 days in West Virginia) unless the loan is to pay premiums to us.


         -----------------------------------------------------------------------
         For amounts allocated to the fixed account and the systematic transfer account, the Cash Surrender Value is equal to or greater than the minimum Cash Surrender Values required by the state in which the Policy was delivered. The value is based on the Commissioners 1980 Standard Ordinary Mortality Table, the insured's age at last birthday, with interest which yields 4% on an annual basis.
         -----------------------------------------------------------------------


..    SURRENDER

     While the insured is alive, you may terminate the Policy for its Cash Surrender Value. Following a surrender, all your rights in the Policy end.

Surrender Rules:

     .   The Policy must be returned to us to receive the Cash Surrender Value.
     . The maximum applicable Surrender Charge is described in your Policy and the Expenses section of this Prospectus.
     . Surrenders are taxable, and a 10% federal tax penalty may apply prior to age 59 1/2.
     . We may defer payment from the fixed account or the systematic transfer account for up to six months (30 days in West Virginia).

[_]  PARTIAL WITHDRAWALS

     After the first Policy Year, you may withdraw part of the Accumulation Value. The amount requested and any surrender charge will be deducted from the Accumulation Value on the date we receive your request (either by Written Notice or, for amounts of $10,000 or less, by an authorized telephone transaction). Amounts withdrawn may be subject to a surrender charge (as defined in the Policy and the EXPENSES section of this Prospectus) unless one of the surrender charge waiver provisions is applicable.

     If Death Benefit Option 1 (described below) is in effect, then the current specified amount of insurance coverage will be reduced by the amount of any partial withdrawal and the Accumulation Value will be reduced by the amount of the withdrawal and the surrender charge applicable to the decrease in the current specified amount of insurance coverage. We will send you an amendment showing the current specified amount of insurance coverage after the withdrawal.

     If Death Benefit Option 2 (described below) is in effect, the Accumulation Value will be reduced by the amount of the partial withdrawal (but the specified amount will not change).

Partial Withdrawal Rules:

..    Partial withdrawals are made first from premiums paid and then from earnings, beginning with the most recent premium payment.
..    The minimum partial withdrawal amount is $250; the maximum is an amount such that the remaining Cash Surrender Value is not less than $500 and the specified amount of insurance coverage is at least $100,000 in Policy Years 1-5, and at least $50,000 thereafter.
..    Partial withdrawals result in cancellation of accumulation units from each applicable Subaccount. Unless you instruct us otherwise, we will deduct withdrawal amounts from the Subaccounts, the fixed account and the systematic transfer account on a pro rata basis. No more than a pro rata amount may be withdrawn from the fixed account and the systematic transfer account.
..    Withdrawals from the systematic transfer account will not affect the minimum monthly transfer amount from that account, so they will cause the total amount to be transferred to be completed in less time than originally anticipated.
..    We reserve the right to defer withdrawals from the fixed account and the systematic transfer account for up to six months (30 days in West Virginia) from the date we receive your request.
..    Partial withdrawals may change the minimum and target monthly premium requirements applicable to the No-Lapse Period provision.
..    Partial withdrawals may be taxable and subject to a 10% federal tax penalty.

[_]  DEATH BENEFIT

     We will pay a death benefit after we receive necessary documentation of the insured's death, and we have sufficient information about the Beneficiary to make the payment. Death benefits may be paid pursuant to a payment option (including a lump-sum payment) selected by the Beneficiary to the extent allowed by applicable law and any settlement agreement in effect at the insured's death. (See the PAYMENT OF PROCEEDS section below.) If neither you nor the Beneficiary makes a payment option election within 60 days of our receipt of documentation of the insured's death, we will issue a lump-sum payment to the Beneficiary.

Death Benefit Options

     You have a choice of one of two death benefit options. (Option 1 is in effect unless you elect option 2.)

Death Benefit Option 1:
----------------------
The death benefit is the greater of:
     (a)  the specified amount of insurance coverage on the date of death; or
     (b) the Policy's Accumulation Value on the date of death plus the corridor amount.
The death benefit amount can be level at the specified amount of insurance coverage.
Death Benefit Option 2:
----------------------
The death benefit is the Policy's Accumulation Value on the date of death plus the greater of:
     (a)  the specified amount of insurance coverage on the date of death; or
     (b)  the corridor amount.
The death benefit amount will always vary as the Accumulation Value goes up or down each day.

     The corridor amount equals the Accumulation Value on the insured's date of death multiplied by the corridor percentage from the table shown below for the insured's attained age.

              Attained    Corridor   Attained    Corridor   Attained   Corridor
                 Age     Percentage     Age     Percentage     Age    Percentage
                0-40        150%        54         57%         68         17%
                 41         143%        55         50%         69         16%
                 42         136%        56         46%         70         15%
                 43         129%        57         42%         71         13%
                 44         122%        58         38%         72         11%
                 45         115%        59         34%         73         9%
                 46         109%        60         30%         74         7%
                 47         103%        61         28%        75-90       5%
                 48          97%        62         26%         91         4%
                 49          91%        63         24%         92         3%
                 50          85%        64         22%         93         2%
                 51          78%        65         20%         94         1%
                 52          71%        66         19%       95-100       0%
                 53          64%        67         18%        100+        1%

     After the first Policy Year, you may change the death benefit option once each year. Changes in the death benefit option may change the specified amount of insurance coverage, because we will change the current specified amount to maintain the level of death benefit in effect before the death benefit option change. Any resulting decrease in the specified amount is subject to a surrender charge.

Rules for Changing the Death Benefit Option:

     . A change in death benefit option takes effect on the date the Monthly Deduction is assessed after we receive your Written Notice to change.
     . After each change in death benefit option, we will send you an amendment to the Policy showing the option in effect and the current specified amount of coverage.
     . A change in the current specified amount of coverage resulting from a death benefit option change will change the minimum monthly and target monthly premium requirements applicable to the No-Lapse Period provision.

Change in Specified Amount of Insurance Coverage

     After the first Policy Year, you may change the current specified amount of insurance coverage once each year. Any change will take effect on the date the Monthly Deduction is assessed following the date we approve the change. We will send you an amendment to the Policy showing the current specified amount of coverage after the change.

Rules for Changing Specified Amount:

..    An increase in the specified amount of coverage requires a new application and evidence of insurability satisfactory to us.
..    No increases after attaining age 90.
..    A decrease in the specified amount is subject to a surrender charge on the amount of the decrease.
..    A decrease is only allowed to the extent the specified amount of coverage remains at least $100,000 during Policy Years 1-5; $50,000 thereafter.
..    A change in the current specified amount of coverage will change the minimum monthly and target monthly premium requirements applicable to the No-Lapse Period provision.

[_]  PAYMENT OF PROCEEDS

     You may elect to have proceeds paid as annuity payments under any combination of the fixed and variable payout options shown in the Policy. (In Maryland only fixed payout options are available.) If another option is not chosen within 60 days of the date we receive satisfactory proof of death, we will make payment in a lump sum.

Rules for Payment of Proceeds:


..    Payees must be individuals who receive payments on their own behalf unless otherwise agreed to by us.
..    Any option chosen will be effective when we acknowledge it.
..    We may require proof of your age or survival or the age or survival of the payee.
..    We reserve the right to pay the proceeds in one sum when the amount is less than $2,000, or when the option of payment chosen would result in periodic payments of less than $20.
..    When the last payee dies, we will pay to the estate of that payee any amount on deposit, or the then present value of any remaining guaranteed payments under a fixed option.

     Fixed Proceeds Payments: Fixed payments are available under all six payout
     -----------------------
options described below. The proceeds will be transferred to our general account, and the payments will be fixed in amount by the provisions selected and the age and sex (if consideration of sex is allowed) of the payee. The interest rate used in the payout options is guaranteed to yield 3% on an annual basis. We may, at our sole discretion, declare additional interest to be paid or credited annually for payout options 1, 2, 3, or 6. The guaranteed amounts are based on the 2000a mortality table, and an interest rate that is guaranteed to yield 3% annually. Current interest rates may be obtained from us.

     Variable Proceeds Payments: Only payout options 2, 4, and 6 are available
     --------------------------
for variable payments. The dollar amount of the first monthly payment will be determined by applying the proceeds allocated to variable Subaccounts to the variable payout options table shown in the Policy applicable to the payout option chosen. The tables are determined from the 2000a Mortality Table ALB. If more than one Subaccount has been selected, the Accumulation Value of each Subaccount is applied separately to the applicable table to determine the amount of the first payment attributable to that particular Subaccount.

     All variable payments other than the first will vary in amount according to the investment performance of the applicable Subaccounts. We guarantee that the dollar amount of each variable payment after the first will not be affected by actual expenses (except changes in fund management expenses) or changes in mortality experience. The amount of each subsequent payment equals the number of variable payment units for each Subaccount, multiplied by the value of a variable payment unit for that Subaccount 10 days prior to the date the variable payment is due. This amount may increase or decrease from month to month. The number of units for each Subaccount is determined by dividing the amount of the first payment attributable to that Subaccount by the value of a unit in that Subaccount when the first payment is determined.

     If the net investment return of a Subaccount for a payment period is equal to the pro-rated portion of the assumed investment rate, the variable payment attributable to that Subaccount for that period will equal the payment for the prior period. To the extent that such net investment return exceeds the assumed investment rate for a payment period, the payment for that period will be greater than the payment for the prior period and to the extent that such return for a period falls short of the assumed investment rate, the payment for that period will be less than the payment for the prior period. A charge equal on an annual basis to 1.20% of the daily net asset value of the Variable Account is deducted to compensate us for the administrative and other costs and risks associated with the variable payment options.

---------------------------------------------------------------------------
4 transfers are allowed each Policy Year that a payout option is in effect.
---------------------------------------------------------------------------

Transfers between Fixed and Variable Payout Options

     The payee may exchange the value of a designated number of variable payment units of a particular Subaccount into other variable payment units, the value of which would be such that the dollar amount of a payment made on the date of the exchange would be unaffected by the exchange.


     Transfers may be made between Subaccounts and from a Subaccount to the fixed account. No exchanges may be made from the fixed account to the Subaccounts. Transfers will be made using the variable payment unit values for the valuation period during which we receive any request.

Payout Options


--------------------------------------------------------------------------------
The longer the guaranteed or projected proceeds payment option period, the lower the amount of each payment.
--------------------------------------------------------------------------------


     NOTE: Unless you elect a payout option with a guaranteed period or option 1, (described below) it is possible only one payment would be made under the payout option if the payee died before the due date of the second annuity payment, only two annuity payments would be made if the payee died before the due date of the third annuity payment, etc. If the continuation of variable payments being made under an option does not depend upon the payee's remaining alive, you may surrender your Policy and receive the commuted value of any unpaid payments. However, if your payment under an option depends upon the payee's continued life, you cannot surrender your Policy for cash. In this case, once option payments commence, payments will end upon the payee's death.

1)   Proceeds Held on Deposit at Interest. While proceeds remain on deposit, we
     ------------------------------------
     annually credit interest to the proceeds. The interest may be paid to the payee or added to the amount on deposit.

2)   Income of a Specified Amount. Proceeds are paid in monthly installments of
     ----------------------------
     a specified amount over at least a five-year period until proceeds, with interest, have been fully paid.

3)   Income for a Specified Period. Periodic payments of proceeds are paid for
     -----------------------------
     the number of years chosen. If no other frequency is selected, payments will be made monthly. A table in the Policy illustrates monthly incomes for each $1,000 of proceeds, which include interest.

4)   Lifetime Income. Proceeds are paid as monthly income for as long as the
     ---------------
     payee lives. The amount of the monthly income annuity payment will be an amount computed using either the Lifetime Monthly Income Table set forth in the Policy (based on the 2000a mortality table) or, if more favorable to the payee, our then current lifetime monthly income rates for payment of proceeds. If a variable payout option is chosen, all variable proceeds payments, other than the first variable payment, will vary in amount according to the investment performance of the applicable variable investment options.

     Guarantees Available for the Lifetime Income Option:
     ---------------------------------------------------

     Guaranteed Period - An amount of monthly income is guaranteed for a
     -----------------
     specified number of years and thereafter as long as the payee lives.

     Guaranteed Amount - An amount of monthly income is guaranteed until the sum
     -----------------
     of payments equal the proceeds placed under the option and as long after that as the payee lives. If any lifetime option with a guaranteed period provides installment payments of the same amount at some ages for different guaranteed periods, then we will provide payments for the longest guaranteed period that is available at that age and amount.

5)   Lump Sum. Proceeds are paid in one sum.
     --------

6)   Other Options. We may be able to accommodate making proceeds payments under
     -------------
     other options, including joint and survivor periods. Contact us for more information.

-----------------------------------------------------------
FEDERAL TAX MATTERS

     The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a tax adviser. No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate, or state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Policy. This discussion of federal income tax considerations relating to the Policy is based upon our understanding of laws as they now exist and are currently interpreted by the Internal Revenue Service ("IRS").


--------------------------------------------------------------------------------
Tax laws affecting the Policy are complex. Tax results may vary among individual uses of a Policy. You are encouraged to seek independent tax advice in purchasing or making elections under the Policy.
--------------------------------------------------------------------------------


[_] LIFE INSURANCE QUALIFICATION

     The Internal Revenue Code of 1986, as amended (the "Code") defines a life insurance contract for federal income tax purposes. This definition can be met if an insurance contract satisfies either one of two tests set forth in that section. The Code and related regulations do not directly address the manner in which these tests should be applied to certain features of the Policy. Thus, there is some uncertainty about the application of those tests to the Policy.

     Nevertheless, we believe the Policy qualifies as a life insurance contract for federal tax purposes, so that:

     . the death benefit should be fully excludable from the Beneficiary's gross income; and
     . you should not be considered in constructive receipt of the Cash
       Surrender Value, including any increases, unless and until it is distributed from the Policy.

     We reserve the right to make such changes in the Policy as we deem necessary to assure it qualifies as a life insurance contract under the Code and continues to provide the tax benefits of such qualification.

--------------------------------------------------------------------------------
This Policy's flexibility and how you tailor it to meet your needs could cause it to be a modified endowment contract. We recommend you consult with a tax adviser to determine if desired Policy transactions may cause such treatment. When a premium payment is credited which we believe causes the Policy to become a modified endowment contract, we will notify you and offer you the opportunity to request a refund of that premium in order to avoid such treatment. You have 30 days after receiving such a notice to request the refund.
--------------------------------------------------------------------------------

     Modified Endowment Contracts. The Code establishes a class of life
     ----------------------------
insurance contracts designated as modified endowment contracts. The Code rules governing whether a Policy will be treated as a modified endowment contract are extremely complex. In general, a Policy is a modified endowment contract if the accumulated premium payments made at any time during the first seven Policy Years exceed the sum of the net level premium payments which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. A Policy may also become a modified endowment contract because of a material change. The determination of whether a Policy is a modified endowment contract after a material change generally depends upon the relationship of the Policy's death benefit and Accumulation Value at the time of such change and the additional premium payments made in the seven years following the material change. A Policy may also become a modified endowment contract if the death benefit is reduced.

     A Policy issued in exchange for a modified endowment contract is subject to tax treatment as a modified endowment contract. However, we believe that a Policy issued in exchange for a life insurance policy that is not a modified
                                                              ---
endowment contract will generally not be treated as a modified endowment contract if the death benefit of the Policy is greater than or equal to the death benefit of the Policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the Policy to become a modified endowment contract. You may, of course, choose to not make additional payments in order to prevent a Policy from being treated as a modified endowment contract.

[_] TAX TREATMENT OF LOANS AND OTHER DISTRIBUTIONS

     Upon a surrender or lapse of the Policy or when benefits are paid at the Policy's maturity date, if the amount received plus any loan amount exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax, regardless of whether a Policy is or is not a modified
                                                               ---
endowment contract. However, the tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a modified endowment contract.

     "Investment in the Policy" means:
     . the aggregate amount of any premium payments or other consideration paid for the Policy, minus
                       -----
     . the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus
                                                                        ----
     . the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the Owner's gross income.

     Distributions from Policies Classified as Modified Endowment Contracts are
     ----------------------------------------------------------------------
     subject to the following tax rules:

     (1) All distributions, including surrenders and partial withdrawals, are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Accumulation Value immediately before the distribution over the investment in the Policy (see box above) at such time.
     (2) Loans from or secured by the Policy are treated as distributions and taxed accordingly.
     (3) A 10% additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, the Policy that is included in income except where the distribution or loan is made on or after the Owner attains age 591/2, is attributable to the Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary.

     Distributions from Policies Not Classified as Modified Endowment Contracts
     --------------------------------------------------------------------------
are generally treated as first recovering the investment in the Policy and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first nine years after the Policy is issued and that results in a cash distribution to the Owner in order for the Policy to continue complying with the Code's definition of life insurance. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702 of the Code.

     Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. However, it is possible that preferred loans could be treated as distributions rather than loans.

     Neither distributions (including distributions upon surrender) nor loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10% additional income tax rule. If a Policy which is not a modified endowment contract becomes a modified endowment contract, then any distributions made from the Policy within two years prior to the change in such status will become taxable in accordance with the modified endowment contract rules discussed above.

[_] OTHER POLICY OWNER TAX MATTERS

     Depending on the circumstances, the exchange of a Policy, a change in the Policy's death benefit option, a Policy loan, a withdrawal, a surrender or lapse, a change in Ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of Ownership or receipt of distributions from a Policy depends on the circumstances of each Owner or Beneficiary.

     Interest Paid on Policy loans generally is not tax deductible.
     -----------------------------

     Aggregation of modified endowment contracts. Pre-death distributions
     -------------------------------------------
(including a loan, partial withdrawal, collateral assignment or full surrender) from a Policy that is treated as a modified endowment contract may require a special aggregation to determine the amount of income recognized on the Policy. If we or any of our affiliates issue more than one modified endowment contract to the same Policy Owner within a calendar year, then for purposes of measuring the income on the Policy with respect to a distribution from any of those Policies, the income for all those Policies will be aggregated and attributed to that distribution.

     The Policy may continue after the insured attains age 100. The tax
     ---------------------------------------------------------
consequences associated with continuing a Policy beyond age 100 are unclear. A tax adviser should be consulted on this issue.

     Federal and state estate, inheritance and other tax consequences of
     ----------------------------------------------------------------
ownership or receipt of proceeds under the Policy depend upon your or the Beneficiary's individual circumstances.

     Diversification requirements. Code Section 817(h) requires investments of
     ----------------------------
the Variable Account to be "adequately diversified" in accordance with Treasury Regulations for the Policy to qualify as a life insurance contract under the Code. Any failure to comply with the diversification requirements could subject you to immediate taxation on the incremental increases in Accumulation Value of the Policy plus the cost of insurance protection for the year. However, we believe the Policy, through the underlying investment portfolios, complies fully with such requirements.

     Owner control. The Treasury Department stated that it anticipates the
     -------------
issuance of regulations or rulings prescribing the circumstances in which your control of the investments of the Variable Account may cause you, rather than us, to be treated as the Owner of the assets in the Variable Account. To date, no such regulations or guidance has been issued. If you are considered the Owner of the assets of the Variable Account, income and gains from the Variable Account would be included in your gross income.

     The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that the Owners were not Owners of separate account assets. For example, you have additional flexibility in allocating Policy premium and Accumulation Values. These differences could result in you being treated as the Owner of a pro rata share of the assets of the Variable Account. In addition, we do not know what standards will be set forth in the regulations or rulings which the Treasury may issue. We therefore reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the Owner of the assets of the Variable Account.

     Tax-advantaged arrangements. The Policy may be used in various
     ---------------------------
arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax adviser regarding the tax attributes of the particular arrangement and the suitability of this product for the arrangement. Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.

     Possible tax law changes. There is always a possibility that the tax
     ------------------------
treatment of the Policy could change, by legislation or otherwise. You should consult a tax adviser with respect to possible tax law changes and their effect on your intended use of the Policy.

     No Guarantees Regarding Tax Treatment. We cannot guaranty the tax treatment
     -------------------------------------
of the Policy or any transaction involving the Policy. You should consult with a tax adviser if you have tax questions about the Policy.

---------------------------------------------------------
MISCELLANEOUS

[_]  OUR MANAGEMENT


     Directors*
     ----------
     David Baris                Managing Partner, Kennedy, Baris & Lundy, L.L.P.
     Samuel L. Foggie, Sr.      Retired Banking and Finance Industry Executive
     Carol B. Hallett           President and CEO, Air Transport Association of America
     Jeffrey M. Heller          Former Vice Chairman, Electronic Data Systems (Retired)
     Richard W. Mies            Admiral - U. S. Navy (Retired)
     Oscar S. Straus II         Chairman, The Daniel and Florence Guggenheim Foundation
     John A. Sturgeon           President and COO of our Company
     Michael A. Wayne           Chairman of the Board and President - Batjac Productions, Inc.
     John W. Weekly             Chairman of the Board and CEO of our Company

     Senior Officers*
     ----------------
     John W. Weekly             Chairman of the Board and Chief Executive Officer
     John A. Sturgeon           President and Chief Operating Officer
     Cecil D. Bykerk            Executive Vice President and Chief Actuary
     James L. Hanson            Executive Vice President (Information Services)
     Randall C. Horn            Executive Vice President (Individual Financial Services)
     M. Jane Huerter            Executive Vice President and Corporate Secretary (Corporate Services)
     William C. Mattox          Executive Vice President (Federal Legislative Affairs)
     Thomas J. McCusker         Executive Vice President and General Counsel
     Daniel P. Neary            Executive Vice President (Group Benefit Services)
     Tommie D. Thompson         Executive Vice President, Treasurer and Comptroller
     Richard A. Witt            Executive Vice President and Chief Investment Officer

         *Business address for all directors and officers is Mutual of Omaha Plaza, Omaha, Nebraska 68175.

[_]  DISTRIBUTION OF THE POLICIES

     Mutual of Omaha Investor Services, Inc. ("MOIS"), Mutual of Omaha Plaza, Omaha, Nebraska 68175, is the principal underwriter of the Policy. Like us, MOIS is an affiliate of Mutual of Omaha Insurance Company. MOIS is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers, Inc. MOIS contracts with one or more registered broker-dealers ("Distributors") to distribute Policies. All persons selling the Policy will be registered representatives of the Distributors, and will also be licensed as insurance agents to sell variable life insurance. Commissions paid to Distributors may be up to 115% of target premium for the first Policy Year and up to 5% of target premium thereafter. Distributors may receive additional compensation for amounts received in excess of target premium. We may also pay other distribution expenses such as renewal fees and production incentive bonuses, including non-cash awards. These distribution expenses do not result in any charges under the Policies that are not described under the EXPENSES section of this Prospectus.

[_]  SALES TO EMPLOYEES

     Certain distribution costs may be waived for sales to employees of United and our affiliates. We may increase the Accumulation Value of a Policy purchased by such employees to the extent of the distribution costs that are waived.

[_]  VOTING RIGHTS

     As required by law, we will vote Series Fund shares held by the Variable Account at regular and special shareholder meetings of the Series Funds pursuant to instructions received from persons having voting interests in the Series Funds. The Series Funds may not hold routine annual shareholder meetings.

     As a Policy Owner, you may have a voting interest in the Series Fund portfolios you are invested in. The number of votes that you may instruct for a particular Subaccount is typically determined by your Accumulation Value in the Subaccount. You will receive proxy material, reports, and other materials relating to each Series Fund in which you have voting interests.

[_]  DISTRIBUTION OF MATERIALS

     We will distribute proxy statements, updated prospectuses and other materials to you from time to time. In order to achieve cost savings, we may send consolidated mailings to several owners with the same last name who share a common address or post office box in accordance with the rules of the Securities and Exchange Commission.

[_]  STATE REGULATION

     We are subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business. The Policy has been approved by the Department of Insurance of the State of Nebraska and insurance departments of other jurisdictions.

     We submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business, for the purpose of determining solvency and compliance with insurance laws and regulations.

[_]  LEGAL PROCEEDINGS

     As of the date of this Prospectus, there are no legal proceedings affecting the Variable Account, or that are material in relation to our total assets.

[_]  EXPERTS


     Our Financial Statements as of December 31, 2001 and 2000, and for the years ended December 31, 2001, 2000 and 1999, and the financial statements of United of Omaha Separate Account B as of December 31, 2001, and for the years ended December 31, 2001 and 2000 included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, Omaha, Nebraska, as stated in their reports appearing herein and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The financial statements of United of Omaha Life Insurance Company should be considered only as bearing on the ability of United of Omaha to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in United of Omaha Separate Account B. The primary business address of Deloitte & Touche LLP is Suite 2000, 1620 Dodge Street, Omaha, Nebraska 68102.

[_]  REPORTS TO YOU

     We will send you a statement at least annually showing your Policy's death benefit, Accumulation Value and any outstanding Policy loan balance. We will also confirm Policy loans, Subaccount transfers, lapses, surrenders and other Policy transactions as they occur. You will receive such additional periodic reports as may be required by the SEC.

     -------------------------------------------------------------------------
          DO YOU HAVE QUESTIONS?

          If you have questions about your Policy or this Prospectus, you may contact your agent or broker who gave this Prospectus to you, or you may contact us at: United of Omaha, Variable Product Services, P.O. Box 8430, Omaha, Nebraska 68103-0430. Telephone 1-800-238-9354.
     -------------------------------------------------------------------------

-----------------------------------------------------------
ILLUSTRATIONS

[_]  DEATH BENEFITS, CASH SURRENDER VALUE AND ACCUMULATED PREMIUMS

     The tables in this Section illustrate how the Policy operates: how the death benefit, Cash Surrender Value, and Accumulation Value could vary over an extended period of time assuming hypothetical gross rates of return (i.e., investment income and capital gains and losses, realized or unrealized) for the Variable Account equal to constant after-tax annual rates of 0%, 6%, and 12%. The tables are based on specified amount of life insurance coverage of $250,000 for a male age 45 and 55 and for a female age 45, each in a preferred nontobacco rate class, and for a male age 45 in a non-preferred nontobacco rate class. The tables reflect the risk charge (0.70% for the risk charge during Policy Years 1
- 10; 0.55% after Policy Year 10 for the Accumulation Value of $25,000 or less; 0.15% after Policy Year 10 for the Accumulation Value in excess of $25,000) deducted from Variable Account assets, the monthly $7 administrative charge, the $2 premium processing charge, the deduction of 3.75% of premium payments for state (where permitted) and federal taxes and the current cost of insurance charge. The tables also include Accumulation Values, Cash Surrender Values and death benefit amounts that reflect a 0.70% risk charge for Policy Years 1-10 (0.55% in Policy Years 11+), the maximum risk charge the company is contractually entitled to assess under the Policy, as well as a cost of insurance charge based upon the guaranteed cost of insurance charge. These tables may assist in comparison of death benefits, Cash Surrender Values and Accumulation Values with those under other variable life insurance policies that may be issued by us or other companies. These tables assume no riders are attached to the base policy illustrated.


     Death benefits, Cash Surrender Values, and Accumulation Values for a Policy would be different from the amounts shown if the actual gross rates of return differed from the 0%, 6% or 12% rates illustrated, if the initial premium was paid in another amount, if additional payments were made, or if any Policy loan or partial withdrawal was made during the period of time illustrated. They would also be different depending on the allocation of Accumulation Value among the Variable Account's Subaccounts, or if the actual gross rates of return averaged 0%, 6% or 12%, but varied above and below that average for the period.

     The amounts for the death benefit, Cash Surrender Value, and Accumulation Value shown in the tables reflect the fact that the maximum risk charge, administrative charge, and a charge for the cost of insurance are deducted from the Accumulation Value on each Monthly Deduction Date. The Cash Surrender Values shown in the tables reflect the fact that a surrender charge is deducted from the Accumulation Value upon surrender or lapse during the first 9-12 Policy Years, depending on issue age. The amounts shown in the tables also take into account an average daily charge equal to an annual charge 0.89% of the average daily net assets of the Series Funds for the investment advisory fees and operating expenses incurred by the Series Funds. The gross annual investment return rates of 0%, 6%, and 12% on the Fund's assets are equal to net annual investment return rates of -0.89%, 5.11%, 11.11%, respectively.

     The hypothetical rates of return shown in the tables do not reflect any tax charges attributable to the Variable Account, since no such charges are currently made. If any such charges are imposed in the future, the gross annual rate of return would have to exceed the rates shown by an amount sufficient to cover the tax charges, in order to produce the death benefits, Cash Surrender Values and Accumulation Values illustrated.

     The second column of each table shows the amount which would accumulate if an amount equal to the annual premium required to keep the Policy in force were invested to earn interest, after taxes, of 5% per year, compounded annually.

Upon request, we will provide a comparable illustration based upon the proposed insured's actual age, sex and underwriting classification, the specified amount of insurance coverage, the proposed amount and frequency of premium payments and any available riders requested.

                     United of Omaha Life Insurance Company
                    Flexible Premium Variable Life Insurance

                            Hypothetical Illustration

      Assuming Hypothetical Gross Annual Investment Return of 0% (-0.89Net)


                           Male issue                age 45                     Preferred Nontobacco Class
                           Initial Specified Amount  $250,000
                           Annual Planned Premium    $  3,120

                                                Current Charges *                        Guaranteed Charges **
                                      --------------------------------------    -----------------------------------------
                       Premiums
   End of             Accumulated       Accumu-        Cash                          Accumu-          Cash
  Contract          at 5% Interest      lation       Surrender       Death           lation        Surrender      Death
    Year               Per Year          Value         Value        Benefit           Value          Value       Benefit
     1                    3,276             2,282              0    250,000               2,023             0    250,000
     2                    6,716             4,485              0    250,000               3,953             0    250,000
     3                   10,328             6,610            610    250,000               5,787             0    250,000
     4                   14,120             8,651          2,651    250,000               7,520         1,520    250,000
     5                   18,102            10,607          4,607    250,000               9,147         3,147    250,000
     6                   22,283            12,480          7,230    250,000              10,659         5,409    250,000
     7                   26,673            14,254          9,754    250,000              12,043         7,543    250,000
     8                   31,283            15,921         12,171    250,000              13,287         9,537    250,000
     9                   36,123            17,470         14,470    250,000              14,373        11,373    250,000
    10                   41,205            18,893         16,643    250,000              15,290        13,040    250,000
    11                   46,541            20,739         19,239    250,000              16,046        14,546    250,000
    12                   52,145            22,496         21,746    250,000              16,603        15,853    250,000
    13                   58,028            24,184         24,184    250,000              16,952        16,952    250,000
    14                   64,205            25,783         25,783    250,000              17,070        17,070    250,000
    15                   70,691            27,290         27,290    250,000              16,932        16,932    250,000
    16                   77,502            28,683         28,683    250,000              16,508        16,508    250,000
    17                   84,653            29,955         29,955    250,000              15,764        15,764    250,000
    18                   92,162            31,060         31,060    250,000              14,649        14,649    250,000
    19                  100,046            32,010         32,010    250,000              13,111        13,111    250,000
    20                  108,324            32,788         32,788    250,000              11,094        11,094    250,000

    25                  156,354            34,051         34,051    250,000                   0             0    250,000
    35                  295,889            13,937         13,937    250,000                   0             0    250,000

* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

 The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different investment rates of return for the Series Funds. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages for individual Policy years. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.

     The above illustration does not demonstrate the impact of withdrawals or loans. Excessive loans or withdrawals may cause the contract to lapse due to insufficient Cash Surrender Value. If requested, we can provide you an illustration that demonstrates how loans or withdrawals affect the Accumulation Value, Cash Surrender Value and death benefit.

                     United of Omaha Life Insurance Company
                    Flexible Premium Variable Life Insurance

                            Hypothetical Illustration

   Assuming Hypothetical Gross Annual Investment Return of 6% (5.11% Net)


                           Male issue                age 45                     Preferred Nontobacco Class
                           Initial Specified Amount  $250,000
                           Annual Planned Premium    $  3,120

                                                Current Charges *                        Guaranteed Charges **
                                      --------------------------------------    -----------------------------------------
                        Premiums
   End of              Accumulated       Accumu-        Cash                         Accumu-          Cash
  Contract           at 5% Interest      lation       Surrender      Death           lation        Surrender      Death
    Year                Per Year          Value         Value       Benefit           Value          Value       Benefit
     1                    3,276             2,439              0    250,000               2,172             0    250,000
     2                    6,716             4,942              0    250,000               4,377             0    250,000
     3                   10,328             7,510          1,510    250,000               6,612           612    250,000
     4                   14,120            10,140          4,140    250,000               8,873         2,873    250,000
     5                   18,102            12,834          6,834    250,000              11,155         5,155    250,000
     6                   22,283            15,596         10,346    250,000              13,449         8,199    250,000
     7                   26,673            18,411         13,911    250,000              15,742        11,242    250,000
     8                   31,283            21,274         17,524    250,000              18,021        14,271    250,000
     9                   36,123            24,176         21,176    250,000              20,269        17,269    250,000
    10                   41,205            27,110         24,860    250,000              22,469        20,219    250,000
    11                   46,541            30,661         29,161    250,000              24,644        23,144    250,000
    12                   52,145            34,332         33,582    250,000              26,744        25,994    250,000
    13                   58,028            38,150         38,150    250,000              28,757        28,757    250,000
    14                   64,205            42,098         42,098    250,000              30,658        30,658    250,000
    15                   70,691            46,181         46,181    250,000              32,420        32,420    250,000
    16                   77,502            50,388         50,388    250,000              34,010        34,010    250,000
    17                   84,653            54,720         54,720    250,000              35,389        35,389    250,000
    18                   92,162            59,147         59,147    250,000              36,503        36,503    250,000
    19                  100,046            63,688         63,688    250,000              37,294        37,294    250,000
    20                  108,324            68,340         68,340    250,000              37,700        37,700    250,000

    25                  156,354            93,703         93,703    250,000              31,380        31,380    250,000
    35                  295,889           158,152        158,152    250,000                   0             0    250,000

* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

 The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different investment rates of return for the Series Funds. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages for individual Policy years. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.

     The above illustration does not demonstrate the impact of withdrawals or loans. Excessive loans or withdrawals may cause the contract to lapse due to insufficient Cash Surrender Value. If requested, we can provide you an illustration that demonstrates how loans or withdrawals affect the Accumulation Value, Cash Surrender Value and death benefit.

                     United of Omaha Life Insurance Company
                    Flexible Premium Variable Life Insurance

                            Hypothetical Illustration

  Assuming Hypothetical Gross Annual Investment Return of 12% (11.11% Net)


                           Male issue                age 45                     Preferred Nontobacco Class
                           Initial Specified Amount  $250,000
                           Annual Planned Premium    $  3,120

                                                Current Charges *                        Guaranteed Charges **
                                       -------------------------------------     ---------------------------------------
                        Premiums
   End of              Accumulated       Accumu-        Cash                         Accumu-          Cash
  Contract           at 5% Interest      lation       Surrender      Death           lation        Surrender      Death
    Year                Per Year          Value         Value       Benefit           Value          Value       Benefit
     1                    3,276             2,596              0    250,000               2,322             0    250,000
     2                    6,716             5,418              0    250,000               4,820             0    250,000
     3                   10,328             8,486          2,486    250,000               7,509         1,509    250,000
     4                   14,120            11,823          5,823    250,000              10,405         4,405    250,000
     5                   18,102            15,453          9,453    250,000              13,525         7,525    250,000
     6                   22,283            19,412         14,162    250,000              16,881        11,631    250,000
     7                   26,673            23,717         19,217    250,000              20,489        15,989    250,000
     8                   31,283            28,398         24,648    250,000              24,363        20,613    250,000
     9                   36,123            33,486         30,486    250,000              28,518        25,518    250,000
    10                   41,205            39,020         36,770    250,000              32,974        30,724    250,000
    11                   46,541            45,695         44,195    250,000              37,812        36,312    250,000
    12                   52,145            53,062         52,312    250,000              43,017        42,267    250,000
    13                   58,028            61,218         61,218    250,000              48,629        48,629    250,000
    14                   64,205            70,236         70,236    250,000              54,685        54,685    250,000
    15                   70,691            80,214         80,214    250,000              61,225        61,225    250,000
    16                   77,502            91,252         91,252    250,000              68,298        68,298    250,000
    17                   84,653           103,476        103,476    250,000              75,959        75,959    250,000
    18                   92,162           117,005        117,005    250,000              84,263        84,263    250,000
    19                  100,046           132,017        132,017    250,000              93,283        93,283    250,000
    20                  108,324           148,700        148,700    250,000             103,111       103,111    250,000

    25                  156,354           265,492        265,492    307,971             169,541       169,541    250,000
    35                  295,889           790,969        790,969    830,517             485,302       485,302    509,567

* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

  The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different investment rates of return for the Series Funds. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages for individual Policy years. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.

     The above illustration does not demonstrate the impact of withdrawals or loans. Excessive loans or withdrawals may cause the contract to lapse due to insufficient Cash Surrender Value. If requested, we can provide you an illustration that demonstrates how loans or withdrawals affect the Accumulation Value, Cash Surrender Value and death benefit.

                     United of Omaha Life Insurance Company
                    Flexible Premium Variable Life Insurance

                            Hypothetical Illustration
     Assuming Hypothetical Gross Annual Investment Return of 0% (-0.89% Net)

                           Male issue                age 55                         Preferred Nontobacco Class
                           Initial Specified Amount  $250,000
                           Annual Planned Premium    $  5,220


                                                Current Charges *                        Guaranteed Charges **
                                      --------------------------------------    -----------------------------------------
                       Premiums
   End of             Accumulated       Accumu-        Cash                         Accumu-          Cash
  Contract          at 5% Interest      lation       Surrender      Death           lation        Surrender      Death
    Year               Per Year          Value         Value       Benefit           Value          Value       Benefit
     1                     5,481            3,690              0    250,000               2,854             0    250,000
     2                    11,236            7,221              0    250,000               5,482             0    250,000
     3                    17,279           10,610            360    250,000               7,879             0    250,000
     4                    23,624           13,832          3,832    250,000              10,026            26    250,000
     5                    30,286           16,874          7,124    250,000              11,901         2,151    250,000
     6                    37,281           19,727         11,727    250,000              13,478         5,478    250,000
     7                    44,626           22,377         16,377    250,000              14,730         8,730    250,000
     8                    52,339           24,774         20,774    250,000              15,612        11,612    250,000
     9                    60,437           26,924         24,924    250,000              16,077        14,077    250,000
    10                    68,939           28,806         28,806    250,000              16,081        16,081    250,000
    11                    77,867           31,385         31,385    250,000              15,605        15,605    250,000
    12                    87,242           33,801         33,801    250,000              14,574        14,574    250,000
    13                    97,085           36,099         36,099    250,000              12,938        12,938    250,000
    14                   107,420           38,231         38,231    250,000              10,627        10,627    250,000
    15                   118,272           40,188         40,188    250,000               7,548         7,548    250,000
    16                   129,667           41,953         41,953    250,000               3,568         3,568    250,000
    17                   141,631           43,441         43,441    250,000                   0             0    250,000
    18                   154,194           44,611         44,611    250,000                   0             0    250,000
    19                   167,384           45,423         45,423    250,000                   0             0    250,000
    20                   181,234           45,841         45,841    250,000                   0             0    250,000

    25                   261,592           42,350         42,350    250,000                   0             0    250,000
    35                   495,046                0              0          0                   0             0          0

* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

  The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different investment rates of return for the Series Funds. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages for individual Policy years. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.

     The above illustration does not demonstrate the impact of withdrawals or loans. Excessive loans or withdrawals may cause the contract to lapse due to insufficient Cash Surrender Value. If requested, we can provide you an illustration that demonstrates how loans or withdrawals affect the Accumulation Value, Cash Surrender Value and death benefit.

                     United of Omaha Life Insurance Company
                    Flexible Premium Variable Life Insurance

                            Hypothetical Illustration
     Assuming Hypothetical Gross Annual Investment Return of 6% (5.11% NET)

          Male issue                age 55            Preferred Nontobacco Class
          Initial Specified Amount  $250,000
          Annual Planned Premium    $  5,220

                                        Current Charges *                     Guaranteed Charges **
                              --------------------------------------  -------------------------------------
                  Premiums
  End of        Accumulated      Accumu-      Cash                      Accumu-          Cash
 Contract     at 5% Interest     lation     Surrender     Death         lation        Surrender    Death
   Year          Per Year        Value       Value       Benefit         Value          Value     Benefit
    1               5,481         3,949            0    250,000          3,086             0     250,000
    2              11,236         7,970            0    250,000          6,125             0     250,000
    3              17,279        12,081        1,831    250,000          9,105             0     250,000
    4              23,624        16,260        6,260    250,000         12,006         2,006     250,000
    5              30,286        20,499       10,749    250,000         14,800         5,050     250,000
    6              37,281        24,790       16,790    250,000         17,456         9,456     250,000
    7              44,626        29,123       23,123    250,000         19,940        13,940     250,000
    8              52,339        33,451       29,451    250,000         22,200        18,200     250,000
    9              60,437        37,783       35,783    250,000         24,182        22,182     250,000
   10              68,939        42,102       42,102    250,000         25,828        25,828     250,000
   11              77,867        47,431       47,431    250,000         27,127        27,127     250,000
   12              87,242        52,922       52,922    250,000         27,976        27,976     250,000
   13              97,085        58,633       58,633    250,000         28,309        28,309     250,000
   14             107,420        64,537       64,537    250,000         28,039        28,039     250,000
   15             118,272        70,643       70,643    250,000         27,050        27,050     250,000
   16             129,667        76,959       76,959    250,000         25,185        25,185     250,000
   17             141,631        83,434       83,434    250,000         22,245        22,245     250,000
   18             154,194        90,063       90,063    250,000         17,964        17,964     250,000
   19             167,384        96,844       96,844    250,000         12,031        12,031     250,000
   20             181,234       103,784      103,784    250,000          4,093         4,093     250,000

   25             261,592       142,823      142,823    250,000              0             0     250,000
   35             495,046       263,616      263,616    276,797              0             0           0

* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different investment rates of return for the Series Funds. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages for individual Policy years. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.

     The above illustration does not demonstrate the impact of withdrawals or loans. Excessive loans or withdrawals may cause the contract to lapse due to insufficient Cash Surrender Value. If requested, we can provide you an illustration that demonstrates how loans or withdrawals affect the Accumulation Value, Cash Surrender Value and death benefit.

                     United of Omaha Life Insurance Company
                    Flexible Premium Variable Life Insurance

                            Hypothetical Illustration
    Assuming Hypothetical Gross Annual Investment Return of 12% (11.11% NET)

          Male issue                age 55            Preferred Nontobacco Class
          Initial Specified Amount  $250,000
          Annual Planned Premium    $  5,220

                                                Current Charges *                        Guaranteed Charges **
                                      ---------------------------------    -----------------------------------------
                    Premiums
   End of          Accumulated      Accumu-       Cash                      Accumu-          Cash
  Contract       at 5% Interest     lation      Surrender      Death         lation        Surrender      Death
    Year            Per Year         Value        Value       Benefit        Value           Value       Benefit
     1                  5,481           4,209             0     250,000           3,320              0    250,000
     2                 11,236           8,751             0     250,000           6,798              0    250,000
     3                 17,279          13,678         3,428     250,000          10,444            194    250,000
     4                 23,624          19,006         9,006     250,000          14,261          4,261    250,000
     5                 30,286          24,770        15,020     250,000          18,246          8,496    250,000
     6                 37,281          31,007        23,007     250,000          22,397         14,397    250,000
     7                 44,626          37,761        31,761     250,000          26,712         20,712    250,000
     8                 52,339          45,049        41,049     250,000          31,174         27,174    250,000
     9                 60,437          52,945        50,945     250,000          35,768         33,768    250,000
    10                 68,939          61,513        61,513     250,000          40,482         40,482    250,000
    11                 77,867          71,929        71,929     250,000          45,385         45,385    250,000
    12                 87,242          83,453        83,453     250,000          50,419         50,419    250,000
    13                 97,085          96,269        96,269     250,000          55,593         55,593    250,000
    14                107,420         110,511       110,511     250,000          60,908         60,908    250,000
    15                118,272         126,368       126,368     250,000          66,356         66,356    250,000
    16                129,667         144,056       144,056     250,000          71,916         71,916    250,000
    17                141,631         163,791       163,791     250,000          77,553         77,553    250,000
    18                154,194         185,871       185,871     250,000          83,218         83,218    250,000
    19                167,384         210,657       210,657     250,000          88,866         88,866    250,000
    20                181,234         238,581       238,581     255,282          94,470         94,470    250,000

    25                261,592         431,826       431,826     453,417         122,207        122,207    250,000
    35                495,046       1,277,918     1,277,918   1,341,814         184,748        184,748    250,000

* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

     The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different investment rates of return for the Series Funds. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages for individual Policy years. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.

     The above illustration does not demonstrate the impact of withdrawals or loans. Excessive loans or withdrawals may cause the contract to lapse due to insufficient Cash Surrender Value. If requested, we can provide you an illustration that demonstrates how loans or withdrawals affect the Accumulation Value, Cash Surrender Value and death benefit.

                     United of Omaha Life Insurance Company
                    Flexible Premium Variable Life Insurance

                            Hypothetical Illustration
     Assuming Hypothetical Gross Annual Investment Return of 0% (-0.89% Net)

                           Female issue              age 45
               Preferred Nontobacco Class
                           Initial Specified Amount  $250,000
                           Annual Planned Premium    $  2,500

                                                Current Charges *                        Guaranteed Charges **
                                      --------------------------------------    -----------------------------------------
                        Premiums
   End of              Accumulated       Accumu-        Cash                         Accumu-          Cash
  Contract           at 5% Interest      lation       Surrender      Death           lation        Surrender      Death
    Year                Per Year          Value         Value       Benefit           Value          Value       Benefit
     1                    2,625             1,749              0    250,000               1,523             0    250,000
     2                    5,381             3,438              0    250,000               2,974             0    250,000
     3                    8,275             5,065             65    250,000               4,352             0    250,000
     4                   11,314             6,628          1,628    250,000               5,654           654    250,000
     5                   14,505             8,126          3,126    250,000               6,876         1,876    250,000
     6                   17,855             9,561          5,311    250,000               8,011         3,761    250,000
     7                   21,373            10,922          7,172    250,000               9,054         5,304    250,000
     8                   25,066            12,200          9,200    250,000               9,995         6,995    250,000
     9                   28,945            13,395         10,895    250,000              10,827         8,327    250,000
    10                   33,017            14,498         12,748    250,000              11,548         9,798    250,000
    11                   37,293            15,953         14,703    250,000              12,173        10,923    250,000
    12                   41,782            17,343         16,843    250,000              12,686        12,186    250,000
    13                   46,497            18,668         18,668    250,000              13,088        13,088    250,000
    14                   51,446            19,924         19,924    250,000              13,382        13,382    250,000
    15                   56,644            21,107         21,107    250,000              13,555        13,555    250,000
    16                   62,101            22,211         22,211    250,000              13,586        13,586    250,000
    17                   67,831            23,215         23,215    250,000              13,443        13,443    250,000
    18                   73,848            24,108         24,108    250,000              13,085        13,085    250,000
    19                   80,165            24,882         24,882    250,000              12,462        12,462    250,000
    20                   86,798            25,528         25,528    250,000              11,542        11,542    250,000

    25                  125,284            26,889         26,889    250,000               1,750         1,750    250,000
    35                  237,091            13,142         13,142    250,000                   0             0    250,000

* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

    The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different investment rates of return for the Series Funds. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages for individual Policy years. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.

    The above illustration does not demonstrate the impact of withdrawals or loans. Excessive loans or withdrawals may cause the contract to lapse due to insufficient Cash Surrender Value. If requested, we can provide you an illustration that demonstrates how loans or withdrawals affect the Accumulation Value, Cash Surrender Value and death benefit.

                     United of Omaha Life Insurance Company
                    Flexible Premium Variable Life Insurance

                            Hypothetical Illustration
     Assuming Hypothetical Gross Annual Investment Return of 6% (5.11% Net)

                           Female issue              age 45                        Preferred Nontobacco Class
                           Initial Specified Amount  $250,000
                           Annual Planned Premium    $  2,500

                                                Current Charges *                        Guaranteed Charges **
                                      --------------------------------------    -----------------------------------------
                      Premiums
   End of            Accumulated       Accumu-        Cash                         Accumu-          Cash
  Contract         at 5% Interest      lation       Surrender      Death           lation        Surrender      Death
    Year              Per Year          Value         Value       Benefit           Value          Value       Benefit
     1                  2,625             1,873              0    250,000               1,639             0    250,000
     2                  5,381             3,794              0    250,000               3,302             0    250,000
     3                  8,275             5,764            764    250,000               4,985             0    250,000
     4                 11,314             7,782          2,782    250,000               6,689         1,689    250,000
     5                 14,505             9,847          4,847    250,000               8,407         3,407    250,000
     6                 17,855            11,966          7,716    250,000              10,133         5,883    250,000
     7                 21,373            14,126         10,376    250,000              11,863         8,113    250,000
     8                 25,066            16,322         13,322    250,000              13,585        10,585    250,000
     9                 28,945            18,554         16,054    250,000              15,290        12,790    250,000
    10                 33,017            20,814         19,064    250,000              16,977        15,227    250,000
    11                 37,293            23,561         22,311    250,000              18,668        17,418    250,000
    12                 41,782            26,396         25,896    250,000              20,340        19,840    250,000
    13                 46,497            29,331         29,331    250,000              21,993        21,993    250,000
    14                 51,446            32,369         32,369    250,000              23,630        23,630    250,000
    15                 56,644            35,511         35,511    250,000              25,236        25,236    250,000
    16                 62,101            38,755         38,755    250,000              26,791        26,791    250,000
    17                 67,831            42,090         42,090    250,000              28,263        28,263    250,000
    18                 73,848            45,509         45,509    250,000              29,608        29,608    250,000
    19                 80,165            49,010         49,010    250,000              30,775        30,775    250,000
    20                 86,798            52,590         52,590    250,000              31,724        31,724    250,000

    25                125,284            72,009         72,009    250,000              32,193        32,193    250,000
    35                237,091           117,980        117,980    250,000                   0             0    250,000

* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

    The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different investment rates of return for the Series Funds. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages for individual Policy years. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.

    The above illustration does not demonstrate the impact of withdrawals or loans. Excessive loans or withdrawals may cause the contract to lapse due to insufficient Cash Surrender Value. If requested, we can provide you an illustration that demonstrates how loans or withdrawals affect the Accumulation Value, Cash Surrender Value and death benefit.

                     United of Omaha Life Insurance Company
                    Flexible Premium Variable Life Insurance

                            Hypothetical Illustration
    Assuming Hypothetical Gross Annual Investment Return of 12% (11.11% Net)

         Female issue              age 45             Preferred Nontobacco Class
         Initial Specified Amount  $250,000
         Annual Planned Premium    $  2,500

                                             Current Charges *                     Guaranteed Charges **
                                 -------------------------------------  -----------------------------------------
                    Premiums
   End of          Accumulated     Accumu-       Cash                       Accumu-          Cash
  Contract       at 5% Interest    lation      Surrender      Death         lation        Surrender      Death
    Year            Per Year        Value        Value       Benefit         Value          Value       Benefit
     1                 2,625           1,996             0    250,000             1,755             0    250,000
     2                 5,381           4,165             0    250,000             3,643             0    250,000
     3                 8,275           6,522         1,522    250,000             5,674           674    250,000
     4                11,314           9,085         4,085    250,000             7,861         2,861    250,000
     5                14,505          11,873         6,873    250,000            10,215         5,215    250,000
     6                17,855          14,913        10,663    250,000            12,747         8,497    250,000
     7                21,373          18,219        14,469    250,000            15,471        11,721    250,000
     8                25,066          21,812        18,812    250,000            18,398        15,398    250,000
     9                28,945          25,721        23,221    250,000            21,541        19,041    250,000
    10                33,017          29,974        28,224    250,000            24,926        23,176    250,000
    11                37,293          35,111        33,861    250,000            28,619        27,369    250,000
    12                41,782          40,778        40,278    250,000            32,619        32,119    250,000
    13                46,497          47,037        47,037    250,000            36,968        36,968    250,000
    14                51,446          53,954        53,954    250,000            41,708        41,708    250,000
    15                56,644          61,601        61,601    250,000            46,876        46,876    250,000
    16                62,101          70,057        70,057    250,000            52,507        52,507    250,000
    17                67,831          79,403        79,403    250,000            58,632        58,632    250,000
    18                73,848          89,738        89,738    250,000            65,283        65,283    250,000
    19                80,165         101,175       101,175    250,000            72,493        72,493    250,000
    20                86,798         113,846       113,846    250,000            80,321        80,321    250,000

    25               125,284         202,047       202,047    250,000           132,162       132,162    250,000
    35               237,091         605,620       605,620    635,901           372,729       372,729    391,365

* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

     The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different investment rates of return for the Series Funds. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages for individual Policy years. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.

     The above illustration does not demonstrate the impact of withdrawals or loans. Excessive loans or withdrawals may cause the contract to lapse due to insufficient Cash Surrender Value. If requested, we can provide you an illustration that demonstrates how loans or withdrawals affect the Accumulation Value, Cash Surrender Value and death benefit.

                     United of Omaha Life Insurance Company
                    Flexible Premium Variable Life Insurance

                            Hypoyhetical Illustration
     Assuming Hypothetical Gross Annual Investment Return of 0% (-0.89% Net)

           Male issue                age 45        Nonpreferred Nontobacco Class
           Initial Specified Amount  $250,000
           Annual Planned Premium    $  3,120

                                             Current Charges *                      Guaranteed Charges **
                                    ------------------------------------    ------------------------------------
                      Premiums
   End of            Accumulated     Accumu-       Cash                       Accumu-         Cash
  Contract         at 5% Interest    lation      Surrender      Death         Lation       Surrender     Death
    Year              Per Year        Value        Value       Benefit         Value         Value      Benefit
     1                   3,276           2,204             0    250,000             2,023            0   250,000
     2                   6,716           4,325             0    250,000             3,953            0   250,000
     3                  10,328           6,361           361    250,000             5,787            0   250,000
     4                  14,120           8,309         2,309    250,000             7,520        1,520   250,000
     5                  18,102          10,166         4,166    250,000             9,147        3,147   250,000
     6                  22,283          11,924         6,674    250,000            10,659        5,409   250,000
     7                  26,673          13,573         9,073    250,000            12,043        7,543   250,000
     8                  31,283          15,102        11,352    250,000            13,287        9,537   250,000
     9                  36,123          16,504        13,504    250,000            14,373       11,373   250,000
    10                  41,205          17,762        15,512    250,000            15,290       13,040   250,000
    11                  46,541          19,400        17,900    250,000            16,046       14,546   250,000
    12                  52,145          20,944        20,194    250,000            16,603       15,853   250,000
    13                  58,028          22,394        22,394    250,000            16,952       16,952   250,000
    14                  64,205          23,734        23,734    250,000            17,070       17,070   250,000
    15                  70,691          24,972        24,972    250,000            16,932       16,932   250,000
    16                  77,502          26,079        26,079    250,000            16,508       16,508   250,000
    17                  84,653          27,019        27,019    250,000            15,764       15,764   250,000
    18                  92,162          27,769        27,769    250,000            14,649       14,649   250,000
    19                 100,046          28,305        28,305    250,000            13,111       13,111   250,000
    20                 108,324          28,601        28,601    250,000            11,094       11,094   250,000

    25                 156,354          26,744        26,744    250,000                 0            0   250,000
    35                 295,889               0             0    250,000                 0            0   250,000

* These values reflect investment results using current cost of insurance rates and expense charges.

** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

     The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different investment rates of return for the Series Funds. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages for individual Policy years. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.

     The above illustration does not demonstrate the impact of withdrawals or loans. Excessive loans or withdrawals may cause the contract to lapse due to insufficient Cash Surrender Value. If requested, we can provide you an illustration that demonstrates how loans or withdrawals affect the Accumulation Value, Cash Surrender Value and death benefit.

                     United of Omaha Life Insurance Company
                    Flexible Premium Variable Life Insurance

                            Hypothetical Illustration
     Assuming Hypothetical Gross Annual Investment Return of 6% (5.11% Net)

                           Male issue                age 45                       Nonpreferred Nontobacco Class
                           Initial Specified Amount  $250,000
                           Annual Planned Premium    $  3,120


                                                Current Charges *                        Guaranteed Charges **
                                      --------------------------------------    -----------------------------------------
                         Premiums
   End of              Accumulated       Accumu-        Cash                         Accumu-          Cash
  Contract           at 5% Interest      lation       Surrender      Death           lation        Surrender      Death
    Year                Per Year          Value         Value       Benefit           Value          Value       Benefit
     1                    3,276             2,358              0    250,000               2,172             0    250,000
     2                    6,716             4,771              0    250,000               4,377             0    250,000
     3                   10,328             7,238          1,238    250,000               6,612           612    250,000
     4                   14,120             9,758          3,758    250,000               8,873         2,873    250,000
     5                   18,102            12,327          6,327    250,000              11,155         5,155    250,000
     6                   22,283            14,941          9,691    250,000              13,449         8,199    250,000
     7                   26,673            17,591         13,091    250,000              15,742        11,242    250,000
     8                   31,283            20,267         16,517    250,000              18,021        14,271    250,000
     9                   36,123            22,963         19,963    250,000              20,269        17,269    250,000
    10                   41,205            25,662         23,412    250,000              22,469        20,219    250,000
    11                   46,541            28,916         27,416    250,000              24,644        23,144    250,000
    12                   52,145            32,270         31,520    250,000              26,744        25,994    250,000
    13                   58,028            35,729         35,729    250,000              28,757        28,757    250,000
    14                   64,205            39,284         39,284    250,000              30,658        30,658    250,000
    15                   70,691            42,945         42,945    250,000              32,420        32,420    250,000
    16                   77,502            46,693         46,693    250,000              34,010        34,010    250,000
    17                   84,653            50,500         50,500    250,000              35,389        35,389    250,000
    18                   92,162            54,353         54,353    250,000              36,503        36,503    250,000
    19                  100,046            58,238         58,238    250,000              37,294        37,294    250,000
    20                  108,324            62,141         62,141    250,000              37,700        37,700    250,000

    25                  156,354            82,508         82,508    250,000              31,380        31,380    250,000
    35                  295,889           123,595        123,595    250,000                   0             0    250,000

* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

    The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different investment rates of return for the Series Funds. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages for individual Policy years. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.

    The above illustration does not demonstrate the impact of withdrawals or loans. Excessive loans or withdrawals may cause the contract to lapse due to insufficient Cash Surrender Value. If requested, we can provide you an illustration that demonstrates how loans or withdrawals affect the Accumulation Value, Cash Surrender Value and death benefit.

                     United of Omaha Life Insurance Company
                    Flexible Premium Variable Life Insurance

                            Hypothetical Illustration
    Assuming Hypothetical Gross Annual Investment Return of 12% (11.11% Net)

                           Male issue                age 45                       Nonpreferred Nontobacco Class
                           Initial Specified Amount  $250,000
                           Annual Planned Premium    $  3,120

                                                Current Charges *                        Guaranteed Charges **
                                      --------------------------------------    -----------------------------------------
                        Premiums
   End of              Accumulated       Accumu-        Cash                         Accumu-          Cash
  Contract           at 5% Interest      lation       Surrender      Death           lation        Surrender      Death
    Year                Per Year          Value         Value       Benefit           Value          Value       Benefit
     1                     3,276            2,513              0    250,000               2,322             0    250,000
     2                     6,716            5,237              0    250,000               4,820             0    250,000
     3                    10,328            8,191          2,191    250,000               7,509         1,509    250,000
     4                    14,120           11,395          5,395    250,000              10,405         4,405    250,000
     5                    18,102           14,871          8,871    250,000              13,525         7,525    250,000
     6                    22,283           18,642         13,392    250,000              16,881        11,631    250,000
     7                    26,673           22,728         18,228    250,000              20,489        15,989    250,000
     8                    31,283           27,154         23,404    250,000              24,363        20,613    250,000
     9                    36,123           31,951         28,951    250,000              28,518        25,518    250,000
    10                    41,205           37,145         34,895    250,000              32,974        30,724    250,000
    11                    46,541           43,395         41,895    250,000              37,812        36,312    250,000
    12                    52,145           50,286         49,536    250,000              43,017        42,267    250,000
    13                    58,028           57,895         57,895    250,000              48,629        48,629    250,000
    14                    64,205           66,292         66,292    250,000              54,685        54,685    250,000
    15                    70,691           75,581         75,581    250,000              61,225        61,225    250,000
    16                    77,502           85,846         85,846    250,000              68,298        68,298    250,000
    17                    84,653           97,185         97,185    250,000              75,959        75,959    250,000
    18                    92,162          109,724        109,724    250,000              84,263        84,263    250,000
    19                   100,046          123,610        123,610    250,000              93,283        93,283    250,000
    20                   108,324          139,019        139,019    250,000             103,111       103,111    250,000

    25                   156,354          247,496        247,496    287,095             169,541       169,541    250,000
    35                   295,889          737,741        737,741    774,628             485,302       485,302    509,567

* These values reflect investment results using current cost of insurance rates and expense charges.
** These values reflect investment results using guaranteed cost of insurance rates and expense charges.

    The hypothetical investment results shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of different factors, including the investment allocations by the owner and different investment rates of return for the Series Funds. The death benefit, Accumulation Value and Cash Surrender Value for a Policy would be different from those shown if the actual investment rates of return averaged the rates shown above over a period of years, but fluctuated above or below those averages for individual Policy years. No representation can be made that these assumed investment rates of return can be achieved for any one year or sustained over any period of time.

    The above illustration does not demonstrate the impact of withdrawals or loans. Excessive loans or withdrawals may cause the contract to lapse due to insufficient Cash Surrender Value. If requested, we can provide you an illustration that demonstrates how loans or withdrawals affect the Accumulation Value, Cash Surrender Value and death benefit.

UNITED OF OMAHA
LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL
OF OMAHA INSURANCE COMPANY)

STATUTORY FINANCIAL STATEMENTS
AND INDEPENDENT AUDITORS' REPORT
AS OF DECEMBER 31, 2001 AND 2000
AND FOR THE YEARS ENDED
DECEMBER 31, 2001, 2000 AND 1999

INDEPENDENT AUDITORS' REPORT

To the Board of Directors
United of Omaha Life Insurance Company
Omaha, Nebraska

We have audited the accompanying statutory statements of admitted assets, liabilities, and surplus of United of Omaha Life Insurance Company (the "Company") (a wholly-owned subsidiary of Mutual of Omaha Insurance Company) as of December 31, 2001 and 2000, and the related statutory statements of income, changes in surplus, and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between statutory accounting practices and accounting principles generally accepted in the United States of America are described in Note 25.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of United of Omaha Life Insurance Company as of December 31, 2001 and 2000, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2001.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and surplus of United of Omaha Life Insurance Company as of December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, on the basis of accounting described in Note 1.

As discussed in Note 1 to the statutory financial statements, the Company has changed certain accounting practices as a result of the adoption by the Insurance Department of the State of Nebraska of the National Association of Insurance Commissioners' Accounting Practices and Procedures Manual-Version effective January 1, 2001.

/s/  Deloitte & Touche LLP
Omaha, Nebraska

February 13, 2002

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS
DECEMBER 31,
--------------------------------------------------------------------------------

                           ADMITTED ASSETS                                         2001                  2000
Cash and invested assets:
    Bonds                                                                  $  8,160,865,092     $  7,610,267,305
    Preferred stocks                                                             54,716,261           52,305,000
    Common stocks - unaffiliated                                                 11,508,937           11,926,479
    Common stocks - affiliated                                                   85,016,498          100,355,826
    Mortgage loans                                                              836,339,407          824,181,961
    Real estate occupied by the Company, net of accumulated
       depreciation of $ 69,977,744 in 2001 and $ 66,430,543 in 2000             72,770,142           74,427,711
    Real estate acquired in satisfaction of debt, net of
       accumulated depreciation of $ 475,638 in 2001 and
       $ 464,941 in 2000                                                            286,130              296,827
    Investment real estate, net of accumulated depreciation
       of $ 9,748 in 2001 and $ 360,788 in 2000                                   3,911,446            7,089,978
    Policy loans                                                                148,036,732          143,372,131
    Cash and short-term investments                                             203,907,573           52,380,183
    Other invested assets                                                       134,681,511          188,239,431
                                                                          -----------------    -----------------
              Total cash and invested assets                                  9,712,039,729        9,064,842,832
Premiums deferred and uncollected                                               149,321,160          139,135,133
Investment income due and accrued                                                98,931,677           95,984,443
Electronic data processing equipment, net of accumulated
      depreciation of $ 89,070,275 in 2001 and $ 100,976,173 in 2000              4,884,720           12,804,282
Receivable from parent, subsidiaries and affiliates                               8,971,219           23,992,683
Other assets                                                                    180,469,317          141,204,564
Separate accounts assets                                                      1,378,023,575        1,589,181,407
                                                                          -----------------    -----------------
              Total admitted assets                                        $ 11,532,641,397     $ 11,067,145,344
                                                                          =================    =================
LIABILITIES
Policy reserves:
    Aggregate reserve for policies and contracts                           $  6,915,730,500     $  6,489,140,916
    Liability for deposit-type contracts                                      1,958,659,456        1,762,744,632
    Policy and contract claims                                                   77,945,722           78,848,047
    Other                                                                        78,687,863           69,289,292
                                                                          -----------------    -----------------
              Total policy reserves                                           9,031,023,541        8,400,022,887
    Interest maintenance reserve                                                          0           18,676,082
    Asset valuation reserve                                                      94,833,161          138,378,220
    General expenses and taxes due or accrued                                    19,499,778           36,741,641
    Federal income taxes due or accrued                                          14,847,835           26,424,665
    Other liabilities                                                           128,805,157           45,262,008
    Separate accounts liabilities                                             1,372,398,994        1,569,554,629
                                                                          -----------------    -----------------
              Total liabilities                                              10,661,408,466       10,235,060,132
                                                                          =================    =================
SURPLUS
Capital stock, $10 par value, 900,000 shares authorized
             issued and outstanding                                               9,000,000            9,000,000
    Gross paid-in and contributed surplus                                        62,723,580           62,723,580
    Unassigned Surplus                                                          799,509,351          760,361,632
                                                                          -----------------    -----------------
              Total surplus                                                     871,232,931          832,085,212
                                                                          -----------------    -----------------
              Total liabilities and surplus                                $ 11,532,641,397     $ 11,067,145,344
                                                                          =================    =================

The accompanying notes are an integral part of these statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

STATUTORY STATEMENTS OF INCOME
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

                                                             2001               2000               1999
Income
    Net premiums and annuity considerations              $ 1,365,548,996    $ 1,205,802,135    $ 1,140,044,210
    Other considerations and fund deposits                     1,833,804        384,135,714        275,898,803
    Net investment income                                    716,288,693        656,199,475        612,041,206
    Other income                                              77,071,797         68,904,550         61,053,155
                                                       -----------------  -----------------  -----------------

       Total income                                        2,160,743,290      2,315,041,874      2,089,037,374
                                                       -----------------  -----------------  -----------------

Benefits and expenses:
     Policyholder and beneficiary benefits                 1,292,592,064      1,525,227,398      1,284,737,992
     Increase in reserves for policyholder and
       beneficiary benefits                                  424,805,101         53,873,529        263,438,655
     Commissions                                             123,670,780        120,451,720        118,993,023
     Operating expenses                                      237,416,379        223,722,428        231,963,954
     Net transfers to separate accounts                      (54,352,834)       268,227,011        101,849,962
                                                       -----------------  -----------------  -----------------

       Total benefits and expenses                         2,024,131,490      2,191,502,086      2,000,983,586
                                                       -----------------  -----------------  -----------------

        Net gain from operations before federal
         income taxes and net realized capital gains         136,611,800        123,539,788         88,053,788

Federal income taxes                                          35,174,590         36,417,363         45,205,000
                                                       -----------------  -----------------  -----------------

        Net gain from operations before net realized
                  capital gains                              101,437,210         87,122,425         42,848,788


Net realized capital gains (losses)                          (52,049,908)        38,795,710         12,124,165
                                                       -----------------  -----------------  -----------------

        Net income                                       $    49,387,302    $   125,918,135    $    54,972,953
                                                       =================  =================  =================

The accompanying notes are an integral part of these statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

STATUTORY STATEMENTS OF CHANGES IN SURPLUS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

                                                                  2001              2000               1999
Capital stock:
  Balance at beginning and end of year                        $   9,000,000     $   9,000,000      $   9,000,000
                                                              -------------     -------------      -------------

Gross paid-in and contributed surplus:
  Balance at beginning and end of year                           62,723,580        62,723,580         62,723,580
                                                              -------------     -------------      -------------

Unassigned surplus:
  Balance at beginning of year                                  760,361,632       615,054,720        547,882,169
  Net income                                                     49,387,302       125,918,135         54,972,953
  Change in net unrealized capital gains and losses (net
     of tax of $12,979,536)                                     (39,238,487)       31,855,299         25,943,741
  Change in net unrealized foreign exchange capital
     gain (loss)                                                   (205,694)                0                  0
  Change in net deferred income tax                              33,693,166                 0                  0
  (Increase) decrease in:
     Non-admitted assets                                        (68,701,298)       10,993,063          5,596,094
     Asset valuation reserve                                     43,545,059       (15,673,880)       (23,295,577)
Surplus withdrawn from separate accounts                         11,936,250         7,283,750                  0
Change in surplus in separate accounts                          (12,008,422)      (10,022,720)         3,964,183
Cumulative effect of changes in accounting principles            20,668,773                 0                  0
Other, net                                                           71,070        (5,046,735)            (8,843)
                                                              -------------     -------------      -------------

Balance at end of year                                          799,509,351       760,361,632        615,054,720
                                                              -------------     -------------      -------------

Total surplus                                                 $ 871,232,931     $ 832,085,212      $ 686,778,300
                                                              =============     =============      =============

The accompanying notes are an integral part of these statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

STATUTORY STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

                                                              2001                 2000                1999
Cash from (used for) operations:
  Premiums and annuity considerations                     $  1,364,570,706    $  1,205,731,629    $  1,135,591,881
  Other fund deposits                                                    0         379,465,576         269,808,183
  Net investment income                                        692,762,787         634,508,418         592,873,645
  Other income                                                  76,716,216          62,889,140          67,077,830
  Benefits                                                  (1,194,647,101)     (1,527,716,678)     (1,277,572,534)
  Commissions and general expenses                            (379,896,014)       (365,046,168)       (344,072,398)
  Federal income taxes                                         (44,182,299)        (32,963,178)        (57,072,123)
  Net transfers (to) from separate accounts                      4,702,763        (265,158,285)       (104,327,662)
                                                         ------------------   -----------------   -----------------
         Net cash from operations                              520,027,058          91,710,454         282,306,822
                                                         ------------------   -----------------   -----------------

Cash from (used for) investments:
  Proceeds from investments sold, redeemed or
   matured:
    Bonds                                                    1,693,340,318       1,743,410,840       1,522,098,100
    Mortgage loans                                              71,573,613         152,689,047          88,676,462
    Stocks                                                      53,406,462          55,188,578          17,382,690
    Real estate                                                  8,375,000           5,500,000           4,050,000
    Other invested assets                                       46,694,542          78,871,040          39,411,955
  Tax on capital gains                                          (3,371,428)        (19,798,114)         (7,555,834)
  Cost of investments acquired:
    Bonds                                                   (2,249,861,186)     (1,666,397,909)     (1,941,582,149)
    Mortgage loans                                             (86,503,885)       (321,853,917)       (141,987,030)
    Stocks                                                     (56,269,540)       (115,989,740)        (12,911,323)
    Real estate                                                 (6,861,322)         (3,153,459)         (1,777,668)
    Other invested assets                                         (703,141)        (35,658,804)        (25,079,860)
  Net increase in policy loans                                  (4,664,601)         (5,517,480)         (4,380,901)
                                                         ------------------   -----------------   -----------------
        Net cash from investments                             (534,845,168)       (132,709,918)       (463,655,558)
                                                         ------------------   -----------------   -----------------

Cash from (used for) financing and other sources:
  Borrowed money                                                         0          10,000,000                   0
  Net increase (decrease) in deposit-type
    contract funds                                             148,916,204                   0                   0
  Decrease (increase) in receivable from parent,
     subsidiaries and affiliates                                14,296,888          37,995,565          53,617,926
  Increase (decrease) in other nonqualified deposits                     0         (23,676,240)         58,702,188
  Other cash provided                                           51,920,410          40,977,034          52,076,765
  Other cash used                                              (48,788,002)        (50,809,281)       (112,506,672)
                                                         ------------------   -----------------   -----------------
        Net cash from financing and other sources              166,345,500          14,487,078          51,890,207
                                                         ------------------   -----------------   -----------------

Net change in cash and short-term investments                  151,527,390         (26,512,386)       (129,458,529)

Cash and short-term investments:
    Beginning of year                                           52,380,183          78,892,569         208,351,098
                                                         -----------------    ----------------    ----------------
    End of year                                           $    203,907,573    $     52,380,183    $     78,892,569
                                                         =================    ================    ================

The accompanying notes are an integral part of these statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

NOTES TO STATUTORY FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1
------
Nature of Operations and Summary of Significant Accounting Policies

Nature of Operations - United of Omaha Life Insurance Company (the "Company") is a wholly-owned subsidiary of Mutual of Omaha Insurance Company ("Mutual of Omaha"), a mutual health and accident and life insurance company domiciled in the State of Nebraska. At December 31, 2001, the Company owned 100% of the outstanding common stock of the following entities: Companion Life Insurance Company ("Companion"), United World Life Insurance Company ("United World"), Mutual of Omaha Structured Settlement Company-Connecticut ("MOSSCO-CT"), and Mutual of Omaha Structured Settlement Company of New York, Inc. ("MOSSCO-NY"). The Company has insurance licenses to operate in 49 states, the District of Columbia, Guam, Puerto Rico, and the U.S. Virgin Islands. Individual life insurance and annuity products are sold through a network of career agents, direct mail, brokers, financial planners and banks. Group business is produced by representatives located in Mutual of Omaha group offices throughout the country.

Summary of Significant Accounting Policies

Basis of Presentation - The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska.

The State of Nebraska has adopted the National Association of Insurance Commissioners' statutory accounting practices (NAIC SAP) as the basis of its statutory accounting practices.

The accompanying statutory basis financial statements vary in some respects from those that would be presented in conformity with generally accepted accounting principles (GAAP) in the United States of America. The most significant differences include: (a) bonds are generally carried at amortized cost rather than being valued at either amortized cost or fair value based on their classification according to the Company's ability and intent to hold or trade the securities; (b) acquisition costs, such as commissions and other costs related to acquiring new business, are charged to operations as incurred and not deferred, whereas premiums are taken into income on a pro rata basis over the respective term of the policies; (c) prior to January 1, 2001, a Federal income tax provision was made only on a current basis for statutory accounting, while under GAAP, a provision was also made for deferred taxes on temporary differences between the financial reporting and tax bases of assets and liabilities. Subsequent to January 1, 2001, NAIC SAP requires an amount be recorded for deferred taxes however, there are limitations as to the amount of deferred tax assets that may be reported as admitted assets; (d) asset valuation reserves ("AVR") and interest maintenance reserves ("IMR") are established; (e) different actuarial assumptions are used for calculating certain policy reserves; (f) changes in certain assets designated as "non-admitted" have been charged to unassigned surplus; (g) comprehensive income and its components are not presented in the financial statements; and (h) the change in the underlying book value of wholly-owned subsidiaries is reported as a change in net unrealized capital gains (losses), a component of unassigned surplus, rather than as a component of the Company's net income, (i) premium receipts and benefits on universal life-type contracts are recorded as revenue and expense for statutory purposes. Under GAAP, revenues on universal life-type contracts are comprised of contract charges and fees which are recognized when assessed against the policyholder account balance. Additionally, premium receipts on universal life-type contracts are considered deposits and are recorded as interest-bearing liabilities;(j) reinsurance recoverables on unpaid losses are reported as a reduction of policy benefit and other insurance reserves, while under GAAP, they are reported as an asset.

Use of Estimates - The preparation of financial statements in accordance with statutory accounting practices requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates.

Investments
Bonds not backed by loans are stated at amortized cost using the scientific method. Bonds that are in or near default are stated at fair value.

Loan-backed securities and structured securities are stated at amortized cost using the interest method including anticipated prepayments at the date of purchase. Premiums and discounts on loan-backed bonds and structured securities are amortized using the retrospective method based on anticipated prepayments from the date of purchase. Prepayment assumptions are obtained from original term sheets and offer memorandums with updates obtained externally. Changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method.

Common stocks of unaffiliated companies are stated at estimated fair value and stocks of affiliated companies (principally insurance companies) in which the Company has an interest of 10% or more are carried on the equity basis. The change in the carrying value is recorded as a change in net unrealized capital gains (losses), a component of unassigned surplus.

Preferred stocks are stated at cost.

Policy loans are carried at the aggregate unpaid balance.

Mortgage loans are stated at the aggregate unpaid balance. In accordance with statutory accounting practices, the Company records a general reserve for losses on mortgage loans as part of the asset valuation reserve.

The home office properties and investment real estate are valued at cost, less accumulated depreciation. Property held for sale is initially valued at the lower of cost or estimated fair value. Depreciation is provided on the straight-line basis over the estimated useful lives of the related assets.

Short-term investments include all investments whose maturities, at the time of acquisition, are one year or less and are stated at cost which approximates market.

The Company has no ownership in joint ventures that exceeds 10% of its admitted assets. The Company carries these interest based on the underlying audited GAAP equity of the investee.

Investment income is recorded when earned. Realized gains and losses on the sale of investments are determined on the specific identification basis. Any portion of invested assets designated as "non-admitted" is excluded from the statutory basis statements of admitted assets, liabilities and surplus. Interest income on mortgage-backed and asset-backed securities is determined on the effective yield method based on estimated principal repayments. Accrual of income is suspended for bonds and mortgage loans that are in default or when the receipt of interest payments is in doubt.

Derivatives
Derivative instruments are valued in accordance with the NAIC Accounting Practices and Procedures manual and the NAIC Purposes and Procedures manual of the Securities Valuation Office. All derivative instruments used for hedging purposes are valued consistently with the hedged items.

Premiums and Related Commissions
Premiums are recognized as income over the premium paying period of the policies. Commissions and other expenses related to the acquisition of policies are charged to operations as incurred. For the year ended December 31, 2001, consideration received on deposit-type funds, which do not contain any life contingencies, is recorded directly to the related liability. During year end 2000 and 1999, considerations received on deposit-type funds totaling $280,028,488 and $120,478,181 were recorded as income in the Summary of Operations.

Reserves for Life Contingent Products and Deposit-type Funds
Policy reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future premiums on policies in force. Reserves for life policies are computed principally by using the Commissioners' Reserve Valuation Method ("CRVM") or the Net Level Premium Method with assumed interest rates (2.5% to 6%) and mortality (American Experience, 1941 CSO, 1958 CSO, 1960 CSG and 1980 CSO tables) as prescribed by regulatory authorities. Reserves for annuities using the Commissioners' Annuity Reserve Valuation Method ("CARVM") and deposit-type contracts are computed on the basis of interest rates ranging from 2.5% to 12.75%. Tabular interest, tabular less actual reserves released and tabular cost for all life contracts are determined by formula as described in the annual statement instructions.

For year ended December 31, 2001, reserves for deposit-type funds are equal to deposits received and interest credited to the benefit of contract holders, less withdrawals that represent a return to the contract holder. During 2000 and 1999, withdrawals of $389,243,670 and $171,963,066 to return funds to the contract holder were recorded as a benefit expense in the Summary of Operations. Tabular interest on deposit-type funds is calculated by formula as described in the annual statement instructions.

Policy reserves for group life and health and accident insurance include claim reserves and unearned premiums. Policy and contract claim liabilities include provisions for reported claims and estimates for claims incurred but not reported. To the extent the ultimate liability differs from the amounts recorded, such differences are reflected in operations when additional information becomes known.

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts. Liabilities for losses are based on claim run-out experience or, in the case of potentially long-term claim run-outs, on expected claim continuance tables reflective of contractual limits of liability. Loss adjustment expenses are based on the relationship of claim administrative expenses to these claim liabilities.

Asset Valuation Reserve (AVR) and Interest Maintenance Reserves (IMR)
The Company establishes certain reserves as promulgated by the NAIC. The AVR is established for the specific risk characteristics of invested assets of the Company. The IMR is established for the realized gains and losses on the redemption of fixed income securities resulting from changes in interest rates, net of tax. Gains and losses pertaining to the IMR are subsequently amortized into investment income over the expected remaining period to maturity of the investments sold.

Property
Property is carried at cost less accumulated depreciation. The Company provides for depreciation of property using straight-line and accelerated methods over the estimated useful lives of assets. Buildings are generally depreciated over forty years. Furniture and fixtures are generally depreciated over three to ten years. Leasehold improvements are carried at cost less accumulated amortization. The Company provides for amortization of leasehold improvements using straight-line method over the lesser of the useful life of the asset or the remaining original lease term, excluding options or renewal periods. Leasehold improvements are generally depreciated over three to twenty years. Depreciation and amortization expense was approximately $ 4,112,630 and $ 4,201,351 for the years ended December 31, 2001 and 2000, respectively.

Maintenance and repairs are charged to expense as incurred.

Separate Accounts
The assets of the separate accounts shown in the statutory basis statements of admitted assets are carried at fair value and consist primarily of common stock, mutual funds and commercial paper held by the Company for the benefit of contract holders under specific individual annuity and group annuity contracts. Deposits and premiums received from, and benefits paid to, separate account contract holders are reflected in the statutory basis statements of income, but are offset by transfers to and from the separate accounts, respectively. Net investment income and realized capital gains and losses on the separate accounts are reflected net of amounts credited to contract holders in the statutory basis statements of income. Mortality, policy administration and surrender charges for all separate accounts are included in revenue.

Fair Values of Financial Instruments
The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

         Cash, Short-Term Investments and Other Invested Assets - The carrying amounts for these instruments approximate their fair values.

         Bonds - The fair values for bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services and based on expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments.

         Loan-Backed Securities - The fair values of loan-backed securities are estimated using values obtained from external public prices when available and BondEdge Pricing Service.

         Unaffiliated Common Stocks - The fair values for unaffiliated common stocks are based on quoted market prices.

         Affiliated Common Stock - The fair values of affiliated common stocks are based on the Company's equity in the underlying book value.

         Preferred Stocks - The carrying amounts for these instruments approximate their fair values.

         Mortgage Loans - The fair values for mortgage loans are estimated using discounted cash flow calculations which are based on interest rates currently being offered for similar loans to borrowers with similar credit ratings, credit quality, and maturity of the investments.

         Policy Loans - The carrying values of policy loans approximates their fair value as they may be repaid at any time.

         Funds Left on Deposit -Funds left on deposit with a fixed maturity are valued at discounted present value using market interest rates. Funds on deposit which do not have fixed maturities are carried at the amount payable on demand at the reporting date.

         Separate Account Assets and Liabilities - The fair values of Separate Account Assets are based upon quoted market prices. Separate Account liabilities are carried at the fair value of the underlying assets.

         Investment Contracts - The fair values for liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, which are based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

         Derivatives - The fair value of interest-rate swaps, foreign currency swaps and interest-rate caps represents the amount at which the contracts could be settled based upon estimates obtained from issuing brokers. The fair value of equity-linked notes represents the appreciation of the underlying debt security based upon the cumulative return of the designated index.

Concentrations of Credit Risk
Credit risk is the risk that issuers of securities owned by the Company will default, or that other parties, including reinsurers which owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy and by maintaining sound reinsurance, credit and collection policies.

Vulnerability Due to Certain Concentrations
The Company is subject to regulation by state insurance departments and undergoes periodic examinations by those departments. The following is a description of the most significant risks facing life and health insurers and how the Company manages those risks:

Legal/Regulatory Risk is the risk that changes in the legal or regulatory environment in which an insurer operates will occur and create additional costs or expenses not anticipated by the insurer in pricing its products. The Company mitigates this risk by operating throughout the United States, thus reducing its exposure to any single jurisdiction, and by diversifying its products. The Company monitors economic and regulatory developments that have the potential to impact its business. Federal legislation has allowed banks and other financial organizations to have greater participation in securities and insurance businesses. This legislation may present an increased level of competition for sales of the Company's products. Furthermore, the market for deferred annuities and interest-sensitive life insurance is enhanced by the tax incentives available under current law. Any legislative changes that lessen these incentives are likely to negatively impact the demand for these products. The demand for life insurance products that are used to address a customer's estate planning needs may be impacted to the extent any legislative changes occur to the current estate tax laws.

Interest-Rate Risk is the risk that interest rates will change and cause a decrease in the value of an insurer's investments. The Company mitigates this risk by attempting to match the maturity schedule of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, the Company may have to sell assets prior to maturity and recognize a gain or loss.

Note 2
------
Accounting Changes and Correction of Errors

Change in Accounting Principle as a Result of the Initial Implementation of Codification
Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures Manual - Version effective January 1, 2001 are reported as changes in accounting principles. The cumulative effect of the changes in accounting principles is reported as an adjustment to surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change of accounting principle, as an adjustment that increased surplus by approximately $20.7 million as of January 1, 2001. Included in this total adjustment are reductions to surplus of approximately $5.3 million related to guaranty funds, $8.6 million related to pensions and $11.2 million related to the nonadmission of aircraft with increases to surplus of approximately $25.9 million related to the Interest Maintenance Reserve and $19.9 million related to deferred tax assets.

Note 3
------
Investments

Debt Securities

The cost or amortized cost, gross unrealized gains, gross unrealized losses and estimated fair values of the Company's investment securities were as follows:

                                                    Cost or              Gross               Gross              Estimated
                                                  Amortized            Unrealized          Unrealized             Fair
                                                     Cost                Gains               Losses               Value
At December 31, 2001:
U.S. Government                                $    97,029,128       $   3,578,834        $    933,045      $    99,674,917
Political subdivisions                               4,244,312             156,816                   0            4,401,128
Mortgage backed securities                         697,973,433          29,443,303           1,641,552          725,775,184
Special revenue                                     81,830,007          10,631,194                   0           92,461,201
Industrial and miscellaneous                     5,737,451,581         178,448,929          71,414,535        5,844,485,975
Public utilities                                   484,194,520          17,737,753           5,858,789          496,073,484
Collateralized mortgage
    obligations                                  1,147,127,112          39,846,042           3,236,254        1,183,736,900
Subsidiaries                                        45,000,000                   0                   0           45,000,000
                                              ----------------       -------------        ------------      ---------------

     Total                                     $ 8,294,850,093       $ 279,842,871        $ 83,084,175      $ 8,491,608,789
                                              ================       =============        ============      ===============

Bonds                                          $ 8,160,865,092
Short-term investments                             133,985,001
                                              ----------------
                                               $ 8,294,850,093
                                              ================

                                                    Cost or               Gross               Gross              Estimated
                                                  Amortized             Unrealized          Unrealized             Fair
                                                     Cost                 Gains               Losses               Value
At December 31, 2000:
U.S. Government                                $    76,876,586       $   4,813,220        $      7,049      $    81,682,757
Political subdivisions                               6,517,788              98,141                   0            6,615,929
Mortgage backed securities                         648,942,300          20,931,937           1,803,680          668,070,557
Special revenue                                     99,972,828           6,162,202                   0          106,135,030
Industrial and miscellaneous                     5,416,575,820          98,098,548         122,549,725        5,392,124,643
Public utilities                                   494,155,801          16,310,264           6,621,784          503,844,281
Collateralized mortgage
   obligations                                     896,173,518          26,578,241           3,735,858          919,015,901
Subsidiaries                                        10,000,000                   0                   0           10,000,000
                                              ----------------       -------------       -------------      ---------------

     Total                                     $ 7,649,214,641       $ 172,992,553        $134,718,096      $ 7,687,489,098
                                              ================       =============       =============      ===============

Bonds                                          $ 7,614,312,985
Short-term investments                              34,901,656
                                              ----------------
                                               $ 7,649,214,641
                                              ================

The December 31, 2000 amortized cost of bonds includes $4,045,680 of non-admitted assets related to bonds that were in or near default.

The cost or amortized cost and estimated fair value of debt securities at December 31, 2001, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                       Cost or
                                                                      Amortized
                                                                        Cost                Fair Value
     Due in one year or less                                      $   366,644,445        $   370,023,688
     Due after one year through five years                          1,747,319,622          1,784,516,177
     Due after five years through ten years                         2,108,358,060          2,155,549,976
     Due after ten years                                            2,227,427,421          2,272,006,864

     Collateralized mortgage obligations and mortgage
     backed securities                                              1,845,100,545          1,909,512,084
                                                                  ---------------        ---------------

                                                                  $ 8,294,850,093        $ 8,491,608,789
                                                                  ===============        ===============

Gross realized gains and losses from investments consist of the following:

                                                                                                     Net
                                                             Gross              Gross              Realized
                                                            Realized           Realized              Gains
                                                             Gains              Losses             (Losses)
     Year ended December 31, 2001
      Bonds                                               $ 10,297,313       $ 42,200,534        $(31,903,221)
      Preferred stocks                                               0                  0                   0
      Common stocks                                                  0            451,830            (451,830)
      Mortgage loans                                            55,598          3,095,983          (3,040,385)
      Real estate                                            4,329,146          3,889,637             439,509
      Other invested assets                                    701,533         15,503,208         (14,801,675)
                                                          ------------       ------------        -------------

                                                          $ 15,383,590       $ 65,141,192         (49,757,602)
                                                          ============       ============
       Capital gains tax                                                                             (802,306)
       Transfer to IMR                                                                             (1,490,000)
                                                                                                 -------------

       Net realized capital gains (losses)                                                       $(52,049,908)
                                                                                                 =============

                                                                                                     Net
                                                               Gross            Gross              Realized
                                                             Realized          Realized             Gains
                                                               Gains            Losses             (Losses)
Year ended December 31, 2000
  Bonds                                                    $  8,789,941     $   19,235,881     $    (10,445,940)
  Preferred stocks                                                    0                  0                    0
  Common stocks                                               2,763,766          2,061,667              702,099
  Mortgage loans                                              1,284,987          1,506,353             (221,366)
  Real estate                                                 3,853,778                  0            3,853,778
  Other invested assets                                      65,760,117          7,882,211           57,877,906
                                                           ------------     --------------     ---------------

                                                           $ 82,452,589     $   30,686,112           51,766,477
                                                           ============     ==============
  Capital gains tax                                                                                 (18,014,918)
  Transfer to IMR                                                                                     5,044,151
                                                                                               ----------------

  Net realized capital gains (losses)                                                          $     38,795,710
                                                                                               ================
                                                                                                     Net
                                                              Gross            Gross              Realized
                                                            Realized          Realized              Gains
                                                              Gains            Losses              (Losses)
Year ended December 31, 1999
  Bonds                                                    $  5,963,118     $    4,998,234     $        964,884
  Preferred stocks                                            1,975,380                  0            1,975,380
  Common stocks                                                 112,286          1,716,877           (1,604,591)
  Mortgage loans                                              2,313,158                  0            2,313,158
  Real estate                                                   779,916                  0              779,916
  Other invested assets                                      19,800,435            647,740           19,152,695
                                                           ------------     --------------     ----------------

                                                           $ 30,944,293     $    7,362,851           23,581,442
                                                           ============     ==============
  Capital gains tax                                                                                  (8,233,097)
  Transfer to IMR                                                                                    (3,224,180)
                                                                                               ----------------

  Net realized capital gains (losses)                                                          $     12,124,165
                                                                                               ================

Proceeds from the sale of bonds were $458,527,968, $408,658,599 and $321,474,524 during 2001, 2000 and 1999, respectively.

Mortgage Loans
The Company invests in mortgage loans collateralized principally by commercial real estate. The maximum and minimum lending rates for mortgage loans, during 2001 were 8.50% and 4.07%, respectively. During 2001, the Company did not reduce interest rates on any outstanding mortgage loans.

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 75%. Taxes, assessments and other amounts advanced and not included in the mortgage loan total were $58,745 and $2,500 at December 31, 2001 and 2000, respectively.

The Company's mortgage loans finance various types of commercial properties throughout the United States. The geographic distributions of the mortgage loans at December 31, 2001 and 2000 were as follows:

                                             2001           2000
        California                          $ 96,031,211   $ 62,129,343
        Texas                                 75,658,569     79,968,051
        Florida                               57,852,053     60,628,868
        Michigan                              48,695,761     48,663,399
        Maryland                              43,180,348     25,762,167
        Alabama                               39,121,407     41,102,341
        All Other States                     475,800,058    505,927,792
                                            ------------   ------------
                                            $836,339,407   $824,181,961
                                            ============   ============


At December 31, 2001 and 2000, the average balance of impaired mortgage loans was $8,730,370 and $0, respectively.

The Company accrues interest income on impaired loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. The recorded balance, excluding accrued interest, of mortgage loans held by the Company with accrued interest more than 180 days past due and the amount of interest past due thereon at December 31, 2001 and 2000, respectively, was as follows:

                                                     2001            2000
          Mortgage loans with interest over 180
          days past due                          $  3,206,396    $          0
          Accrued interest more than 180 days
          past due                               $          0    $          0


Interest income on impaired mortgage loans is generally recognized on a cash basis. Interest income recognized during the period in which mortgage loans were impaired totaled $319,291 and $0 during 2001 and 2000, respectively. Related to this balance, interest income recognized on a cash basis during the period the mortgage loans were impaired totaled $319,291 and $0 during 2001 and 2000, respectively.

The impaired mortgage loan balance and related activity in the allowance for credit losses at December 31, 2001 and 2000 was as follows:

                                                     2001            2000
          Impaired mortgage loans with an
          allowance for credit losses            $          0    $          0
          Impaired mortgage loans without an
          allowance for credit losses            $  7,501,767    $          0

Real Estate Investments
The home office properties are occupied jointly by the Company and certain subsidiaries. In addition, the Company has investments in certain retail and commercial properties.

Fair Value of Financial Instruments
The cost or amortized cost and estimated fair value of the Company's investment securities were as follows:

                                                           2001                                2000
                                                Statement        Estimated          Statement         Estimated
                                                  Value          Fair Value           Value           Fair Value
Financial Assets:
Bonds                                        $8,160,865,092    $8,357,623,788    $7,610,267,305    $7,652,587,442
Preferred Stock                                  54,716,261        54,716,261        52,305,000        52,273,617
Common stocks - unaffiliated                     11,508,937        11,508,937        11,926,479        11,926,479
Common stocks - affiliated                       85,016,498        85,016,498       100,355,826       100,355,826
Mortgage loans on real estate                   836,339,407       870,207,171       824,181,961       852,257,479
Short-term investments                          133,985,001       133,985,001        34,901,656        34,901,656
Policy loans                                    148,036,732       148,036,732       143,372,131       143,372,131
Assets related to separate accounts           1,378,023,575     1,378,023,575     1,589,181,407     1,589,181,407

Financial Liabilities:
Reserves for investment contracts             1,540,863,000     1,522,581,000     1,279,651,000     1,293,786,000
Other deposit-type contracts                    417,796,456       440,805,341       483,093,632       507,810,089
Liabilities related to separate accounts      1,372,398,994     1,372,398,994     1,569,554,629     1,569,554,629


Note 4
------
Joint Ventures, Partnerships and Limited Liability Companies

The Company recognized a $9,458,219 impairment write down for its investments in eight limited liability companies during the statement periods. The fair values of the limited liability partnerships were determined by using Partnership Valuation Reports based on underlying audited GAAP financial statements. These partnerships were primarily in final liquidation phases. There was no impact to surplus as this had previously been reflected in the carrying values. The realized loss is reported in net realized capital losses.

Note 5
------
Investment Income

Due and accrued income was excluded from investment income on mortgage loans and bonds where collection of interest is uncertain and on mortgage loans in process of foreclosure. Rent in arrears was also excluded from investment income if collection was uncertain. Interest on mortgage loans in foreclosure of $587,228 and $0 was excluded in 2001 and 2000, respectively.

Note 6
------
Derivative Financial Instruments

The Company invests in certain derivative financial instruments to reduce exposure to interest-rate risks associated with assets held or liabilities incurred. Derivative financial instruments utilized by the Company include interest-rate swaps, interest-rate caps and equity-linked notes. The Company does not engage in trading of these instruments.

Interest-rate swap transactions generally involve the exchange of fixed and floating rate interest payment obligations without the exchange of the underlying principal amount. Net settlement amounts are reported as adjustments to net investment income on an accrual basis over the life of the swap agreement. Gains and losses resulting from early termination of interest-rate swaps used for hedging are deferred and amortized over the remaining period originally covered by the swap. The Company enters into interest-rate swap agreements to manage interest-rate exposure. The primary purpose for the interest-rate swap agreements is to modify the interest-rate sensitivities of certain investments so that they are highly correlated with the interest-rate sensitivities of certain insurance liabilities.

Interest-rate caps represent a right to receive the excess of a referenced interest rate over a given rate in exchange for the payment of a premium. Premiums are amortized and recorded as an adjustment to net investment income over the life of the investment using the effective interest method. The Company uses interest-rate caps to more effectively manage interest-rate risk associated with single premium deferred annuity contracts. This allows the Company to limit the risk associated with an increase in interest rates.

Equity-linked notes are stated at amortized cost. These instruments pay interest based on a very modest (or no) semi-annual or annual coupon rate and pay at maturity all principal plus "contingent" interest based on a coupon rate equal to the percentage increase in a designated index. If the index has declined over the term of the note, no contingent interest is payable, but at maturity all principal would nevertheless be payable. The designated index is typically linked to the performance of a known stock index or basket of indices. Interest income is accrued at the coupon rate while "contingent" interest is recognized upon maturity. The Company uses equity-linked notes to more cost effectively diversify its exposure to equity markets and as an asset replication instrument to match the liabilities of certain group annuity contracts where the customer seeks equity market participation. Equity-linked notes help reduce the Company's exposure to fluctuations in equity instruments by linking a substantial portion of their expected total return to certain market indices while preserving the invested principal.

The following table summarized the contract or notional amount, credit exposure, estimated fair value and statement value of the Company's derivative financial instruments at December 31:

                                                                                      2001
                                                         Contract/                                            Estimated
                                                          Notional          Statement         Credit            Fair
                                                          Amount              Value          Exposure           Value
Interest rate contracts
  Interest rate swaps                                   $ 221,500,000     $         0      $   701,727       $ (1,751,333)
  Financial futures and forward contracts                           0               0                0                  0
  Interest rate cap and floor agreements                  485,000,000       2,148,657                0          1,924,907
                                                        -------------     -----------      -----------       ------------
  Total interest rate contracts                         $ 706,500,000     $ 2,148,657      $   701,727       $    173,574
Equity and commodity contracts
  Options, warrants and financial futures               $           0     $         0      $         0       $          0
  Structured equity swaps                                           0               0                0                  0
  Equity-linked notes                                      45,000,000               0                0         17,888,415
                                                        -------------     -----------      -----------       ------------
  Total equity and commodity contracts                  $  45,000,000     $         0      $         0       $ 17,888,415
Foreign currency contracts
  Foreign currency swap agreements                      $           0     $         0      $         0       $          0
                                                        -------------     -----------      -----------       ------------
  Total derivative financial instruments                $ 751,500,000     $ 2,148,657      $   701,727       $ 18,061,989
                                                        =============     ===========      ===========       ============

                                                                                      2000
                                                          Contract/                                           Estimated
                                                          Notional         Statement          Credit             Fair
                                                           Amount            Value           Exposure           Value
Interest rate contracts
  Interest rate swaps                                   $ 212,500,000     $         0      $ 1,266,538       $ (2,731,046)
  Financial futures and forward contracts                           0               0                0                  0
  Interest rate cap and floor agreements                  595,000,000       2,602,848                0            723,880
                                                        -------------     -----------      -----------       ------------
  Total interest rate contracts                         $ 807,500,000     $ 2,602,848      $ 1,266,538       $ (2,007,166)
Equity and commodity contracts
  Options, warrants and financial futures               $           0     $         0      $         0       $          0
  Structured equity swaps                                           0               0                0                  0
  Equity-linked notes                                     101,000,000       1,180,400                0         66,512,118
                                                        -------------     -----------      -----------       ------------
  Total equity and commodity contracts                  $ 101,000,000     $ 1,180,400      $         0       $ 66,512,118
Foreign currency contracts
  Foreign currency swap agreements                      $           0     $         0      $         0       $          0
                                                        -------------     -----------      -----------       ------------
  Total derivative financial instruments                $ 908,500,000     $ 3,783,248      $ 1,266,538       $ 64,504,952
                                                        =============     ===========      ===========       ============

These derivative financial instruments involve, to varying degrees, elements of credit and market risk which are not recognized in the statutory basis statements of admitted assets, liabilities and surplus. Credit risk is defined as the possibility that a loss may occur from the failure of another party to perform in accordance with the terms of the contract which exceeds the value of existing collateral, if any. Market risk is the possibility that future changes in market conditions may make the derivative financial instrument less valuable. The Company evaluates the risk associated with derivatives in much the same way as the risks with on-balance sheet financial instruments. The derivative's risk of credit loss is generally a small fraction of the notional value of the instrument and is represented by the fair value of derivative financial instruments with positive fair values. The Company attempts to limit its credit risk by dealing with creditworthy counterparties and obtaining collateral where appropriate.

The Company has considerable experience in evaluating and managing credit risk. Each issuer or counterparty is extensively reviewed to evaluate its financial stability before entering into each agreement and throughout the period that the financial instrument is owned.

Note 7
------
Income Taxes

The Company is included in a consolidated federal income tax return including the following: Mutual of Omaha Insurance Company, Omaha Indemnity Company, Omaha Property and Casualty Company, Exclusive Healthcare, Inc., Mutual of Omaha of South Dakota & Community Health Plus HMO, Inc., Mutual of Omaha Health Plans of Ohio, Inc., Mutual of Omaha Health Plans, Inc., Adjustment Services, Inc., KFS Corporation, Kirkpatrick, Pettis, Smith, Polian Inc., KPM Investment Management, Inc., Kirkpatrick Pettis Trust Company, Mutual of Omaha Holdings, Inc., Mutual of Omaha Investors Services, Inc., Mutual of Omaha Marketing Corporation, innowave incorporated, Mutual of Omaha Structured Settlement Company, Connecticut, Mutual of Omaha Structured Settlement Company of New York, Inc., Companion Life Insurance Company, United World Life Insurance Company. Income taxes are allocated between the companies pursuant to a written agreement approved by the Board of Directors. Each company's provision of federal income tax expense is based on separate return calculations with credit for net operating losses allowed only as each company would utilize such losses on a separate return basis. At December 31, 2001, the Company had no net operating loss or credit carryovers.

The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future losses:

                            2001           $   38,539,197
                            2000           $   61,103,160
                            1999           $   40,809,918

The components of current income tax expense are as follows:

                                                       2001              2000
         Current year U.S. income tax expense     $ 38,538,937     $ 64,370,480
         State and foreign tax                         841,590          784,363
         Tax credits                                  (423,912)        (287,718)
         Tax benefit on capital gains                  (31,152)         (31,034)
         Prior year tax expense (benefit)           (2,948,567)     (10,403,809)
                                                    -----------    ------------
         Total current income taxes incurred
         (including capital gains (losses))       $ 35,976,896     $ 54,432,282

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference are as follows:

                                                             12/31/2001
            Expected federal income tax expense              $ 29,877,469
            Investment income adjustments                       8,228,819
            Book reserves in excess of tax reserves             3,639,946
            Net deferred acquisition costs                      5,121,167
            Nontaxable dividend from affiliate                 (9,100,000)
            Other                                                 771,536
                                                             ------------
            Total statutory income taxes                     $ 38,538,937
                                                             ============

            Federal taxes incurred                           $ 35,174,590
            State and foreign tax                                (841,590)
            Tax credits                                           423,912
            Tax benefit (expense) on capital gains (losses)        31,152
            Prior year tax expense (benefit)                    2,948,567
            Capital gains tax                                     802,306
                                                             ------------
            Total statutory income taxes                     $ 38,538,937
                                                             ============

The components of the net deferred tax asset (DTA) and deferred tax liability
(DTL) reflected in other assets at December 31, 2001 and January 1, 2001 are as follows:

                                                                              12/31/2001            01/01/2001
    Total of all deferred tax assets (admitted and
    nonadmitted)                                                           $  183,794,679         $  160,172,385
    Total of all deferred tax liabilities                                      27,359,230             50,409,638
                                                                           --------------         --------------
    Net deferred tax asset (liability)                                     $  156,435,449         $  109,762,747
    Total deferred tax assets nonadmitted in accordance
    with SSAP No. 10, Income Taxes                                            131,407,219             89,856,844
                                                                           --------------         --------------
    Net admitted deferred tax asset                                        $   25,028,230         $   19,905,903
                                                                           ==============         ==============
    Increase (decrease) in deferred tax assets nonadmitted                 $   41,550,375             N/A
                                                                           ==============

Under federal income tax law prior to 1984, the Company was allowed certain special deductions that are accumulated in a memorandum tax account designated as the "policyholders' surplus account." Generally, this policyholders' surplus account will become subject to tax at the then current tax rates only if certain distributions are deemed to be paid out of the account or if the Company becomes subject to income tax other than as a "life insurance" company. Management believes that the chance that those conditions will exist is not likely. At December 31, 2001, the Company has accumulated $31,615,000 in its policyholders' surplus account. Deferred taxes have not been provided on this amount.

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2001 and January 1, 2001 are as follows:

Deferred Tax Assets                                                     12/31/2001          01/01/2001           Change
Policy reserves                                                     $   77,649,717     $    74,469,351     $    3,180,366
Proxy DAC                                                               77,659,744          72,258,016          5,401,728
Expense accruals and other prepaid taxable income                        6,516,460          11,274,567         (4,758,107)
Nonadmitted assets                                                      17,450,490                   0         17,450,490
Bonds and other invested assets                                          4,518,268           2,170,451          2,347,817
                                                                    --------------     ---------------     --------------
Total DTAs                                                          $  183,794,679     $   160,172,385         23,622,294
Total DTAs non-admitted                                               (131,407,219)        (89,856,844)       (41,550,375)
                                                                    --------------     ---------------     --------------
Admitted deferred tax assets                                        $   52,387,460     $    70,315,541     $  (17,928,081)
                                                                    ==============     ===============     ==============

Deferred Tax Liabilities                                               12 /31/2001          01/01/2001           Change
Unrealized loss exhibit 4 losses excluding affiliate
    stock                                                           $   (9,663,877)    $   (27,026,618)    $   17,362,741
Depreciable property                                                   (15,241,091)        (14,041,830)        (1,199,261)
Other deferred taxable income                                           (2,454,262)         (9,341,190)         6,886,928
                                                                    --------------     ---------------     --------------
Total DTL's                                                         $  (27,359,230)    $   (50,409,638)    $   23,050,408
                                                                    ==============     ===============     ==============

Net admitted deferred tax asset                                     $   25,028,230     $    19,905,903     $    5,122,327
                                                                    ==============     ===============     ==============

The change in net deferred income taxes is comprised of the following:

                                                                        12/31/2001          01/01/2001           Change
              Total deferred tax assets                             $  183,794,679     $   160,172,385     $   23,622,294
              Total deferred tax liabilities                            27,359,230          50,409,638        (23,050,408)
                                                                    --------------     ---------------     --------------
              Net deferred tax asset (liability)                    $  156,435,449     $   109,762,747         46,672,702
                                                                    ==============     ===============
              Tax effect of unrealized gains (losses)                                                         (12,979,536)
                                                                                                           --------------
              Change in net deferred income tax                                                            $   33,693,166
                                                                                                           ==============

The Company's tax returns have been examined by the Internal Revenue Service through 1995. Management believes the final resolution of all income tax issues for 1995 and prior years will not have a material impact on the Company's statutory basis financial statements.

Note 8
------
Information Concerning Parent, Subsidiaries and Affiliates

Related Party Transactions
At December 31, 2001, the Company reported a net $7,590,359 as amounts payable to subsidiaries. Outstanding items are generally settled within 30 days.

Under the terms of a reinsurance treaty effected June 1, 1955, all health and accident insurance written by the Company is ceded to Mutual of Omaha. The operating results of certain lines of group health and accident and life insurance are shared equally by the Company and Mutual of Omaha. The amounts ceded were as follows:

      At December 31,                                                              2001                 2000
         Aggregate reserve for policies and contracts                       $  100,570,044       $   94,255,445
                                                                            ==============       ==============

         Policy and contract claims                                         $   98,732,232       $   96,196,102
                                                                            ==============       ==============

     Year Ended December 31,                                  2001                 2000                 1999

         Premium considerations                        $   459,407,678      $  437,949,167       $  440,864,375
                                                       ===============      ==============       ==============

         Policyholder and beneficiary benefits         $   372,549,099      $  355,544,047       $  370,484,415
                                                       ===============      ==============       ==============

         Group reinsurance settlement expense
         (included in operating expenses)              $     10,264,217     $   16,852,083       $   25,391,147
                                                       ================     ==============       ==============

The Company also assumes group and individual life insurance from Companion. The Company entered into a coinsurance treaty with Companion relating to bank annuity business in which Companion cedes 90% of the 2001 and 2000 related premiums to the Company and the Company pays 90% of the related benefits, in 2001 and 2000, respectively. The total amounts assumed by the Company relating to the treaties with Companion were as follows:

      At December 31,                                                              2001                 2000
         Aggregate reserve for policies and contracts                       $  103,980,018       $   90,950,703
                                                                            ==============       ==============

         Policy and contract claims                                         $      875,325            1,854,892
                                                                            ==============       ==============

         Other amounts receivable under reinsurance contracts               $  105,538,273       $   93,601,267
                                                                            ==============       ==============

The amounts assumed by the Company from Companion and included in statutory statements of income were as follows:

      Year Ended December 31,                                 2001                 2000                 1999
         Premium considerations                        $     15,087,591     $   29,586,170       $   23,134,359
                                                       ================     ==============       ==============

         Policyholder and beneficiary benefits         $      5,560,531     $    8,718,336       $    7,951,294
                                                       =================    ==============       ==============

Allocated Expenses
The home office properties are occupied jointly by the Company, Mutual of Omaha and certain affiliates. Because of this relationship, the Companies incur joint operating expenses subject to allocation. Management believes the method of allocating such expenses is fair and reasonable.

Note 9
------
Debt

The Company had an outstanding liability for borrowed money of $10,000,000 in short-term debt as of December 31, 2001 and 2000. $5,000,000 matures on January 4, 2002 with a rate of 2.60% and $5,000,000 matures January 18, 2002 with a rate of 2.55%. The Company and Mutual of Omaha have short-term lines of credit with a number of banks on a joint basis for a total borrowing capacity of $225,000,000. The credit lines are primarily used to satisfy short term liquidity needs.

Note 10
-------
Retirement Plans, Deferred Compensation, Post Employment Benefits and Compensated Absences and Other Postretirement Benefit Plans

Defined Benefit Plan

The Company, with its parent Mutual of Omaha Insurance Company and other affiliates (the "Companies"), sponsors a defined benefit pension plan covering substantially all regular employees. Plan benefits are based on years of service and the employee's compensation during the five years out of the last ten years of employment which provides the highest average. Normal funding policy is to contribute annually the amount that can be deducted for federal income tax purposes, and to charge the Company and each subsidiary for its allocable share of such contributions based on a percentage of payroll. The Company held all plan assets under the terms of a group annuity contract and in domestic equity and international common stock funds. The Company's portion of the pension expense was $2,133,643, $3,306,179 and $3,760,030 as of 2001, 2000 and 1999,
respectively.

In addition to pension benefits, the Companies provide certain health care and life insurance postretirement benefits for retired employees. The costs of these postretirement benefits are allocated to the Companies in accordance with an intercompany cost sharing agreement. Substantially all employees hired prior to 1995 may become eligible for these benefits if they meet certain age and service requirements while working for the Companies. The level of postretirement benefits varies with the retiree's length of service with the Companies. The Companies reserve the right to terminate or amend eligibility, benefits or costs of their postretirement benefit plans as set forth in the benefit plan documents.

A summary of assets, obligations and assumptions of the Pension and Postretirement Benefit Plans are as follows at December 31, 2001 and 2000:

                                                                                                         Postretirement
                                                                             Pension Benefits               Benefits
                                                                                   2001                       2001
                                                                                   ----                       ----
   Change in benefit obligation
   a. Benefit obligation at beginning of year                                $  518,446,805              $  82,952,989
   b. Service cost                                                               13,107,679                          0
   c. Interest cost                                                              39,804,495                  6,631,022
   d. Contribution by plan participants                                                   0                          0
   e. Actuarial (gain) loss                                                       8,446,192                  7,156,996
   f. Foreign currency exchange rate changes                                              0                          0
   g. Benefits paid                                                             (26,731,690)                (6,793,242)
   h. Plan amendments                                                                     0                          0
   i. Business combinations, divestitures,
      curtailments, settlements and special
      termination benefits                                                                0                          0
   j. Assumption change                                                          22,916,154                 10,731,765
                                                                             --------------              -------------
   k.Benefit obligation at end of year                                       $  575,989,635              $ 100,679,530
                                                                             ==============              =============


   Change in plan assets
   a. Fair value of plan assets at beginning of year                         $  491,446,805              $  14,243,642
   b. Actual return on plan assets                                                3,199,131                  1,024,296
   c. Foreign currency exchange rate changes                                              0                          0
   d. Employer contribution                                                      39,414,462                  4,138,154
   e. Plan participants' contributions                                                    0                          0
   f. Benefits paid                                                             (26,731,690)                         0
   g. Business combinations, divestitures and
      settlements                                                                         0                          0
                                                                             --------------              -------------
   h. Fair value of plan assets at end of year                               $  507,328,708              $  19,406,092
                                                                             ==============              =============


   Funded status
   a.  Unamortized prior service cost                                        $            0              $           0
   b. Unrecognized net gain or (loss)                                           (72,785,352)                (4,427,415)
   c. Remaining net obligations or net asset at initial
      date of application                                                                 0                (44,202,014)
   d. Prepaid assets or accrued liabilities                                       4,124,425                (32,644,009)
   e. Intangible asset                                                                    0                          0

   Benefit obligation for non vested employees                               $            0              $           0

                                                                                                          Postretirement
                                                                             Pension Benefits                Benefits
                                                                                   2001                        2001
                                                                                   ----                        ----
   Components of net periodic benefit cost
   a. Service cost                                                           $   13,107,679              $           0
   b. Interest cost                                                              39,804,495                  6,631,022
   c. Expected return on plan assets                                            (44,622,137)                (1,024,296)
   d. Amortization of unrecognized transition
      obligation or transition asset                                                      0                  4,018,365
   e. Amount of recognized (gains) and losses                                             0                    (55,166)
   f. Amount of prior service cost recognized                                             0                          0
   g. Amount of gain or loss recognized due to a
      settlement or curtailment                                                           0                          0
   h. Transition to SSAP 8                                                       27,000,000                          0
                                                                             --------------              -------------
   i. Total net periodic benefit cost                                        $   35,290,037              $   9,569,925
                                                                             ==============              =============

A minimum pension liability adjustment is required when the actuarial present value of accumulated benefits exceeds plan assets and accrued pension liabilities. The minimum liability adjustment at December 31, 2001, less allowable intangible assets, net of tax benefit, was $10,061,172.

The assumptions used in determining the actuarial present value of the projected benefit obligations above were as follows:

                                                                                        Postretirement
                                                                     Pension Benefits   Benefits
                                                                     2001               2001
                  Weighted-average assumptions as of  Dec. 31
                  a. Discount rate                                   7.50%              7.50%
                  b. Rate of compensation increase                   5.00%              N/A
                  c. Expected long-term rate of return on plan
                     assets                                          9.00%              6.75%

Pension plan assets include approximately $311,541,000 and $290,801,000 of United of Omaha Life Insurance Company guaranteed interest contracts as of December 31, 2001 and 2000, respectively.

In 1993, the Companies changed their method of accounting for the costs of these retiree benefits to the accrual method, and elected to amortize the transition obligation for retirees and fully-eligible employees over 20 years. The Companies' total postretirement benefit obligation for retirees and fully-eligible employees was approximately $100.7 million at December 31, 2001. The Companies' estimated benefit obligation for active ineligible employees was approximately $24.4 million at December 31, 2001. The discount rate used in determining the accumulated postretirement benefit obligation was 7.5% and the health care cost trend rate was 5.0% per year. At December 31, 2001 the Companies' accrued benefit was $32.6 million. The Companies partially funded their postretirement medical benefits through a contribution of $4.1 million to a Postretirement Medical 401(h) Account in September 2001.

The Companies' total net postretirement benefits costs for 2001 were approximately $9.6 million and include the expected cost of such benefits for newly eligible employees, interest cost, gains and losses arising from differences between actuarial assumptions and actual experience, and amortization of the transition obligation. The Company's share of net postretirement benefits costs for 2001 was $2.8 million. The Company paid total postretirement benefits of approximately $2.0 million in 2001, as claims were incurred.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in assumed health care cost trend rates would have the following effects:

                                                   1% Increase         1% Decrease
      a. Effect on total of service and interest
         cost components                             $  10,101,993       $  9,105,934

      b. Effect on postretirement benefit
         obligation                                  $ 107,815,721       $ 94,457,141

Defined Contribution Plans

The Companies sponsor a 401(k) profit sharing plan for which substantially all employees are eligible. The Company's expense for this plan was $3,469,348, $3,650,770 and $2,582,728 in 2001, 2000 and 1999, respectively.

Note 11
-------
Capital and Surplus, Dividend Restrictions and Quasi-Reorganizations

Regulatory restrictions limit the amount of dividends available for distribution without prior approval of regulatory authorities. The maximum amount of dividends which can be paid to the stockholder without prior approval of the Director of Insurance of the State of Nebraska is the greater of 10% of the insurer's surplus as of the previous December 31 or net gain from operations for the previous twelve month period ending December 31. Based upon these restrictions, the Company is permitted a maximum dividend distribution of $101,437,210 in 2002.

Note 12
-------
Commitments and Contingencies

Contingent Commitments
Commitments to invest generally represent commitments to acquire financial interest or instruments. The Company enters into these agreements to allow for additional participation in certain limited partnership investments. Because the equity investment in the limited partnerships is not actively traded, it is not practicable to estimate the fair value of these commitments. The amount of such commitments to invest is $73,435,181 as of December 31, 2001.

The Company had commitments to fund bond investments of $25,000,000 as of December 31, 2001.

Commitments to extend mortgage loans are agreements to lend a borrower, provided there is no violation of any condition established in the contract. The Company enters these agreements to commit to future loan fundings at a predetermined interest rate. Commitments generally have fixed expiration dates or other termination clauses. Since these commitments may expire or terminate, the total commitments do not necessarily represent future liquidity requirements. Commitments to extend mortgage loans, which are secured by underlying properties, are valued based on estimates of fees charged by other institutions to make similar commitments to similar borrowers. The Company had commitments to fund mortgage loans of $136,312,477 as of December 31, 2001.

The Company has a securities lending program whereby securities are loaned to third parties, primarily major brokerage firms. Company policy requires a minimum of 102% of the fair value of the loaned securities to be separately maintained as collateral for the loans. The collateral is recorded in memorandum records and is not reflected in the accompanying statutory basis statements of admitted assets, liabilities and surplus. To further minimize the credit risks related to this lending program, the Company regularly monitors the financial condition of counterparties to these agreements and also receives an indemnification from the financial intermediary who structures the transactions. The Company had securities loans to third parties of $150,395,000 as of December 31, 2001.

Guaranty Fund Assessments
As a condition of doing business, all states and jurisdictions have adopted laws requiring membership in life and health insurance guaranty funds. Member companies are subject to assessments each year based on life, health or annuity premiums collected in the state. The Company has estimated its costs related to past insolvencies and has recorded a net charge to operations of $25,248 at December 31, 2001 and $5,287,475 charged to surplus as a result of the cumulative effect of codification.

All Other Contingencies
Various lawsuits have arisen in the ordinary course of the Company's business. The Company believes that its defenses are meritorious and the eventual outcome of those lawsuits will not have a material effect on the Company's financial position.

Companies operating in the insurance and financial services markets have come under the scrutiny of regulators with respect to market conduct and compliance issues. Under certain circumstances, companies have been held responsible for providing incomplete or misleading sales materials and for replacing existing policies with policies that were less advantageous to the policyholder. The Company monitors its sales materials and enforces compliance procedures to mitigate any exposure to potential litigation. The Company is a member of the Insurance Marketplace Standards Association, an organization which advocates ethical market conduct.

Note 13
-------
Leases

The Company leases certain property to house home office operations in Omaha, Nebraska, from its parent, Mutual of Omaha. The current lease expires December 31, 2035.

The Company and Mutual of Omaha rent office space, equipment and computer software under noncancellable operating leases. Future required minimum rental payments under those leases as of December 31, 2001 were approximately:

                           2002        $ 14,907,051
                           2003          10,619,553
                           2004           6,847,739
                           2005           3,566,618
                           2006           2,368,852
                        Thereafter        1,736,645
                                       ------------

                          Total        $ 40,046,458
                                       ------------


Note 14
-------
Gain or Loss to the Reporting Entity from Uninsured A&H Plans and Uninsured Portion of Partially Insured Plans

The Company cedes 100% of its group accident and health plans to Mutual of Omaha Insurance Company.

Note 15
-------
Direct Premiums Written

The Company's direct accident and health premium of $26,875,110 and $35,683,162 was written by third party administrators (TPAs) during 2001 and 2000, respectively. No TPA wrote direct premium in excess of 5% of the Company's surplus during either period.

Note 16
-------
Other Items

The Company incurred $1,055,000 in direct claims and $441,000 in reinsurance assumed from its affiliate, Companion Life Insurance Company, as a direct result of the September 11 events. Direct claims of $250,000 are reinsured with a non-affiliated company.

Securities with an amortized cost of $1,596,349 and $5,368,044 at December 31, 2001 and 2000, respectively, were on deposit with government agencies as required by the laws in various jurisdictions in which the Company conducts business.

Note 17
-------
Reinsurance

Amounts recoverable from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Management believes the recoverables are appropriately established. No single reinsurer has a material obligation to the Company nor is the Company's business substantially dependent upon any reinsurance contract.

During the normal course of business, the Company assumes and cedes insurance business. The ceding of insurance business does not discharge an insurer from its primary legal liability to a policyholder. The Company remains liable to the extent that a reinsurer is unable to meet its obligations.

Note 18
-------
Retrospectively Rated Contracts and Contracts Subject to Redetermination

The Company estimates accrued retrospectively rated premium adjustments for its group life insurance business based upon premium, claims (including IBNR), and expense experience for each retrospectively rated policy. This method results in the calculation of an asset or liability for each retrospectively rated policy.

The amount of net premium earned by the Company at December 31, 2001 that are subject to retrospective rating features was approximately $85,000,000 and $73,000,000 in 2001 and 2000, respectively. These net premiums represent 44.3% and 42.3%of the total net premium for group business for 2001 and 2000. No other net premium written by the Company are subject to retrospective rating features.

Note 19
-------
Changes in Incurred Claims and Claim Adjustment Expenses

The Company cedes 100% of its retained accident and health insurance to its parent, Mutual of Omaha. Therefore, the incurred losses and loss adjustment expenses attributable to the Company's accident and health business are calculated and reported by Mutual of Omaha.

Note 20
-------
Reserves for Life Contingent Products and Deposit-Type Funds

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the monthly policy anniversary following the date of death. Surrender values are not promised in excess of the legally computed reserves.

Substandard reserves for plans introduced prior to 1989 are set equal to the excess of the reserve calculated using the appropriate substandard multiple mortality table over the reserve calculated using the standard mortality table, where both calculations use the same valuation interest rate and reserve method.

Substandard reserves for plans introduced after 1988 are set equal to the unearned portion of the substandard premiums.

At December 31, 2001, the Company had policies with a face amount of $209,540,753 of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the state of Nebraska. Reserves to cover the above insurance totaled $2,088,058 at December 31, 2001.

Note 21
-------
Analysis of Annuity Reserves and Deposit Liabilities by Withdrawal
Characteristics

           At December 31, 2001
           Annuity reserves and deposit fund liabilities:

                                                                        Amount       % of Total
                                                                        ------       ----------
           Subject to discretionary withdrawal:
            (1) With market value adjustment                       $   762,740,390       9.5%
            (2) At book value less current surrender
                Charge of 5% or more                                   550,171,032       6.9%
            (3) At fair value                                        1,317,980,657      16.5%
                                                                   ---------------     ------
            (4) Total with adjustment or at market value             2,630,892,079      32.9%
            (5) At book value without adjustment
                (minimal or no charge)                               3,164,158,578      39.4%

           Not subject to discretionary withdrawal                   2,214,940,122      27.7%
                                                                   ---------------     ------

           Total (gross)                                             8,009,990,779     100.0%

           Reinsurance ceded                                            20,001,724
                                                                   ---------------

           Total (net)                                             $ 7,989,989,055
                                                                   ===============


           At December 31, 2000
           Annuity reserves and deposit fund liabilities:

                                                                        Amount       % of Total
                                                                        ------       ----------
           Subject to discretionary withdrawal:
            (1) With market value adjustment                       $   598,824,134       7.7%
            (2) At book value less current surrender
                charge of 5% or more                                   991,719,626      12.8%
            (3) At fair value                                        1,517,996,922      19.6%
                                                                   ---------------      -----
            (4) Total with adjustment or at market value             3,108,540,682      40.1%
            (5) At book value without adjustment
                (minimal or no charge)                               2,512,555,124      32.5%

           Not subject to discretionary withdrawal                   2,120,358,238      27.4%
                                                                   ---------------      -----

           Total (gross)                                             7,741,454,044     100.0%

           Reinsurance ceded                                            19,558,887
                                                                   ---------------

           Total (net)                                             $ 7,721,895,157
                                                                   ===============

The following information is obtained from the applicable Exhibit in the Company's December 31 Annual Statement and related Separate Accounts Annual Statement, both of which are filed with the State of Nebraska, and is provided to reconcile annuity reserves and deposit-type contract funds and other liabilities without life or disability contingencies to amounts reported in the Statements of Admitted Assets, Liabilities, Surplus as of December 31:

         December 31, 2001
         Life and Accident and Health Annual
         Statement:                                                         Amount
                                                                            ------
         Exhibit 8, Annuities Section, Total (net)                     $ 4,697,238,099
         Exhibit 8, Supplementary Contracts with Life
         Contingencies Section, Total (net)                                16,110,843
         Exhibit of Deposit-Type Contracts, Line 14, Column 1           1,958,659,456
                                                                      ---------------
                                                                        6,672,008,398

         Separate Accounts Annual Statement:
         Exhibit 6, Line 0299999, Column 2                                 772,375,349
         Exhibit 6, Line 0399999, Column 2                                           0
         Page 3, Line 2, Column 3                                          545,605,308
         Page 3, Line 3.1, Column 3                                                  0
         Page 3, Line 3.2, Column 3                                                  0
         Page 3, Line 3.3, Column 3                                                  0
                                                                       ---------------
                                                                         1,317,980,657
                                                                       ---------------
         Total                                                         $ 7,989,989,055
                                                                       ===============
         December 31, 2000
         Life and Accident and Health Annual
         Statement:

                                                                            Amount
                                                                            ------
         Exhibit 8, Annuities Section, Total (net)                     $ 4,426,229,721
         Exhibit 8, Supplementary Contracts with Life
         Contingencies Section, Total (net)                                 14,842,503
         Exhibit of Deposit-Type Contracts, Line 14,
         Column 1                                                        1,762,826,012
                                                                       ---------------
                                                                         6,203,898,236

         Separate Accounts Annual Statement:
         Exhibit 6, Line 0299999, Column 2                                 970,178,978
         Exhibit 6, Line 0399999, Column 2                                           0
         Page 3, Line 2, Column 3                                          547,817,943
         Page 3, Line 3.1, Column 3                                                  0
         Page 3, Line 3.2, Column 3                                                  0
         Page 3, Line 3.3, Column 3                                                  0
                                                                       ---------------
                                                                         1,517,996,921
                                                                       ---------------
         Total                                                         $ 7,721,895,157
                                                                       ===============

Note 22
-------
Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life insurance premiums and annuity considerations as of December 31 are as follows:

                                          2001                           2000
                     Type                 Gross          Net of         Gross         Net of
                                                        Loading                       Loading
          (1) Industrial               $          0   $          0   $          0  $          0
          (2) Ordinary New Business      20,529,497      4,963,162     18,830,421     4,923,684
          (3) Ordinary Renewal          126,467,298    127,235,283    125,972,903   119,102,851
          (4) Credit Life                         0              0              0             0
          (5) Group Life                 17,982,769     17,193,248     15,910,416    15,160,422
          (6) Group Annuity                       0              0              0             0
                                       ------------   ------------   ------------  ------------
          (7) Total                    $164,979,564   $149,391,693   $160,713,740  $139,186,957

Note 23
-------
Separate Accounts

Information regarding the separate accounts of the Company is as follows:

                                                              Nonindexed     Nonindexed     Nonguaranteed
                                                              Guarantee       Guarantee        Separate
                                                 Indexed    Less than/=4% Greater than/=4%    Accounts            Total
                                                 -------       ------         -----            --------            -----
For the year ended December 31, 2001:
Premiums, considerations or deposits             $     0      $        0    $          0   $    47,459,856    $    47,459,856
                                                 =======      ==========    ============   ===============    ===============

 At December 31, 2001
  Reserves by valuation basis:
    Market value                                 $     0      $        0    $          0   $ 1,349,568,361    $ 1,349,568,361
    Amortized cost                               $     0               0               0                 0                  0
                                                 -------      ----------    ------------   ---------------    ---------------
    Total reserves                               $     0      $        0    $          0   $ 1,349,568,361    $ 1,349,568,361
                                                 =======      ==========    ============   ===============    ===============


  Reserves by withdrawal characteristic:
   Subject to discretionary withdrawal:          $     0      $        0    $          0   $             0    $             0
   With market value adjustment                        0               0               0                 0                  0
   At book value without market value
   Adjustment and with current
   surrender charge greater than/=5%                   0               0               0                 0                  0
   At market value                                     0               0               0     1,349,568,361      1,349,568,361
   At book value without market value
   Adjustment and with current surrender
   charge less than 5%                                 0               0               0                 0                  0

 Not subject to discretionary withdrawal               0               0               0                 0                  0
                                                 -------      ----------    ------------   ---------------    ---------------
   Total                                         $     0      $        0    $          0   $ 1,349,568,361    $ 1,349,568,361
                                                 =======      ==========    ============   ===============    ===============

 Reserves with Asset Default Risk in Lieu of AVR

 Transfers as Reported in the Summary of Operations of the Separate Accounts Statement:
    Transfers to Separate Accounts               $     0      $        0    $          0   $    47,459,856    $    47,459,856
    Transfers from Separate Accounts                   0               0               0       101,812,690        101,812,690
                                                 -------      ----------    ------------   ---------------    ---------------
    Net Transfers                                      0               0               0       (54,352,834)       (54,352,834)

    Reconciling Adjustments                            0               0               0                 0                  0
                                                 -------      ----------    ------------   ---------------    ---------------

 Transfers as Reported in the Summary of
 Operations of the Company                       $     0      $        0    $          0   $   (54,352,834)   $   (54,352,834)
                                                 =======      ==========    ============   ===============    ===============

Note 24
-------
EDP Equipment and Software

Electronic data processing ("EDP") equipment and operating and nonoperating software are carried at cost less accumulated depreciation. Depreciation expense is computed using the straight-line method over the lesser of the estimated useful life of the related asset or three years for EDP equipment and operating system software. Depreciation expense for nonoperating system software is computed using the straight-line method over the lesser of its estimated useful life or five years.

Costs incurred for the development of internal use software are capitalized and amortized using the straight-line method over the lesser of the useful lives of the assets or three years.

Electronic data processing ("EDP") equipment and operating and nonoperating software consisted of the following at December 31:

                                                  2001              2000
                                                  ----              ----
     Electronic data processing equipment     $ 79,240,308     $  99,824,521
     Operating system software                   5,002,913         5,472,872
     Nonoperating system software               11,222,354        12,276,549

     Accumulated depreciation                  (89,070,275)     (100,976,173)
     Assets non-admitted                        (1,510,580)       (3,793,487)
                                              ------------     -------------
     Balance, net                             $  4,884,720     $  12,804,282
                                              ============     =============

Depreciation expense related to EDP equipment and operating and nonoperating software totaled $13,126,354 and $10,078,184 for the year ended December 31, 2001 and 2000, respectively.

Note 25
-------
Reconciliation of Statutory Net Income and Surplus to GAAP Net Income and Equity

As described in Note 1, the Company has prepared these financial statements in conformity with statutory accounting practices prescribed or permitted by the Insurance Department of the State of Nebraska. These practices differ from accounting principles generally accepted in the United States of America ("GAAP"). The following tables reconcile statutory net income to GAAP net income and statutory surplus to GAAP equity.

                                                            2001                2000                 1999
                                                            ----                ----                 ----
    Statutory net income as reported                    $ 49,387,302       $  125,918,135       $   54,972,953
    Future policy benefits and policyholder
      account balances                                     6,883,740           13,365,794           14,442,932
    Deferred policy acquisition costs                     36,986,550           26,035,669           28,205,163
    Deferred income taxes and other tax
      reclassifications                                   (3,455,702)          (6,266,928)          (6,785,000)
    Valuation of investments                             (12,891,889)          (8,412,397)          15,115,420
    Earnings of subsidiaries                             (15,442,085)           6,481,904           10,828,173
    Cumulative effect of adopting SFAS No.
      133, net of tax                                              0            8,893,990                    0
    Other                                                  5,423,480           (7,686,160)           2,983,278
                                                        ------------       --------------       --------------
    Net income in conformity with accounting
      principles generally accepted in
      the United States of America                      $ 66,891,396       $  158,330,007       $  119,762,919
                                                        ============       ==============       ==============

                                                                                2001                 2000
                                                                                ----                 ----
    Statutory surplus                                                      $  871,232,931       $  832,085,212
    Future policy benefits and policyholder account balances                 (291,149,480)        (298,482,040)
    Deferred policy acquisition costs                                         867,634,889          847,175,902
    Deferred income taxes                                                    (171,756,399)         (68,695,851)
    Valuation of investments                                                  193,440,724              (73,042)
    Statutory asset valuation reserve                                          94,833,161          138,378,219
    Non-admitted assets                                                        71,503,012           16,655,341
    Subsidiary equity                                                          43,236,639           35,531,465
    Statutory interest maintenance reserve                                              0           18,676,082
    Other                                                                     (12,069,181)         (19,854,723)
                                                                           --------------       --------------
    Equity in conformity with accounting principles generally
      accepted in the United States of America                             $1,666,906,296       $1,501,396,565
                                                                           ==============       ==============

               UNITED OF OMAHA
               SEPARATE ACCOUNT B

               FINANCIAL STATEMENTS AND
               INDEPENDENT AUDITORS' REPORT AS OF
               DECEMBER 31, 2001 AND FOR THE PERIODS
               ENDED DECEMBER 31, 2001, 2000 AND 1999

INDEPENDENT AUDITORS' REPORT

To the Board of Directors
United of Omaha Life Insurance Company

We have audited the accompanying statement of net assets of each of the United of Omaha Separate Account B (the "Separate Account") sub-accounts disclosed in
Note 2 which comprise the Separate Account as of December 31, 2001, and the related statements of operations and changes in net assets for the periods ended December 31, 2001, 2000 and 1999. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our audit procedures included confirmation of investments owned as of December 31, 2001 by correspondence with the transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the sub-accounts which comprise the Separate Account as of December 31, 2001, and the results of their operations and changes in their net assets for the periods ended December 31, 2001, 2000 and 1999 in conformity with accounting principles generally accepted in the United States of America.



/s/ Deloitte & Touche LLP
Omaha, Nebraska


March 29, 2002

                       UNITED OF OMAHA SEPARATE ACCOUNT B

                             STATEMENT OF NET ASSETS
                               December 31, 2001

                                                                       Market (Carrying) Value
                                                            ------------------------------------------
                                                            Contracts in   Contracts in
                                                            Accumulation      Payout
                                                             (Deferred)   (Annuitization)                  Units      Market Value
ASSETS                                            Cost         Period        Period       Net Assets   Outstanding     per Unit
                                                  ----       ---------        ------       ----------   -----------     --------
Investments:
     Alger:
          American Growth                     $ 2,544,791   $ 1,877,916      $      -     $ 1,877,916      125,940       $14.91
          American Small Capitalization         1,862,586     1,110,219             -       1,110,219      128,422         8.65

     Deutsche VIT:
          EAFE(R) Equity Index                  1,600,860     1,319,975             -       1,319,975      198,392         6.65
          Small Cap Index                         795,402       767,059             -         767,059       80,263         9.56

     Federated:
          Prime Money Fund II                   2,983,935     2,983,935             -       2,983,935    2,427,084         1.23
          U. S. Government Securities II          360,645       380,397             -         380,397       28,761        13.23

     Fidelity VIP and VIP II:
          Asset Manager: Growth                   649,867       543,246             -         543,246       47,250        11.50
          Contrafund                            1,977,468     1,674,987             -       1,674,987      121,165        13.82
          Equity Income                         2,430,082     2,289,848             -       2,289,848      177,570        12.90
          Index 500                             5,584,463     4,879,232             -       4,879,232      374,204        13.04

     MFS:
          Capital Opportunities                 3,508,108     2,868,853             -       2,868,853      192,405        14.91
          Emerging Growth                       1,559,108     1,110,144             -       1,110,144       84,693        13.11
          Global Governments                      399,967       404,694             -         404,694       34,426        11.76
          High Income                             678,581       593,719             -         593,719       56,232        10.56
          Research                              1,015,017       751,789             -         751,789       64,750        11.61

     Morgan Stanley:
          Emerging Markets Equity                 749,475       634,757             -         634,757       80,847         7.85
          Fixed Income                            243,312       245,041             -         245,041       19,445        12.60

     Pioneer VCT:
          Equity-Income                           737,954       690,065             -         690,065       64,155        10.76
          Fund                                    491,424       449,929             -         449,929       52,804         8.52
          Growth Shares                            74,293        57,802             -          57,802        7,689         7.52
          Mid-Cap Value                           611,919       646,559             -         646,559       46,743        13.83
          Real Estate Growth                      924,426     1,033,221             -       1,033,221       86,198        11.99

     Scudder VLIF:
          Global Discovery                        415,768       318,314             -         318,314       23,076        13.79
          Growth and Income                       481,795       413,937             -         413,937       40,113        10.32
          International                         1,788,646     1,109,523             -       1,109,523      118,692         9.35

     T. Rowe Price
          Equity Income                         1,182,633     1,194,619             -       1,194,619       85,442        13.98
          International Stock                   1,887,852     1,490,289             -       1,490,289      162,777         9.16
          Limited-Term Bond                     2,841,607     2,933,402             -       2,933,402      222,347        13.19
          New America Growth                    1,888,967     1,604,704             -       1,604,704      141,017        11.38
          Personal Strategy Balanced              602,638       571,786             -         571,786       42,759        13.37
                                              -----------   -----------      --------     -----------
                    Total invested assets     $42,873,589   $36,949,961      $      -     $36,949,961
                                              ===========   ===========      ========     ===========
LIABILITIES                                   $         -   $         -      $      -     $         -
                                              -----------   -----------      --------     -----------
                    Net assets                $42,873,589   $36,949,961      $      -     $36,949,961
                                              ===========   ===========      ========     ===========

The accompanying notes are an integral part of these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2001, 2000, AND 1999

                                                 Alger
                                                 ------------------------------------------------------------------------------

                                                             American  Growth                 American Small Capitalization
                                                 --------------------------------------  --------------------------------------
                                                     2001          2000         1999          2001          2000        1999
                                                 ------------  ------------  ----------  ------------  ------------  ----------
Income:
      Dividends                                  $     3,868   $         -   $     196   $       510   $         -   $       -
Realized gains (losses) on investments
      Realized gain on sale of fund shares            (2,831)       19,975       6,102       (98,196)          506      (4,857)
      Realized gain distributions                    209,746       168,736      38,475             -       405,279      48,305
                                                 ------------  ------------  ----------  ------------  ------------  ----------
         Realized gain (losses)                      206,915       188,711      44,577       (98,196)      405,785      43,448
                                                 ------------  ------------  ----------  ------------  ------------  ----------
Change in unrealized appreciation
      during the year                               (409,411)     (434,459)    134,043      (246,569)     (750,005)    217,079
                                                 ------------  ------------  ----------  ------------  ------------  ----------
Increase (decrease) in net assets from
      operations                                    (198,628)     (245,748)    178,816      (344,255)     (344,220)    260,527
                                                 ------------  ------------  ----------  ------------  ------------  ----------
Contract Transactions:
      Payments received from contract owners         666,866       460,605     214,559       468,725       361,991     172,019
      Transfers between subaccounts
         (including fixed accounts), net             309,461       618,013     427,925       158,870       380,975     430,777
      Transfers for contract benefits and
         terminations                                (12,093)      (26,066)     (2,344)      (31,344)      (31,596)    (31,298)
      Contract maintenance charges                  (270,920)     (174,775)    (59,826)     (167,956)     (127,898)    (56,615)
Mortality and expense risk                           (12,798)     (184,316)    (65,536)       (7,702)     (135,880)    (60,351)
Administrative charges                               (28,161)      (20,627)     (5,462)      (22,912)      (17,093)     (7,391)
Adjustments to net assets allocated
      to contracts in payout period                        -             -           -             -             -           -
                                                 ------------  ------------  ----------  ------------  ------------  ----------
Net increase (decrease) in net assets
      from contract transactions                     652,355       672,834     509,316       397,681       430,499     447,141
                                                 ------------  ------------  ----------  ------------  ------------  ----------
Total increase (decrease) in net assets              453,727       427,086     688,132        53,426        86,279     707,668
Net assets at beginning of period                  1,424,189       997,103     308,971     1,056,793       970,514     262,846
                                                 ------------  ------------  ----------  ------------  ------------  ----------
Net assets at end of  period                     $ 1,877,916   $ 1,424,189   $ 997,103   $ 1,110,219   $ 1,056,793   $ 970,514
                                                 ============  ============  ==========  ============  ============  ==========

Accumulation units:
      Purchases                                       48,479        37,714      33,337        49,884        38,726      40,279
      Withdrawals                                     (6,766)       (3,743)     (3,908)       (7,629)      (10,170)     (5,045)
                                                 ------------  ------------  ----------  ------------  ------------  ---------
Net increase (decrease) in units outstanding          41,713        33,971      29,429        42,255        28,556      35,234
Units outstanding at beginning of year                84,227        50,256      20,827        86,167        57,611      22,377
                                                 ------------  ------------  ----------  ------------  ------------  ----------
Units outstanding at end of year                     125,940        84,227      50,256       128,422        86,167      57,611
                                                 ============  ============  ==========  ============  ============  ==========

(A) For the period from May 1 to December 31
The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2001, 2000, AND 1999

                                                             Deutsche VIT
                                                             -----------------------------------------------------

                                                                EAFE(R) Equity Index         Small Cap Index
                                                             -----------------------------------------------------
                                                                 2001       2000(A)         2001       2000(A)
                                                             ------------- ------------ ------------- ------------
Income:
      Dividends                                               $         -    $       -  $      4,495    $       -

Realized gains (losses) on investments
      Realized gain on sale of fund shares                        (15,893)        (145)       (2,510)        (133)
      Realized gain distributions                                       -       10,155        36,186        1,964
                                                             ------------- ------------ ------------- ------------
         Realized gain (losses)                                   (15,893)      10,010        33,676        1,831
                                                             ------------- ------------ ------------- ------------
Change in unrealized appreciation
      during the year                                            (227,469)     (53,416)      (13,425)     (14,918)
                                                             ------------- ------------ ------------- ------------
Increase (decrease) in net assets from
      operations                                                 (243,362)     (43,406)       24,746      (13,087)
                                                             ------------- ------------ ------------- ------------
Contract Transactions:
      Payments received from contract owners                      671,831      185,187       340,907      118,903
      Transfers between subaccounts
         (including fixed accounts), net                          529,147      548,435       167,391      349,679
      Transfers for contract benefits and
         terminations                                             (52,637)        (877)      (28,361)        (622)
      Contract maintenance charges                               (180,764)     (33,850)     (110,241)     (22,087)
Mortality and expense risk                                         (7,063)     (21,280)       (4,364)     (37,032)
Administrative charges                                            (26,012)      (5,374)      (15,062)      (3,711)
Adjustments to net assets allocated
      to contracts in payout period                                     -            -             -            -
                                                             ------------- ------------ ------------- ------------
Net increase (decrease) in net assets
      from contract transactions                                  934,502      672,241       350,270      405,130
                                                             ------------- ------------ ------------- ------------
Total increase (decrease) in net assets                           691,140      628,835       375,016      392,043
Net assets at beginning of period                                 628,835            -       392,043            -
                                                             ------------- ------------ ------------- ------------
Net assets at end of period                                   $ 1,319,975    $ 628,835  $    767,059    $ 392,043
                                                             ============= ============ ============= ============
Accumulation units:
      Purchases                                                   134,883       71,211        46,320       41,885
      Withdrawals                                                  (7,670)         (32)       (7,929)         (13)
                                                             ------------- ------------ ------------- ------------
Net increase (decrease) in units outstanding                      127,213       71,179        38,391       41,872
Units outstanding at beginning of year                             71,179            -        41,872            -
                                                             ------------- ------------ ------------- ------------
Units outstanding at end of year                                  198,392       71,179        80,263       41,872
                                                             ============= ============ ============= ============

                                                  Federated
                                                  ---------------------------------------

                                                       Prime Money Fund II
                                                  ---------------------------------------
                                                        2001         2000        1999
                                                  ------------- ------------ ------------
Income:
      Dividends                                    $    68,391  $    63,795  $    51,145

Realized gains (losses) on investments
      Realized gain on sale of fund shares                   -            -            -
      Realized gain distributions                            -            -            -
                                                  ------------- ------------ -----------
         Realized gain (losses)                              -            -            -
                                                  ------------- ------------ -----------
Change in unrealized appreciation
      during the year                                        -            -            -
                                                  ------------- ------------ -----------
Increase (decrease) in net assets from
      operations                                        68,391       63,795       51,145
                                                  ------------- ------------ -----------
Contract Transactions:
      Payments received from contract owners         7,646,187    7,911,977    9,061,443
      Transfers between subaccounts
         (including fixed accounts), net            (5,531,093)  (7,110,147)  (8,178,327)
      Transfers for contract benefits and
         terminations                                  (41,985)      (7,591)    (236,832)
      Contract maintenance charges                    (335,703)    (191,288)    (189,632)
Mortality and expense risk                             (14,436)    (201,050)    (205,894)
Administrative charges                                 (31,746)     (20,890)      (9,647)
Adjustments to net assets allocated
      to contracts in payout period                          -            -            -
                                                  ------------- ------------ -----------
Net increase (decrease) in net assets
      from contract transactions                     1,691,224      381,011      241,111
                                                  ------------- ------------ -----------
Total increase (decrease) in net assets              1,759,615      444,806      292,256
Net assets at beginning of period                    1,224,320      779,514      487,258
                                                  ------------- ------------ -----------
Net assets at end of period                        $ 2,983,935  $ 1,224,320  $   779,514
                                                  ============= ============ ===========
Accumulation units:
      Purchases                                      4,206,911    4,602,109    6,251,733
      Withdrawals                                   (2,813,001)  (4,265,862)  (6,010,506)
                                                  ------------- ------------ -----------
Net increase (decrease) in units outstanding         1,393,910      336,247      241,227
Units outstanding at beginning of year               1,033,174      696,927      455,700
                                                  ------------- ------------ -----------
Units outstanding at end of year                     2,427,084    1,033,174      696,927
                                                  ============= ============ ===========

(A) For the period from May 1 to December 31
The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2001, 2000, AND 1999

                                                   Federated (continued)                    Fidelity VIP and VIP II
                                                   ---------------------------------------- ----------------------------------------
                                                         U.S. Government                                 Asset Manager:
                                                          Securities II                                     Growth
                                                   ---------------------------------------- ----------------------------------------
                                                       2001         2000          1999         2001          2000         1999
                                                   ------------- ------------ ------------- ------------ ------------- -------------
Income:
      Dividends                                     $    12,342  $    13,354  $      7,094  $    12,128  $      7,383  $     3,534

Realized gains (losses) on investments
      Realized gain on sale of fund shares                8,127         (974)          (52)      (9,567)          448        1,566
      Realized gain distributions                             -            -         1,395       14,616        29,932        5,427
                                                   ------------- ------------ ------------- ------------ ------------- -------------
         Realized gain (losses)                           8,127         (974)        1,343        5,049        30,380        6,993
                                                   ------------- ------------ ------------- ------------ ------------- ------------
Change in unrealized appreciation
      during the year                                     1,535       16,139        (9,417)     (53,138)      (92,743)      26,108
                                                   ------------- ------------ ------------- ------------ ------------- -------------
Increase (decrease) in net assets from
      operations                                         22,004       28,519          (980)     (35,961)      (54,980)      36,635
                                                   ------------- ------------ ------------- ------------ ------------- -------------
Contract Transactions:
      Payments received from contract owners             54,013       41,070        39,240      144,213       111,569       52,578
      Transfers between subaccounts
         (including fixed accounts), net                 40,466       31,136       101,224      107,949       164,025      172,749
      Transfers for contract benefits and
         terminations                                    (3,810)         (43)         (387)      (8,311)       (7,158)        (369)
      Contract maintenance charges                      (28,963)     (21,447)      (13,626)     (88,334)      (60,904)     (24,725)
Mortality and expense risk                               (2,793)     (23,658)      (14,260)      (3,746)      (64,042)     (26,866)
Administrative charges                                   (1,526)      (1,632)       (2,774)      (4,817)       (3,979)      (2,265)
Adjustments to net assets allocated
      to contracts in payout period                           -            -             -            -             -            -
                                                   ------------- ------------ ------------- ------------ ------------- -------------
Net increase (decrease) in net assets
      from contract transactions                         57,387       25,426       109,417      146,954       139,511      171,102
                                                   ------------- ------------ ------------- ------------ ------------- ------------
Total increase (decrease) in net assets                  79,391       53,945       108,437      110,993        84,531      207,737
Net assets at beginning of period                       301,006      247,061       138,624      432,253       347,722      139,985
                                                   ------------- ------------ ------------- ------------ ------------- -------------
Net assets at end of period                         $   380,397  $   301,006  $    247,061  $   543,246  $    432,253  $   347,722
                                                   ============= ============ ============= ============ ============= =============
Accumulation units:
      Purchases                                          18,031        6,717        10,780       16,400        13,363       15,060
      Withdrawals                                       (13,629)      (4,545)         (967)      (3,968)       (3,061)      (1,919)
                                                   -------------------------- ------------- ------------ ------------- -------------
Net increase (decrease) in units outstanding              4,402        2,172         9,813       12,432        10,302       13,141
Units outstanding at beginning of year                   24,359       22,187        12,374       34,818        24,516       11,375
                                                   -------------------------- ------------- ------------ ------------- -------------
Units outstanding at end of year                         28,761       24,359        22,187       47,250        34,818       24,516
                                                   ============= ============ ============= ============ ============= =============

(A) For the period from May 1 to December 31
The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2001, 2000, AND 1999

                                               Fidelity VIP and VIP II (continued)
                                               --------------------------------------------------------------------------------

                                                              Contrafund                             Equity Income
                                               ---------------------------------------- ---------------------------------------
                                                    2001         2000         1999          2001         2000          1999
                                               ------------- ------------ ------------- ------------ ------------- ------------
Income:
      Dividends                                 $    11,259   $    3,172   $     1,177   $   33,216   $    22,969   $    7,176

Realized gains (losses) on investments
      Realized gain on sale of fund shares          (19,363)       7,062        21,000       (9,565)        4,811        2,016
      Realized gain distributions                    39,737      115,142         8,630       93,321        86,535       16,137
                                               ------------- ------------ ------------- ------------ ------------- ------------
         Realized gain (losses)                      20,374      122,204        29,630       83,756        91,346       18,153
                                               ------------- ------------ ------------- ------------ ------------- ------------
Change in unrealized appreciation
      during the year                              (218,185)    (218,750)      101,458     (214,391)       44,637       (2,844)
                                               ------------- ------------ ------------- ------------ ------------- ------------
Increase (decrease) in net assets from
      operations                                   (186,552)     (93,374)      132,265      (97,419)      158,952       22,485
                                               ------------- ------------ ------------- ------------ ------------- ------------
Contract Transactions:
      Payments received from contract owners        554,394      352,201       194,270      756,491       409,913      265,917
      Transfers between subaccounts
         (including fixed accounts), net            147,751      631,821       480,688      171,551       448,880      729,674
      Transfers for contract benefits and
         terminations                               (24,320)     (25,264)      (44,441)    (126,468)      (17,817)      (2,854)
      Contract maintenance charges                 (229,360)    (141,228)      (51,141)    (298,653)     (161,725)     (71,565)
Mortality and expense risk                          (11,774)    (150,016)      (55,753)     (16,413)     (173,674)     (78,291)
Administrative charges                              (19,897)     (14,001)       (5,167)     (33,633)      (18,250)      (8,430)
Adjustments to net assets allocated
      to contracts in payout period                       -            -             -            -             -            -
                                               ------------- ------------ ------------- ------------ ------------- ------------
Net increase (decrease) in net assets
      from contract transactions                    416,794      653,513       518,456      452,875       487,327      834,451
                                               ------------- ------------ ------------- ------------ ------------- ------------
Total increase (decrease) in net assets             230,242      560,139       650,721      355,456       646,279      856,936
Net assets at beginning of period                 1,444,745      884,606       233,885    1,934,392     1,288,113      431,177
                                               ------------- ------------ ------------- ------------ ------------- ------------
Net assets at end of period                     $ 1,674,987   $1,444,745   $   884,606   $2,289,848   $ 1,934,392   $1,288,113
                                               ============= ============ ============= ============ ============= ============

Accumulation units:
      Purchases                                      39,732       42,779        43,437       53,814        55,484       72,986
      Withdrawals                                   (10,284)      (3,500)       (8,226)     (18,825)      (15,841)      (6,686)
                                               ------------- ------------ ------------- ------------ ------------- ------------
Net increase (decrease) in units outstanding         29,448       39,279        35,211       34,989        39,643       66,300
Units outstanding at beginning of year               91,717       52,438        17,227      142,581       102,938       36,638
                                               ------------- ------------ ------------- ------------ ------------- ------------
Units outstanding at end of year                    121,165       91,717        52,438      177,570       142,581      102,938
                                               ============= ============ ============= ============ ============= ============

(A) For the period from May 1 to December 31
The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2001, 2000, AND 1999

                                                    Fidelity VIP and VIP II (continued)      MFS
                                                    ---------------------------------------- ---------------------------------------
                                                                                                            Capital
                                                                    Index 500                             Opportunities
                                                    ---------------------------------------- ---------------------------------------
                                                        2001         2000          1999         2001          2000         1999
                                                    ------------- ------------ ------------- ------------ ------------- ------------
Income:
      Dividends                                      $    45,670   $   30,776   $     6,728   $      117   $         -   $    1,587

Realized gains (losses) on investments
      Realized gain on sale of fund shares                29,356       33,184        22,978       23,482        53,982       33,910
      Realized gain distributions                              -       13,453         4,620      162,211       121,491          364
                                                    ------------- ------------ ------------- ------------ ------------- ------------
         Realized gain (losses)                           29,356       46,637        27,598      185,693       175,473       34,274
                                                    ------------- ------------ ------------- ------------ ------------- ------------
Change in unrealized appreciation
      during the year                                   (613,313)    (454,034)      287,743     (715,559)     (273,353)     307,124
                                                    ------------- ------------ ------------- ------------ ------------- ------------
Increase (decrease) in net assets from
      operations                                        (538,287)    (376,621)      322,069     (529,749)      (97,880)     342,985
                                                    ------------- ------------ ------------- ------------ ------------- ------------
Contract Transactions:
      Payments received from contract owners           1,614,803    1,231,481       498,126    1,150,005       406,000      192,826
      Transfers between subaccounts
         (including fixed accounts), net                 592,112    1,432,603     1,744,117      902,355       749,201      526,970
      Transfers for contract benefits and
         terminations                                   (172,123)     (56,384)      (43,369)    (130,040)      (37,293)     (39,450)
      Contract maintenance charges                      (644,243)    (412,061)     (160,720)    (349,550)     (163,112)     (65,293)
Mortality and expense risk                               (34,249)    (438,565)     (175,291)     (17,051)     (175,491)     (70,625)
Administrative charges                                   (69,935)     (43,147)      (16,726)     (41,885)      (19,277)      (9,352)

Adjustments to net assets allocated
      to contracts in payout period                            -            -             -            -             -            -
                                                    ------------- ------------ ------------- ------------ ------------- ------------
Net increase (decrease) in net assets
      from contract transactions                       1,286,365    1,713,927     1,846,137    1,513,834       760,028      535,076
                                                    ------------- ------------ ------------- ------------ ------------- ------------
Total increase (decrease) in net assets                  748,078    1,337,306     2,168,206      984,085       662,148      878,061
Net assets at beginning of period                      4,131,154    2,793,848       625,642    1,884,768     1,222,620      344,559
                                                    ------------- ------------ ------------- ------------ ------------- ------------
Net assets at end of period                          $ 4,879,232   $4,131,154   $ 2,793,848   $2,868,853   $ 1,884,768   $1,222,620
                                                    ============= ============ ============= ============ ============= ============
Accumulation units:
      Purchases                                          118,782      119,905       134,031      105,481        41,899       44,726
      Withdrawals                                        (23,080)     (12,226)       (9,307)      (9,799)       (5,625)      (9,392)
                                                    ------------- ------------ ------------- ------------ ------------- ------------
Net increase (decrease) in units outstanding              95,702      107,679       124,724       95,682        36,274       35,334
Units outstanding at beginning of year                   278,502      170,823        46,099       96,723        60,449       25,115
                                                    ------------- ------------ ------------- ------------ ------------- ------------
Units outstanding at end of year                         374,204      278,502       170,823      192,405        96,723       60,449
                                                    ============= ============ ============= ============ ============= ============

(A) For the period from May 1 to December 31
The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2001, 2000, AND 1999

                                                   MFS (continued)
                                                   ---------------------------------------------------------------------------------
                                                                  Emerging                                 Global
                                                                   Growth                                Governments
                                                   ---------------------------------------- ---------------------------------------
                                                       2001         2000          1999         2001          2000         1999
                                                   ------------- ------------ ------------- ------------ ------------- ------------
Income:
      Dividends                                     $         -   $        -   $         -   $   14,763   $    13,205   $    9,015

Realized gains (losses) on investments
      Realized gain on sale of fund shares               14,793       38,555        14,712       (5,115)       (1,183)         122
      Realized gain distributions                        65,876       55,409             -            -             -            -
                                                   ------------- ------------ ------------- ------------ ------------- ------------
         Realized gain (losses)                          80,669       93,964        14,712       (5,115)       (1,183)         122
                                                   ------------- ------------ ------------- ------------ ------------- ------------
Change in unrealized appreciation
      during the year                                  (493,741)    (359,157)      351,148        7,282         4,450      (12,869)
                                                   ------------- ------------ ------------- ------------ ------------- ------------
Increase (decrease) in net assets from
      operations                                       (413,072)    (265,193)      365,860       16,930        16,472       (3,732)
                                                   ------------- ------------ ------------- ------------ ------------- ------------
Contract Transactions:
      Payments received from contract owners            414,209      290,002        92,059       92,278        43,317       26,874
      Transfers between subaccounts
         (including fixed accounts), net                126,188      461,581       245,719       14,381       121,497      106,175
      Transfers for contract benefits and
         terminations                                   (12,631)      (9,756)      (14,461)     (36,281)       (5,218)           -
      Contract maintenance charges                     (145,681)    (100,624)      (31,868)     (39,982)      (20,447)     (10,130)
Mortality and expense risk                               (8,082)    (109,087)      (35,911)      (3,065)      (22,770)     (10,980)
Administrative charges                                  (16,549)     (12,157)       (4,472)      (3,242)       (1,721)      (1,711)
Adjustments to net assets allocated
      to contracts in payout period                           -            -             -            -             -            -
                                                   ------------- ------------ ------------- ------------ ------------- ------------
Net increase (decrease) in net assets
      from contract transactions                        357,454      519,959       251,066       24,089       114,658      110,228
                                                   ------------- ------------ ------------- ------------ ------------- ------------
Total increase (decrease) in net assets                 (55,618)     254,766       616,926       41,019       131,130      106,496
Net assets at beginning of period                     1,165,762      910,996       294,070      363,675       232,545      126,049
                                                   ------------- ------------ ------------- ------------ ------------- ------------
Net assets at end of  period                        $ 1,110,144   $1,165,762   $   910,996   $  404,694   $   363,675   $  232,545
                                                   ============= ============ ============= ============ ============= ============
Accumulation units:
      Purchases                                          30,946       25,353        19,755        9,012        12,456       11,884
      Withdrawals                                        (5,408)      (3,362)       (3,790)      (6,993)       (1,785)      (1,636)
                                                   ------------- ------------ ------------- ------------ ------------- ------------
Net increase (decrease) in units outstanding             25,538       21,991        15,965        2,019        10,671       10,248
Units outstanding at beginning of year                   59,155       37,164        21,199       32,407        21,736       11,488
                                                   ------------- ------------ ------------- ------------ ------------- ------------
Units outstanding at end of year                         84,693       59,155        37,164       34,426        32,407       21,736
                                                   ============= ============ ============= ============ ============= ============

(A) For the period from May 1 to December 31
The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2001, 2000, AND 1999

                                                    MFS (continued)
                                                    --------------------------------------------------------------------------------

                                                                  High Income                               Research
                                                    ---------------------------------------- ---------------------------------------
                                                        2001         2000          1999         2001          2000         1999
                                                    ------------- ------------ ------------- ------------ ------------- ------------
Income:
      Dividends                                      $    47,531  $    34,863   $    16,608  $       100  $        207  $       528

Realized gains (losses) on investments
      Realized gain on sale of fund shares               (18,891)        (745)       (4,350)      (7,116)        5,858        5,136
      Realized gain distributions                              -            -             -       95,622        35,493        2,790
                                                    ------------- ------------ ------------- ------------ ------------- ------------
         Realized gain (losses)                          (18,891)        (745)       (4,350)      88,506        41,351        7,926
                                                    ------------- ------------ ------------- ------------ ------------- ------------
Change in unrealized appreciation
      during the year                                    (18,348)     (69,794)        3,269     (259,477)      (93,075)      69,566
                                                    ------------- ------------ ------------- ------------ ------------- ------------
Increase (decrease) in net assets from
      operations                                          10,292      (35,676)       15,527     (170,871)      (51,517)      78,020
                                                    ------------- ------------ ------------- ------------ ------------- ------------
Contract Transactions:
      Payments received from contract owners             115,003       58,678        41,697      215,821       111,641       53,494
      Transfers between subaccounts
         (including fixed accounts), net                  43,033      212,746       166,892      115,776       313,216      164,737
      Transfers for contract benefits and
         terminations                                    (32,279)     (19,359)       (1,189)     (26,040)       (2,192)     (10,912)
      Contract maintenance charges                       (57,301)     (29,782)      (13,790)     (90,473)      (48,772)     (20,912)
Mortality and expense risk                                (4,470)     (33,350)      (15,308)      (5,752)      (53,549)     (22,999)
Administrative charges                                    (3,256)      (2,075)       (2,045)      (5,827)       (3,904)      (2,569)
Adjustments to net assets allocated
      to contracts in payout period                            -            -             -            -             -            -
                                                    ------------- ------------ ------------- ------------ ------------- ------------
Net increase (decrease) in net assets
      from contract transactions                          60,730      186,858       176,257      203,505       316,440      160,839
                                                    ------------- ------------ ------------- ------------ ------------- ------------
Total increase (decrease) in net assets                   71,022      151,182       191,784       32,634       264,923      238,859
Net assets at beginning of period                        522,697      371,515       179,731      719,155       454,232      215,373
                                                    ------------- ------------ ------------- ------------ ------------- ------------
Net assets at end of period                          $   593,719  $   522,697   $   371,515  $   751,789  $    719,155  $   454,232
                                                    ============= ============ ============= ============ ============= ============
Accumulation units:
      Purchases                                           13,917       20,455        23,162       22,751        21,061       17,249
      Withdrawals                                         (8,217)      (3,443)       (6,903)      (6,788)       (1,594)      (5,174)
                                                    ------------- ------------ ------------- ------------ ------------- ------------
Net increase (decrease) in units outstanding               5,700       17,012        16,259       15,963        19,467       12,075
Units outstanding at beginning of year                    50,532       33,520        17,261       48,787        29,320       17,245
                                                    ------------- ------------ ------------- ------------ ------------- ------------
Units outstanding at end of year                          56,232       50,532        33,520       64,750        48,787       29,320
                                                    ============= ============ ============= ============ ============= ============

(A) For the period from May 1 to December 31
The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2001, 2000, AND 1999

                                              Morgan Stanley
                                              --------------------------------------------------------------------------------

                                                       Emerging Markets Equity                      Fixed Income
                                              ---------------------------------------- ---------------------------------------
                                                   2001         2000          1999         2001          2000         1999
                                              ------------- ------------ ------------- ------------ ------------- ------------
Income:
      Dividends                                $         -   $        -   $         2   $   10,788   $    10,260   $    3,910
Realized gains (losses) on investments
      Realized gain on sale of fund shares         (16,127)       2,979           411        1,807          (397)        (913)
      Realized gain distributions                        -       34,583             -        4,161             -           12
                                              ------------- ------------ ------------- ------------ ------------- ------------
         Realized gain (losses)                    (16,127)      37,562           411        5,968          (397)        (901)
                                              ------------- ------------ ------------- ------------ ------------- ------------
Change in unrealized appreciation
      during the year                                9,179     (132,346)        8,438        1,195         4,827       (3,927)
                                              ------------- ------------ ------------- ------------ ------------- ------------
Increase (decrease) in net assets from
      operations                                    (6,948)     (94,784)        8,851       17,951        14,690         (918)
                                              ------------- ------------ ------------- ------------ ------------- ------------
Contract Transactions:
      Payments received from contract owners       319,172       97,849         3,773       34,400         5,689        8,269
      Transfers between subaccounts
         (including fixed accounts), net           209,972      250,661        15,759       60,403        70,228       79,644
      Transfers for contract benefits and
         terminations                              (10,510)        (630)            -      (23,965)            -            -
      Contract maintenance charges                 (88,643)     (23,922)       (1,370)     (16,280)       (4,550)      (1,821)
Mortality and expense risk                          (2,952)     (24,820)       (1,610)      (1,684)       (5,581)      (2,049)
Administrative charges                             (12,117)      (3,018)         (261)        (942)         (567)        (210)

Adjustments to net assets allocated
      to contracts in payout period                      -            -             -            -             -            -
                                              ------------- ------------ ------------- ------------ ------------- ------------
Net increase (decrease) in net assets
      from contract transactions                   414,922      296,120        16,291       51,932        65,219       83,833
                                              ------------- ------------ ------------- ------------ ------------- ------------
otal increase (decrease) in net assets             407,974      201,336        25,142       69,883        79,909       82,915

Net assets at beginning of period                  226,783       25,447           305      175,158        95,249       12,334
                                              ------------- ------------ ------------- ------------ ------------- ------------
Net assets at end of period                    $   634,757   $  226,783   $    25,447   $  245,041   $   175,158   $   95,249
                                              ============= ============ ============= ============ ============= ============

Accumulation units:
      Purchases                                     56,436       25,702         1,954        8,173         7,267        9,512
      Withdrawals                                   (2,600)        (543)         (145)      (3,928)       (1,248)      (1,500)
                                              ------------- ------------ ------------- ------------ ------------- ------------
Net increase (decrease) in units outstanding        53,836       25,159         1,809        4,245         6,019        8,012
Units outstanding at beginning of year              27,011        1,852            43       15,200         9,181        1,169
                                              ------------- ------------ ------------- ------------ ------------- ------------
Units outstanding at end of year                    80,847       27,011         1,852       19,445        15,200        9,181
                                              ============= ============ ============= ============ ============= ============

(A) For the period from May 1 to December 31
The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2001, 2000, AND 1999

                                              Pioneer VCT
                                              --------------------------------------------------------------------------------

                                                     Equity-Income                   Fund                  Growth Shares
                                              -------------------------- -------------------------- --------------------------
                                                  2001         2000(A)        2001        2000(A)       2001         2000(A)
                                              ------------- ------------ ------------- ------------ ------------- ------------
Income:
      Dividends                                $    11,620   $    5,435   $     2,063   $      504   $         -   $        -

Realized gains (losses) on investments
      Realized gain on sale of fund shares         (10,299)         284        (1,231)         (55)       (2,015)         (97)
      Realized gain distributions                   38,498       15,115        14,014            8             -          126
                                              ------------- ------------ ------------- ------------ ------------- ------------
         Realized gain (losses)                     28,199       15,399        12,783          (47)       (2,015)          29
                                              ------------- ------------ ------------- ------------ ------------- ------------
Change in unrealized appreciation
      during the year                              (84,888)      37,000       (37,586)      (3,909)      (10,604)      (5,885)
                                              ------------- ------------ ------------- ------------ ------------- ------------
Increase (decrease) in net assets from
      operations                                   (45,069)      57,834       (22,740)      (3,452)      (12,619)      (5,856)
                                              ------------- ------------ ------------- ------------ ------------- ------------
Contract Transactions:
      Payments received from contract owners       306,617      147,073       219,623       54,643        12,184        1,260
      Transfers between subaccounts
         (including fixed accounts), net            20,898      458,394       100,397      166,241         8,247       67,029
      Transfers for contract benefits and
         terminations                              (53,226)        (533)            -            -             -            -
      Contract maintenance charges                (117,416)     (29,735)      (43,545)      (5,385)       (8,039)      (1,499)
Mortality and expense risk                          (5,337)     (31,179)       (2,298)      (5,675)         (470)      (1,620)
Administrative charges                             (13,902)      (4,354)       (7,032)        (848)         (694)        (121)
Adjustments to net assets allocated
      to contracts in payout period                      -            -             -            -             -            -
                                              ------------- ------------ ------------- ------------ ------------- ------------
Net increase (decrease) in net assets
      from contract transactions                   137,634      539,666       267,145      208,976        11,228       65,049
                                              ------------- ------------ ------------- ------------ ------------- ------------
Total increase (decrease) in net assets             92,565      597,500       244,405      205,524        (1,391)      59,193
Net assets at beginning of period                  597,500            -       205,524            -        59,193            -
                                              ------------- ------------ ------------- ------------ ------------- ------------
Net assets at end of period                    $   690,065   $  597,500   $   449,929   $  205,524   $    57,802   $   59,193
                                              ============= ============ ============= ============ ============= ============

Accumulation units:
      Purchases                                     34,498       51,736        32,445       21,613         2,131        6,482
      Withdrawals                                  (21,922)        (157)       (1,086)        (168)         (801)        (123)
                                              ------------- ------------ ------------- ------------ ------------- ------------
Net increase (decrease) in units outstaing          12,576       51,579        31,359       21,445         1,330        6,359
Units outstanding at beginning of year              51,579            -        21,445            -         6,359            -
                                              ------------- ------------ ------------- ------------ ------------- ------------
Units outstanding at end of year                    64,155       51,579        52,804       21,445         7,689        6,359
                                              ============= ============ ============= ============ ============= ============

(A) For the period from May 1 to December 31
The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2001, 2000, AND 1999

                                                    Pioneer VCT (continued)
                                                    --------------------------------------------------------------------------------

                                                                 Mid-Cap Value                         Real Estate Growth
                                                    ---------------------------------------- ---------------------------------------
                                                        2001         2000          1999         2001          2000         1999
                                                    ------------- ------------ ------------- ------------ ------------- ------------
Income:
      Dividends                                     $      2,654  $     1,902  $      1,412  $    47,015  $     32,193  $    16,624

Realized gains (losses) on investments
      Realized gain on sale of fund shares                 1,672          531          (429)      16,597        (3,167)     (20,678)
      Realized gain distributions                         38,980       16,516             -            -             -        2,454
                                                    ------------- ------------ ------------- ------------ ------------- ------------
         Realized gain (losses)                           40,652       17,047          (429)      16,597        (3,167)     (18,224)
                                                    ------------- ------------ ------------- ------------ ------------- ------------
Change in unrealized appreciation
      during the year                                     (7,298)      33,075        19,509        8,968       124,948       (6,914)
                                                    ------------- ------------ ------------- ------------ ------------- ------------
Increase (decrease) in net assets from
      operations                                          36,008       52,024        20,492       72,580       153,974       (8,514)
                                                    ------------- ------------ ------------- ------------ ------------- ------------
Contract Transactions:
      Payments received from contract owners             132,150       72,958        56,640      403,347       168,209       86,620
      Transfers between subaccounts
         (including fixed accounts), net                 180,395       88,159        39,554       22,188       212,238      242,199
      Transfers for contract benefits and
         terminations                                     (2,415)      (3,031)            -      (72,380)       (7,026)     (21,053)
      Contract maintenance charges                       (57,119)     (24,885)      (13,662)    (147,855)      (66,734)     (26,330)
Mortality and expense risk                                (3,838)     (26,977)      (14,715)      (6,898)      (71,069)     (25,431)
Administrative charges                                    (4,957)      (3,231)       (2,384)     (18,314)       (8,033)      (6,549)
Adjustments to net assets allocated
      to contracts in payout period                            -            -             -            -             -            -
                                                    ------------- ------------ ------------- ------------ ------------- ------------
Net increase (decrease) in net assets
      from contract transactions                         244,216      102,993        65,433      180,088       227,585      249,456
                                                    ------------- ------------ ------------- ------------ ------------- ------------
Total increase (decrease) in net assets                  280,224      155,017        85,925      252,668       381,559      240,942
Net assets at beginning of period                        366,335      211,318       125,393      780,553       398,994      158,052
                                                    ------------- ------------ ------------- ------------ ------------- ------------
Net assets at end of period                         $    646,559  $   366,335  $    211,318  $ 1,033,221  $    780,553  $   398,994
                                                    ============= ============ ============= ============ ============= ============
Accumulation units:
      Purchases                                           23,714       10,871         7,072       29,477        28,968       35,721
      Withdrawals                                         (5,173)      (1,866)         (753)     (13,481)       (5,242)      (6,887)
                                                    ------------- ------------ ------------- ------------ ------------- ------------
Net increase (decrease) in units outstanding              18,541        9,005         6,319       15,996        23,726       28,834
Units outstanding at beginning of year                    28,202       19,197        12,878       70,202        46,476       17,642
                                                    ------------- ------------ ------------- ------------ ------------- ------------
Units outstanding at end of year                          46,743       28,202        19,197       86,198        70,202       46,476
                                                    ============= ============ ============= ============ ============= ============

(A) For the period from May 1 to December 31
The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2001, 2000, AND 1999

                                                   Scudder VLIF
                                                   ---------------------------------------------------------------------------------

                                                               Global Discovery                        Growth and Income
                                                   ----------------------------------------- --------------------------------------
                                                       2001         2000          1999         2001          2000         1999
                                                   ------------- ------------ -------------- ----------- ------------- ------------
Income:
      Dividends                                    $          -  $     1,131  $          -   $    3,882  $      4,052  $     2,206

Realized gains (losses) on investments
      Realized gain on sale of fund shares              (19,422)      40,644         1,099      (11,868)       (2,388)      (2,408)
      Realized gain distributions                         5,991        9,954           894        9,361         6,390       17,254
                                                   ------------- ------------ -------------- ----------- ------------- ------------
         Realized gain (losses)                         (13,431)      50,598         1,993       (2,507)        4,002       14,846
                                                   ------------- ------------ -------------- ----------- ------------- ------------
Change in unrealized appreciation
      during the year                                   (72,296)     (76,436)       48,399      (51,285)      (17,577)      (2,401)
                                                   ------------- ------------ -------------- ----------- ------------- ------------
Increase (decrease) in net assets from
      operations                                        (85,727)     (24,707)       50,392      (49,910)       (9,523)      14,651
                                                   ------------- ------------ -------------- ----------- ------------- ------------
Contract Transactions:
      Payments received from contract owners            120,972       90,689        11,445       70,185        60,725       36,110
      Transfers between subaccounts
         (including fixed accounts), net                 60,419      177,100        37,647       51,082       123,995      101,735
      Transfers for contract benefits and
         terminations                                      (206)     (17,230)       (1,069)     (27,400)       (2,090)      (3,328)
      Contract maintenance charges                      (56,772)     (32,404)       (4,025)     (39,943)      (27,125)     (12,803)
Mortality and expense risk                               (2,230)     (34,008)       (4,343)      (3,450)      (30,140)     (14,424)
Administrative charges                                   (4,918)      (2,563)       (1,056)      (3,162)       (2,724)      (2,383)
Adjustments to net assets allocated
      to contracts in payout period                           -            -             -            -             -            -
                                                   ------------- ------------ -------------- ----------- ------------- ------------
Net increase (decrease) in net assets
      from contract transactions                        117,265      181,584        38,599       47,312       122,641      104,907
                                                   ------------- ------------ -------------- ----------- ------------- ------------
Total increase (decrease) in net assets                  31,538      156,877        88,991       (2,598)      113,118      119,558
Net assets at beginning of period                       286,776      129,899        40,908      416,535       303,417      183,859
                                                   ------------- ------------ -------------- ----------- ------------- ------------
Net assets at end of period                        $    318,314  $   286,776  $    129,899   $  413,937  $    416,535  $   303,417
                                                   ============= ============ ============== =========== ============= ============
Accumulation units:
      Purchases                                          11,742       13,569         3,557       10,416        12,391       11,572
      Withdrawals                                        (4,267)      (4,652)         (359)      (6,003)       (2,089)      (2,451)
                                                   ------------- ------------ -------------- ----------- ------------- ------------
Net increase (decrease) in units outstanding              7,475        8,917         3,198        4,413        10,302        9,121
Units outstanding at beginning of year                   15,601        6,684         3,486       35,700        25,398       16,277
                                                   ------------- ------------ -------------- ----------- ------------- ------------
Units outstanding at end of year                         23,076       15,601         6,684       40,113        35,700       25,398
                                                   ============= ============ ============== =========== ============= ============

(A) For the period from May 1 to December 31
The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2001, 2000, AND 1999

                                                 Scudder VLIF (continued)                T.Rowe Price
                                                 --------------------------------------------------------------------------------

                                                                International                          Equity Income
                                                 --------------------------------------------------------------------------------
                                                     2001         2000          1999         2001          2000         1999
                                                 ------------- ------------ ------------- ------------ ------------- ------------
Income:
      Dividends                                  $      4,280   $    4,431   $       684   $   15,923   $    19,710   $   16,662
Realized gains (losses) on investments
      Realized gain on sale of fund shares            (26,259)      27,044         4,910         (152)       (5,510)       1,587
      Realized gain distributions                     200,635       90,089        38,071       20,484        59,319       36,675
                                                 ------------- ------------ ------------- ------------ ------------- ------------
         Realized gain (losses)                       174,376      117,133        42,981       20,332        53,809       38,262
                                                 ------------ ------------ ------------- ------------ ------------- ------------
Change in unrealized appreciation
      during the year                                (570,020)    (341,194)      216,633      (18,121)       56,609      (31,768)
                                                 ------------- ------------ ------------- ------------ ------------- ------------
Increase (decrease) in net assets from
      operations                                     (391,364)    (219,630)      260,298       18,134       130,128       23,156
                                                 ------------- ------------ ------------- ------------ ------------- ------------
Contract Transactions:
      Payments received from contract owners          458,016      212,904        59,654      232,119       188,141      170,949
      Transfers between subaccounts
         (including fixed accounts), net              252,791      446,370       311,240       91,217        25,435      508,113
      Transfers for contract benefits and
         terminations                                 (58,115)     (21,150)       (1,032)     (36,411)      (32,909)     (15,519)
      Contract maintenance charges                   (166,242)     (95,683)      (26,088)    (133,648)     (102,743)     (58,349)
 Mortality and expense risk                            (8,222)    (102,739)      (29,450)      (8,637)     (110,583)     (63,858)
Administrative charges                                (22,291)      (9,576)       (3,283)     (10,228)       (9,932)      (6,855)
Adjustments to net assets allocated
      to contracts in payout period                         -            -             -            -             -            -
                                                 ------------- ------------ ------------- ------------ ------------- ------------
Net increase (decrease) in net assets
      from contract transactions                      455,937      430,126       311,041      134,412       (42,591)     534,481
                                                 ------------- ------------ ------------- ------------ ------------- ------------
Total increase (decrease) in net assets                64,573      210,496       571,339      152,546        87,537      557,637
Net assets at beginning of period                   1,044,950      834,454       263,115    1,042,073       954,536      396,899
                                                 ------------- ------------ ------------- ------------ ------------- ------------
Net assets at end of  period                     $  1,109,523   $1,044,950   $   834,454   $1,194,619   $ 1,042,073   $  954,536
                                                 ============= ============ ============= ============ ============= ============

Accumulation units:
      Purchases                                        48,133       39,382        30,756       22,976        19,174       48,679
      Withdrawals                                      (6,733)     (10,416)       (5,974)     (13,156)      (21,859)      (4,143)
                                                 ------------- ------------ ------------- ------------ ------------- ------------
Net increase (decrease) in units outstanding           41,400       28,966        24,782        9,820        (2,685)      44,536
Units outstanding at beginning of year                 77,292       48,326        23,544       75,622        78,307       33,771
                                                 ------------- ------------ ------------- ------------ ------------- ------------
Units outstanding at end of year                      118,692       77,292        48,326       85,442        75,622       78,307
                                                 ============= ============ ============= ============ ============= ============

(A) For the period from May 1 to December 31
The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2001, 2000, AND 1999

                                              T.Rowe Price (continued)
                                              --------------------------------------------------------------------------------

                                                          International Stock                      Limited-Term Bond
                                              --------------------------------------------------------------------------------
                                                  2001         2000          1999         2001          2000         1999
                                              ------------- ------------ ------------- ------------ ------------- ------------
Income:
      Dividends                                $    31,054   $    7,668   $     4,774   $  130,536   $    91,844  $    46,207
Realized gains (losses) on investments
      Realized gain on sale of fund shares         (16,316)      83,318        10,897         (934)       (5,825)      (2,000)
      Realized gain distributions                        -       36,808        15,001            -             -            -
                                              ------------- ------------ ------------- ------------ ------------- ------------
         Realized gain (losses)                    (16,316)     120,126        25,898         (934)       (5,825)      (2,000)
                                              ------------- ------------ ------------- ------------ ------------- ------------
Change in unrealized appreciation
      during the year                             (317,053)    (380,060)      286,045       56,285        58,357      (24,110)
                                              ------------- ------------ ------------- ------------ ------------- ------------
Increase (decrease) in net assets from
      operations                                  (302,315)    (252,266)      316,717      185,887       144,376       20,097
                                              ------------- ------------ ------------- ------------ ------------- ------------
Contract Transactions:
      Payments received from contract owners       515,884      356,989       289,273      853,961       282,233      169,528
      Transfers between subaccounts
         (including fixed accounts), net           318,908      130,759       754,159      477,629       552,457      745,376
      Transfers for contract benefits and
         terminations                              (50,397)     (49,574)      (50,414)    (144,848)      (23,893)     (11,044)
      Contract maintenance charges                (178,543)    (151,303)      (92,030)    (295,360)     (118,481)     (61,452)
Mortality and expense risk                          (9,865)    (161,518)      (98,704)     (18,722)     (130,570)     (67,805)
Administrative charges                             (21,331)     (19,584)      (11,274)     (32,041)      (11,393)      (5,869)
Adjustments to net assets allocated
      to contracts in payout period                      -            -             -            -             -            -
                                              ------------- ------------ ------------- ------------ ------------- ------------
Net increase (decrease) in net assets
      from contract transactions                   574,656      105,769       791,010      840,619       550,353      768,734
                                              ------------- ------------ ------------- ------------ ------------- ------------
Total increase (decrease) in net assets            272,341     (146,497)    1,107,727    1,026,506       694,729      788,831
Net assets at beginning of period                1,217,948    1,364,445       256,718    1,906,896     1,212,167      423,336
                                              ------------- ------------ ------------- ------------ ------------- ------------
Net assets at end of period                    $ 1,490,289   $1,217,948   $ 1,364,445   $2,933,402   $ 1,906,896  $ 1,212,167
                                              ============= ============ ============= ============ ============= ============

Accumulation units:
      Purchases                                     71,551       37,418        78,763       85,310        58,104       81,504
      Withdrawals                                  (12,252)     (29,185)       (7,409)     (19,748)      (10,198)     (10,968)
                                              ------------- ------------ ------------- ------------ ------------- ------------
Net increase (decrease) in units outstanding        59,299        8,233        71,354       65,562        47,906       70,536
Units outstanding at beginning of year             103,478       95,245        23,891      156,785       108,879       38,343
                                              ------------- ------------ ------------- ------------ ------------- ------------
Units outstanding at end of year                   162,777      103,478        95,245      222,347       156,785      108,879
                                              ============= ============ ============= ============ ============= ============

(A) For the period from May 1 to December 31
The accompanying notes are an integral part of these financial statements

UNITED OF OMAHA SEPARATE ACCOUNT B

STATEMENT OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 2001, 2000, AND 1999

                                                    T.Rowe Price (continued)
                                                    --------------------------------------------------------------------------------

                                                              New America Growth                   Personal Strategy Balanced
                                                    ---------------------------------------- ---------------------------------------
                                                        2001         2000          1999         2001          2000         1999
                                                    ------------- ------------ ------------- ------------ ------------- ------------
Income:
      Dividends                                     $          -  $         -  $          -  $    15,016  $     13,318  $    12,844

Realized gains (losses) on investments
      Realized gain on sale of fund shares                (7,054)         323         2,707       (3,915)         (617)         378
      Realized gain distributions                         26,329       93,571        20,262            -        23,368       16,711
                                                    ------------- ------------ ------------- ------------ ------------- ------------
         Realized gain (losses)                           19,275       93,894        22,969       (3,915)       22,751       17,089
                                                    ------------- ------------ ------------- ------------ ------------- ------------
Change in unrealized appreciation
      during the year                                   (138,740)         154         2,752      (22,279)         (613)         402
                                                    ------------- ------------ -------------------------- ------------- ------------
Increase (decrease) in net assets from
      operations                                        (119,465)      94,048        25,721      (11,178)       35,456       30,335
                                                    ------------- ------------ ------------- ------------ ------------- ------------
Contract Transactions:
      Payments received from contract owners             680,005      296,765       130,448       91,068        82,978       44,161
      Transfers between subaccounts
         (including fixed accounts), net                 451,451      301,990       167,541       79,135        47,744       70,971
      Transfers for contract benefits and
         terminations                                    (40,217)      (9,429)      (19,963)     (13,272)       (9,695)      (7,085)
      Contract maintenance charges                      (204,764)     (81,860)      (36,805)     (38,117)      (25,729)     (10,897)
Mortality and expense risk                                (8,963)     (86,118)      (35,786)      (4,090)      (29,147)     (11,580)
Administrative charges                                   (28,577)     (12,193)       (8,491)      (3,385)       (2,343)      (3,412)
Adjustments to net assets allocated
      to contracts in payout period                            -            -             -            -             -            -
                                                    ------------- ------------ ------------- ------------ ------------- ------------
Net increase (decrease) in net assets
      from contract transactions                         848,935      409,155       196,944      111,339        63,808       82,158
                                                    ------------- ------------ ------------- ------------ ------------- ------------
Total increase (decrease) in net assets                  729,470      503,203       222,665      100,161        99,264      112,493
Net assets at beginning of period                        875,234      372,031       149,366      471,625       372,361      259,868
                                                    ------------- ------------ ------------- ------------ ------------- ------------
Net assets at end of period                         $  1,604,704  $   875,234  $    372,031  $   571,786  $    471,625  $   372,361
                                                    ============= ============ ============= ============ ============= ============
Accumulation units:
      Purchases                                           77,490       43,285        16,682       11,170         8,168        8,488
      Withdrawals                                         (4,277)      (1,241)       (2,583)      (2,829)       (2,395)      (1,516)
                                                    ------------- ------------ ------------- ------------ ------------- ------------
Net increase (decrease) in units outstanding              73,213       42,044        14,099        8,341         5,773        6,972
Units outstanding at beginning of year                    67,804       25,760        11,661       34,418        28,645       21,673
                                                    ------------- ------------ ------------- ------------ ------------- ------------
Units outstanding at end of year                         141,017       67,804        25,760       42,759        34,418       28,645
                                                    ============= ============ ============= ============ ============= ============

(A) For the period from May 1 to December 31
The accompanying notes are an integral part of these financial statements

                       UNITED OF OMAHA SEPARATE ACCOUNT B

                          NOTES TO FINANCIAL STATEMENTS
              FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999

1.   NATURE OF OPERATIONS
     United of Omaha Separate Account B (Separate Account) was established by United of Omaha Life Insurance Company (United) on August 13, 1997, under procedures established by Nebraska law, and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The assets of the Separate Account are owned by United, however, the net assets of the Separate Account are clearly identified and distinguished from United's other assets and liabilities. The portion of the Separate Account's assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business United may conduct.

     A Separate Account policyholder may allocate funds to fixed income accounts, which are part of United's general account, in addition to those sub-accounts detailed below. Interests in the fixed income accounts have not been registered under the Securities Act of 1933 and United has not been registered as an investment company under the Investment Company Act of 1940, due to exemptive and exclusionary provisions of such acts.

2.   SUB-ACCOUNTS
     The Separate Account is divided into sub-accounts, each of which invests exclusively in shares of a corresponding mutual fund portfolio. The available portfolios are:

                      Alger             Fidelity VIP and VIP II         Morgan Stanley                Scudder VLIF
                      -----             -----------------------         --------------                ------------
                 American Growth         Asset Manager: Growth      Emerging Markets Equity         Global Discovery
          American Small Capitalization       Contrafund                 Fixed Income              Growth and Income
                                             Equity Income                                           International
                  Deutsche VIT                 Index 500
                  ------------
               EAFE(R) Equity Index*               MFS                     Pioneer VCT                  T. Rowe Price
                                                   ---                    ------------                  -------------
                Small Cap Index*         Capital Opportunities            Equity-Income*                Equity Income
                                            Emerging Growth                   Fund*                  International Stock
                    Federated              Global Governments             Growth Shares*              Limited-Term Bond
                    ---------
               Prime Money Fund II             High Income                Mid-Cap Value              New America Growth
          U.S. Government Securities II          Research              Real Estate Growth       Personal Strategy Balanced

     *added May 1, 2000

3.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

     Security Valuation and Related Investment Income - The market values of investments are based on the year-end closing bid prices. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and capital gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the specific identification basis. Charges for investment advisory fees and other expenses are reflected in the net asset values of the mutual fund portfolios.

     Federal Income Taxes - Net taxable income or loss of the sub-accounts of the Separate Account are included in the federal and state income tax return of United, which is taxed as a life insurance company under the Internal Revenue Code (IRC). Under current provisions of the IRC, United does not expect to incur federal income taxes on the earnings of the sub-accounts of the Separate Account to the extent that earnings are credited under the contracts. Based on this, no charge is being made currently to the sub-accounts of the Separate Account for federal income taxes.

4.   ACCOUNT CHARGES

     Mortality and Expense Risk Charge:
     United deducts a monthly charge as compensation for the mortality and expense risks assumed by United. This charge is equal to an annual rate of 0.90% of the accumulation value on each monthly deduction date for single premium variable life policies. Risk charges for flexible premium variable life policies are equal to .70% of the accumulation value decreasing to .55% after ten years. United guarantees that the mortality and expense charge will not increase above these levels.

     Contract Maintenance Charges:

     Cost of Insurance Charge - The cost of insurance charge on single premium variable life policies is based on the duration of the policy and the insured's rate class as follows:

                                                     Preferred Rate Class                         Standard Rate Class
                                                         Policy Years                                Policy Years
                  Accumulation Value            1 - 10                11 and later          1 - 10            11 and later
                    $45,000 or less             0.70 %                   0.60 %             1.30 %               0.94 %
                 Greater than $45,000           0.60 %                   0.50 %             1.20 %               0.84 %

     The cost of insurance for flexible premium variable life policies is based upon the age, sex, risk and rate class of the insured, the specific amount of insurance coverage and the length of time the policy has been in force.

     Tax Expense Charge - For single premium variable life policies, a tax expense charge is deducted as part of the monthly deduction from the accumulation value on each monthly deduction date for the first ten policy years to reimburse United for state premium taxes, federal deferred acquisition cost taxes, and related administrative expenses. The annual rate of this charge is 0.39% of the accumulation value. This charge is 3.75% of each premium payment for flexible premium variable life policies. No charges are currently made to the sub-accounts of the Separate Account for taxes other than premium taxes and federal deferred acquisition cost. United reserves the right to levy charges in the future for taxes or other economic burdens resulting from taxes that United determines are properly attributable to the Separate Account.

     Transfer Charge - There is no charge for the first 12 transfers between sub-accounts of the Separate Account in each policy year. However, there is a $10 fee for the 13th through a maximum of 24 allowable requests during a single policy year. Any applicable transfer fee is deducted from the amount transferred. All transfer requests made simultaneously are treated as a single request. No transfer fee is imposed for any transfer which is not at the policyowner's request. The transfer fee is guaranteed not to increase above these levels.

     Surrender Charge - A surrender charge will be deducted on a full surrender or a partial withdrawal from the amount requested to be surrendered. The amount of the charge for single premium variable life policies will depend upon the period of time since the premium was paid, calculated as follows:

                     Years Since                                Surrender
                   Premium Payment                                Charge
                       1 - 3                                       9.50%
                         4                                         9.00%
                         5                                         7.50%
                         6                                         6.00%
                         7                                         4.50%
                         8                                         3.00%
                         9                                         1.50%
                     10 & later                                      -

     The surrender charge for flexible premium variable life policies is dependent upon the policyholder's age, sex, risk and rate class, the length of time the policy has been in force and the specified amount of coverage. The highest aggregate surrender charge is $53 for each $1,000 of specified amount of insurance coverage in the first year declining to $10 per $1,000 in the ninth year. The length of the surrender charge period varies depending upon the policyholder's issue age and varies between 9 and 12 years.

     Premium Processing Charge - For flexible premium variable life policies, United deducts $2 from each policy premium payment received to cover premium processing expenses.

     Cost of Riders - For flexible premium variable life policies, additional insured, accidental death benefit and disability riders are available at a cost based on the insured's age, sex, risk and rate class, and benefit amount. A paid-up life insurance rider is available at a cost of 3% of the accumulation value on the date exercised.

     Administrative Charge:
     For single premium variable life policies, United deducts an administrative charge on each monthly deduction date. This charge is set at an annual rate of 0.24% of the accumulation value on each monthly deduction date. The administrative charge for flexible premium variable life policies is $84 per year.

5.   PURCHASES AND SALES OF INVESTMENTS

     The aggregate cost of net daily purchases and proceeds from net daily sales of investments for the year ended December 31, 2001 were as follows:

                                                                     Purchases                  Sales
                                                                   ----------------           ---------------
            Alger American Growth                                       $  759,621                $  107,266
            Alger American Small Capitalization                            467,251                    69,570

            Deutsche VIT EAFE(R) Equity Index                              989,837                    55,335
            Deutsche VIT Small Cap Index                                   423,833                    73,563

            Federated Prime Money Fund II                                5,084,276                 3,393,052
            Federated U.S. Government Securities II                        236,556                   179,169

            Fidelity VIP and VIP II Asset Manager: Growth                  191,398                    44,444
            Fidelity VIP and VIP II Contrafund                             559,661                   142,867
            Fidelity VIP and VIP II Equity Income                          701,033                   248,158
            Fidelity VIP and VIP II Index 500                            1,601,225                   314,860

            MFS Capital Opportunities                                    1,673,639                   159,805
            MFS Emerging Growth                                            437,961                    80,507
            MFS Global Governments                                         105,855                    81,766
            MFS High Income                                                149,706                    88,976
            MFS Research                                                   285,878                    82,373

            Morgan Stanley Emerging Markets Equity                         437,053                    22,131
            Morgan Stanley Fixed Income                                    100,104                    48,172

                                                        Purchases            Sales
                                                      ------------       ------------
       Pioneer VCT Equity-Income                      $   379,904         $  242,270
       Pioneer VCT Fund                                   276,786              9,641
       Pioneer VCT Growth Shares                           17,505              6,277
       Pioneer VCT Mid-Cap Value                          314,359             70,143
       Pioneer VCT Real Estate Growth                     334,158            154,070

       Scudder VLIF Global Discovery                      183,551             66,286
       Scudder VLIF Growth and Income                     110,450             63,138
       Scudder VLIF International                         535,480             79,543

       T. Rowe Price Equity Income                        313,655            179,243
       T. Rowe Price International Stock                  698,374            123,718
       T. Rowe Price Limited-Term Bond                  1,089,846            249,227
       T. Rowe Price New America Growth                   899,695             50,760
       T. Rowe Price Personal Strategy Balanced           147,969             36,630

6. UNIT VALUES

   A summary of unit values and units outstanding for variable life contracts and the expense ratios, excluding expenses of the underlying funds, for the period ended December 31, 2001, follows.

                                                       At December 31, 2001              For the year ended December 31, 2001
                                                  --------------------------------  -----------------------------------------------
                                                                                   Investment
                                                            Unit Fair                Income      Expenses Ratio
                                                   Units      Value    Net Assets    Ratio*    lowest to highest**  TotalReturn***
                                                   -----    --------   ---------- ----------  -------------------  --------------
  Alger American Growth                             125,940 $ 14.91    $ 1,877,916    0.23%     0.70%  to   2.83%      (11.83)%
  Alger American Small Capitalization               128,422    8.65      1,110,219    0.05      0.70   to   2.83       (29.45)

  Deutsche VIT EAFE(R) Equity Index                 198,392    6.65      1,319,975    0.00      0.70   to   2.83       (24.69)
  Deutsche VIT Small Cap Index                       80,263    9.56        767,059    0.74      0.70   to   2.83         2.14

  Federated Prime Money Fund II                   2,427,084    1.23      2,983,935    4.07      0.70   to   2.83         3.36
  Federated U.S. Government Securities II            28,761   13.23        380,397    3.63      0.70   to   2.83         7.04

  Fidelity VIP and VIP II  Asset Manager: Growth     47,250   11.50        543,246    2.49      0.70   to   2.83        (7.33)
  Fidelity VIP and VIP II  Contrafund               121,165   13.82      1,674,987    0.73      0.70   to   2.83       (12.25)
  Fidelity VIP and VIP II  Equity Income            177,570   12.90      2,289,848    1.58      0.70   to   2.83        (4.94)
  Fidelity VIP and VIP II  Index 500                374,204   13.04      4,879,232    1.04      0.70   to   2.83       (12.07)

  MFS Capital Opportunities                         192,405   14.91      2,868,853    0.01      0.70   to   2.83       (23.50)
  MFS Emerging Growth                                84,693   13.11      1,110,144    0.00      0.70   to   2.83       (33.49)
  MFS Global Governments                             34,426   11.76        404,694    3.83      0.70   to   2.83         4.81
  MFS High Income                                    56,232   10.56        593,719    8.33      0.70   to   2.83         2.13
  MFS Research                                       64,750   11.61        751,789    0.01      0.70   to   2.83       (21.23)

  Morgan Stanley Emerging Markets Equity             80,847    7.85        634,757    0.00      0.70   to   2.83        (6.55)
  Morgan Stanley Fixed Income                        19,445   12.60        245,041    5.06      0.70   to   2.83         9.38

  Pioneer VCT  Equity-Income                         64,155   10.76        690,065    1.65      0.70   to   2.83        (7.08)
  Pioneer VCT  Fund                                  52,804    8.52        449,929    0.66      0.70   to   2.83       (11.06)
  Pioneer VCT  Growth Shares                          7,689    7.52         57,802    0.00      0.70   to   2.83       (19.23)
  Pioneer VCT  Mid-Cap Value                         46,743   13.83        646,559    0.52      0.70   to   2.83         6.47
  Pioneer VCT  Real Estate Growth                    86,198   11.99      1,033,221    5.18      0.70   to   2.83         7.82

  Scudder VLIF  Global Discovery                     23,076   13.79        318,314    0.00      0.70   to   2.83       (24.97)
  Scudder VLIF  Growth and Income                    40,113   10.32        413,937    0.93      0.70   to   2.83       (11.57)
  Scudder VLIF  International                       118,692    9.35      1,109,523    0.40      0.70   to   2.83       (30.84)

  T. Rowe Price Equity Income                        85,442   13.98      1,194,619    1.47      0.70   to   2.83         1.45
  T. Rowe Price International Stock                 162,777    9.16      1,490,289    2.43      0.70   to   2.83       (22.18)
  T. Rowe Price Limited-Term Bond                   222,347   13.19      2,933,402    5.41      0.70   to   2.83         8.47
  T. Rowe Price New America Growth                  141,017   11.38      1,604,704    0.00      0.70   to   2.83       (11.85)
  T. Rowe Price Personal Strategy Balanced           42,759   13.37        571,786    2.92      0.70   to   2.83        (2.41)

*These ratios represent the dividends, excluding realized gains (losses) on investments, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average monthly net assets. These ratios exclude all expenses. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

**These ratios represent the annualized contract expenses of the sub-accounts of the Separate Account, consisting primarily of mortality and expense charges and administrative charges, for the period indicated. The ratios include only those expenses that are based on a percent of the account value. These charges are made directly to contract owner accounts through the redemption of units. All other charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

***These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                           PART II - OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

     The Nebraska Business Corporation Act provides for permissive indemnification of officers and directors in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Nebraska Business Corporation Act also specifies procedures for determining when indemnification payments can be made.

     With respect to indemnification, Article XI of United's Articles of Incorporation provides as follows:

                An outside director of the Company shall not be personally liable to the Company or its Stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for: (i) any act or omission not in good faith which involves intentional misconduct or a knowing violation of the law; (ii) any transaction from which the outside director derived an improper direct or indirect financial benefit; (iii) paying or approving a dividend which is in violation of Nebraska law; (iv) any act or omission which violates a declaratory or injunctive order obtained by the Company or its Stockholders; and (v) any act or omission occurring prior to the effective date of the amendments to the Articles of Incorporation of the Company incorporating this ARTICLE XI.

                For purposes of this ARTICLE XI, an outside director shall mean a member of the Board of Directors who is not an officer or a person who may control the conduct of the Company through management agreements, voting trusts, directorships in related corporations, or any other device or relationship.

                If the Nebraska Business Corporation Act is amended after approval by the Stockholders of this ARTICLE XI to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Company shall be eliminated or limited to the fullest extent permitted by the Nebraska Business Corporation Act as so amended.

                Any repeal or modification of the foregoing ARTICLE XI by the Stockholders of the Company shall not adversely affect any right or protection of a director of the Company existing at the time of such repeal or modification.

     With respect to indemnification, Article XII of United's Articles of Incorporation provides as follows:

                To the fullest extent permitted by law, the Corporation shall indemnify any person, who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal, by reason of the fact that such person is or was a director of the Corporation, or is or was serving at the request of the Corporation as a director, officer, partner, member, trustee, employee or agent of another domestic or foreign corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other entity, against expenses including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding; PROVIDED HOWEVER, that this indemnity shall not protect a director against liability for (i) receipt of a financial benefit to which he or she is not entitled, (ii) an intentional infliction of harm on the corporation or its members,
         (iii) a violation of section 21-2096 of the Nebraska Business Corporation Act, or (iv) an intentional violation of criminal law); and PROVIDED FURTHER HOWEVER, that this indemnity shall not protect a director against liability in connection with a proceeding by or in the right of the Corporation, except for reasonable expenses incurred in connection with the proceeding if it is determined that such person has met the relevant standard of conduct in section 21-20,103 of the Nebraska Business Corporation Act.

                To the fullest extent permitted by law, before final disposition of an action, suit, or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal, the Corporation shall advance funds to pay for or reimburse the reasonable expenses incurred by a director of the Corporation, who is a party to such action, suit or proceeding because he or she is a director of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, member, trustee, employee or agent of another foreign or domestic corporation, partnership, limited liability company, joint venture, employee benefit plan or other entity if he or she delivers to the
          Corporation: (a) a written affirmation of his or her good faith belief that he or she has met the relevant standard of conduct or that the proceeding involves conduct for which liability has been eliminated under a provision of these Articles of Incorporation as authorized by the Nebraska Business Corporation Act; and (b) his or her written undertaking to repay any funds advanced if he or she is not entitled to mandatory indemnification under section 21-20,104 of the Nebraska Business Corporation Act and it is ultimately determined under section 21-20,106 or section 20,107 of the Nebraska Business Corporation Act that he or she has not met the relevant standard of conduct described in section 21-20,103 of the Nebraska Business Corporation Act. This undertaking shall be an unlimited general obligation of the director and shall not be required to be secured. It may be accepted without reference to the financial ability of the director to make repayment.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of United of Omaha Life Insurance Company pursuant to the foregoing provisions, or otherwise, United has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by United of expenses incurred or paid by a director, officer or controlling person of United in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, United will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


                    REPRESENTATION PURSUANT TO SECTION 26(e)

     United represents that the fees and charges under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by United.


                       CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement consists of the following papers and documents:

         The facing sheet.

         A reconciliation and tie of the information shown in the prospectus with the items of Form N-8B-2.

         The Prospectus consisting of 104 pages.

         The undertaking to file reports.

         The Rule 484 Undertaking.

         The Section 26(e) Representation.

         The signatures.

         Written consents of the following persons:

                  Independent Auditors
                  Thomas J. McCusker, Esquire
                  Robert E. Hupf, F.S.A., M.A.A.A.

         The following exhibits:

                                  EXHIBIT INDEX


        Exhibit No.         Description of Exhibit
        -----------         ----------------------
        1.A.(1)             Resolution of the Board of Directors of United of Omaha Life  Insurance  Company  establishing  the
                            Variable Account. *


              (2)           None.
              (3)(a)        Principal Underwriter Agreement by and between
                            United of Omaha Life Insurance Company, on its own behalf and on behalf of the Variable Account, and Mutual of Omaha Investor Services, Inc. *

                 (b)        Form of  Broker/Dealer  Supervision  and Sales  Agreement by and between  Mutual of Omaha  Investor
                            Services, Inc. and the Broker/Dealer.**

                 (c)        Commission Schedule for Policies. ****

              (4)           None.

              (5)(a)        Form of Policy for the ULTRALIFE flexible premium variable life insurance policy. ***

                 (b)        Forms of Riders to the Policy. ***

                    (2)     Optional Paid-Up Life Insurance Rider. *******

              (5)(c)        Systematic Transfer Enrollment Program Endorsement to the Policy. *****

              (6)(a)        Articles of Incorporation of United of Omaha Life Insurance Company.**

                 (b)        Bylaws of United of Omaha Life Insurance Company. *********

              (7)           None.

              (8)(a)(1)     Participation  Agreement among The Alger American Fund, Fred Alger  Management,  Inc. and United of
                            Omaha Life Insurance Company. **

                    (2)     Amendment No. 1 to the  Participation  Agreement among Alger American Fund, Fred Alger  Management,
                            Inc. and United of Omaha Life Insurance Company. *********

                    (3)     Amendment  No.  2 to the  Participation  Agreement  among  The  Alger  American  Fund,  Fred  Alger
                            Management, Inc. and United of Omaha Life Insurance Company. *********

                  (b)(1)    Fund  Participation  Agreement among United of Omaha Life Insurance Company,  Insurance  Management
                            Series and Federated Securities Corp. **

                    (2)     Amendment  No.  1 to  the  Participation  Agreement  among  Federated  Insurance  Series,  formerly
                            Insurance  Management  Series,  Federated  Securities  Corp.  and  United of Omaha  Life  Insurance
                            Company. *********

                    (3)     Amendment No. 2 to the Participation Agreement among Federated Insurance Series, formerly
                            Insurance Management Series, Federated Securities Corp. and United of Omaha Life Insurance
                            Company. *********

                 (c)(1)     Participation   Agreement  among  Variable  Insurance  Products  Fund  II,  Fidelity   Distributors
                            Corporation and United of Omaha Life Insurance Company. **

                    (2)     Amendment No. 2 to the Participation  Agreement among Variable Insurance Products Fund II, Fidelity
                            Distributors Corporation and United of Omaha Life Insurance Company. *********

                    (3)     Amendment No. 3 to the Participation  Agreement among Variable Insurance Products Fund II, Fidelity
                            Distributors Corporation and United of Omaha Life Insurance Company. *********

                    (4)     Amendment No. 4 to the Participation  Agreement among Variable Insurance Products Fund II, Fidelity
                            Distributors Corporation and United of Omaha Life Insurance Company. *********

                    (5)     Amendment No. 5 to the Participation  Agreement among Variable Insurance Products Fund II, Fidelity
                            Distributors Corporation and United of Omaha Life Insurance Company. **********

                    (6)     Participation  Agreement among Variable Insurance Products Fund, Fidelity Distributors  Corporation
                            and United of Omaha Life Insurance Company. *********

                    (7)     Amendment No. 1 to the Participation  Agreement among Variable  Insurance  Products Fund,  Fidelity
                            Distributors Corporation and United of Omaha Life Insurance Company. *********


                    (8)     Amendment No. 2 to the Participation  Agreement among Variable  Insurance  Products Fund,  Fidelity
                            Distributors Corporation and United of Omaha Life Insurance Company. *********

                    (9)     Amendment No. 3 to the Participation  Agreement among Variable  Insurance  Products Fund,  Fidelity
                            Distributors Corporation and United of Omaha Life Insurance Company. **********

                 (d)        Amended and Restated  Participation  Agreement among MFS Variable Insurance Trust,  United of Omaha
                            Life Insurance Company and Massachusetts Financial Services Company. **********

                 (e)(1)     Participation  Agreement among Pioneer Variable Contracts Trust,  Pioneer Funds  Distributor,  Inc.
                            and United of Omaha Life Insurance Company. *********

                    (2)     Amendment No. 1 to the  Participation  Agreement among Pioneer Variable  Contracts  Trust,  Pioneer
                            Funds Distributor, Inc. and United of Omaha Life Insurance Company. *********

                    (3)     Amendment No. 2 to the  Participation  Agreement among Pioneer Variable  Contracts  Trust,  Pioneer
                            Funds Distributor, Inc. and United of Omaha Life Insurance Company. *********

                 (f)(1)     Participation  Agreement by and between  Scudder  Variable Life  Insurance Fund and United of Omaha
                            Life Insurance Company. **

                    (2)     First  Amendment  to the  Participation  Agreement  among Untied of Omaha Life  Insurance  Company,
                            Companion Life Insurance Company and Scudder Variable Life Investment Fund. *********

                 (g)(1)     Participation  Agreement among T. Rowe Price International  Series, T. Rowe Price Equity Series, T.
                            Rowe Price Fixed Income  Series T. Rowe Price  Investment  Services,  Inc. and United of Omaha Life
                            Insurance Company. **

                    (2)     Amended  Schedule  A  effective  May 31,  1995 to  Participation  Agreement  among  T.  Rowe  Price
                            International  Series,  T. Rowe Price Equity  Series,  T. Rowe Price Fixed Income  Series,  T. Rowe
                            Price Investment Services, Inc. and United of Omaha Life Insurance Company. *********

                    (3)     Amended  Schedule  A  effective  May 1,  1997  to  Participation  Agreement  among  T.  Rowe  Price
                            International  Series,  T. Rowe Price Equity  Series,  T. Rowe Price Fixed Income  Series,  T. Rowe
                            Price Investment Services, Inc. and United of Omaha Life Insurance Company. *********

                    (4)     Amended Schedule A effective August 6, 1999 to Participation  Agreement T. Rowe Price International
                            Series,  T. Rowe Price Equity Series,  T. Rowe Price Fixed Income Series,  T. Rowe Price Investment
                            Services, Inc. and United of Omaha Life Insurance Company. *********

                 (h)        Participation  Agreement  among  Morgan,  Stanley  Universal  Funds,  Inc.,  Morgan  Stanley  Asset
                            Management,  Inc.,  Miller  Anderson & Sherrerd  LLP, and United of Omaha Life  Insurance  Company.
                            ******
                 (i)(1)     Participation  Agreement among BT Insurance Funds Trust,  Bankers Trust Company and United of Omaha
                            Life Insurance Company. ********

                    (2)     Amendment No. 1 to the Fund  Participation  Agreement  among Deutsche  Asset  Management VIT Funds, formerly BT  Insurance  Funds  Trust,  Bankers  Trust  Company  and United of Omaha Life  Insurance
                            Company. **********

              (9)           None.

              (10)          Form of  Application  for the United of Omaha Life Insurance  Company  ULTRALIFE  Flexible  Premium
                            Variable Life Insurance Policy. ****

              (11)          Issuance, Transfer and Redemption Memorandum. ****

        2.                  Opinion and Consent of Counsel.

        3.                  Not Applicable.

        4.                  Not Applicable.

        5.                  Not Applicable.

        6.                  Opinion and Consent of Actuary.

        7.                  Consent of Independent Auditor.

        8.                  Powers of Attorney. **********

* Incorporated by reference to the Registration Statement for United of Omaha Separate Account B filed on December 27, 1996 (File No. 333-18881).

** Incorporated by reference to the Registration Statement for United of Omaha Separate Account C filed on April 24, 1997 (File No. 33-89848).

*** Incorporated by reference to the Registration Statement for United of Omaha Separate Account B filed on September 15, 1997 (File No. 333-35587).

**** Incorporated by reference to the Registration Statement for United of Omaha Separate Account B filed on February 5, 1998 (File No. 333-35587).

***** Incorporated by reference to the Registration Statement for United of Omaha Separate Account B filed on April 16, 1998 (File No. (File No. 333-18881).

****** Incorporated by reference to the Registration Statement for United of Omaha Separate Account C filed on April 16, 1998 (File No. 33-89848).

******* Incorporated by reference to the Registration Statement for United of Omaha Separate Account B filed on April 26, 1999 (File No. 33-35587).

******** Incorporated by reference to the Registration Statement for United of Omaha Separate Account C filed on April 26, 2000 (File No. 33-89848).

********* Incorporated by reference to the Registration Statement for United of Omaha Separate Account C filed on January 22, 2001 (File No. 333-54112).

********** Incorporated by reference to the Registration Statement for United of Omaha Separate Account C filed on April 29, 2002 (File No. 333-54112).

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, United of Omaha Life Insurance Company, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 7 to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 7 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Omaha and State of Nebraska, on 29th day of April, 2002.

                      UNITED OF OMAHA SEPARATE ACCOUNT B
                             (Registrant)

                      UNITED OF OMAHA LIFE INSURANCE COMPANY
                             (Depositor)

                                                 /s/ Thomas J. McCusker
                                                 ----------------------
                                                 By: Thomas J. McCusker

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 7 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signatures                                Title                                                        Date
----------                                -----                                                        ----
              *                           Chairman of the Board, Chief Executive Officer               4/29/02
-------------------------------
John W. Weekly
              *                           Director, President, Chief Operating Officer                 4/29/02
-------------------------------
John A. Sturgeon
              *                           Treasurer and Comptroller  (Principal Financial Officer and  4/29/02
-------------------------------           Principal Accounting Officer)
Tommie Thompson
              *                           Director                                                     4/29/02
-------------------------------
David Baris
              *                           Director                                                     4/29/02
-------------------------------
Samuel L. Foggie, Sr.
              *                           Director                                                     4/29/02
-------------------------------
Carol B. Hallett
              *                           Director                                                     4/29/02
-------------------------------
Jeffrey M. Heller
              *                           Director                                                     4/29/02
-------------------------------
Richard W. Mies
              *                           Director                                                     4/29/02
-------------------------------
Oscar S. Straus II
              *                           Director                                                     4/29/02
-------------------------------
Michael A. Wayne
              *                           Director                                                     4/29/02
-------------------------------
John W. Weekly
              *                           Director                                                     4/29/02
-------------------------------
John A. Sturgeon



By:  /s/ Thomas J. McCusker                          Date:  April 29, 2002
     ----------------------
     Thomas J. McCusker

* Signed by Thomas J. McCusker under Powers of Attorney effective indefinitely as of January 1, 2001 and January 1, 2002, filed as exhibits incorporated by reference in this Post-Effective Amendment No. 7 to the Registration Statement.

                                  EXHIBIT INDEX
                                  -------------


     Exhibit #        Description of Exhibit


         2.           Opinion and Consent of Counsel.

         6.           Opinion and Consent of Actuary.

         7.           Consent of Independent Auditor.

--------------------------------------------------------------------------------
                                                      Registration No. 333-35587
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

--------------------------------------------------------------------------------


                       UNITED OF OMAHA SEPARATE ACCOUNT B
                       ----------------------------------

                                       OF

                     UNITED OF OMAHA LIFE INSURANCE COMPANY

--------------------------------------------------------------------------------
                                    EXHIBITS
--------------------------------------------------------------------------------

                                       TO

                    THE POST-EFFECTIVE AMENDMENT NO. 7 TO THE
                       REGISTRATION STATEMENT ON FORM S-6

                                      UNDER

                           THE SECURITIES ACT OF 1933




--------------------------------------------------------------------------------
                                 April 29, 2002